UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

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Check the appropriate box:

☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EASTMAN CHEMICAL COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS DATED MARCH 2, 2012

SUBJECT TO COMPLETION

March [    ], 2012

Dear Fellow Stockholder:

Our 2012 Annual Meeting of Stockholders will be held at the Toy F. Reid Employee Center, located at 400 South Wilcox Drive, in Kingsport, Tennessee, on May 3, 2012, at 11:30 a.m. Doors to the meeting will open at 10:30 a.m. The business to be considered and voted upon at the meeting is explained in this proxy statement. A copy of Eastman’s 2011 Annual Report to Stockholders is also included with these materials.

Your vote is important for this year’s annual meeting, regardless of the number of shares you own. Signing and returning a proxy card or submitting your proxy by Internet or telephone in advance of the meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Whether you choose to vote by proxy card or electronically by telephone or the Internet, I urge you to vote as soon as possible. If you are a record holder of Eastman stock, an admission ticket for the meeting is included with your proxy card or electronic form of proxy. Please bring this ticket with you if you plan to attend the meeting in person. If you received our proxy materials from a broker or bank and do not have an admission ticket but wish to attend the meeting, please call (423) 229-4647.

Thank you for your support of our Company.

Sincerely,

James P. Rogers

Chairman and Chief Executive Officer

EASTMAN CHEMICAL COMPANY

200 South Wilcox Drive

Kingsport, Tennessee 37662

(423) 229-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 3, 2012

To Our Stockholders:

The 2012 Annual Meeting of Stockholders of Eastman Chemical Company (“Eastman” or the “Company”) will be held at the Toy F. Reid Employee Center, located at 400 South Wilcox Drive, in Kingsport, Tennessee, on May 3, 2012, at 11:30 a.m., local time. The purposes of the meeting are:

•	Elect Directors. To elect five directors to serve until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	Advisory Approval of Executive Compensation. To approve, on an advisory basis, the compensation of certain of the Company’s executive officers;

•	Approve the 2012 Omnibus Stock Compensation Plan. To approve the proposed 2012 Omnibus Stock Compensation Plan;

•	Ratify Appointment of Independent Auditors. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2012;

•	Approve Amendments to Certificate of Incorporation. To approve the proposed amendments to the Company’s Certificate of Incorporation to eliminate certain supermajority stockholder voting provisions;

•

Advisory Vote on Stockholder Proposal.    To vote on a proposal submitted by a stockholder, if properly presented at the meeting, requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent; and

•	Transact Any Other Business. To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 9, 2012 are entitled to vote at the meeting. It is important that your shares be represented and voted at the meeting. Please vote by proxy in one of these ways:

•	Use the toll-free telephone number shown on your proxy card, electronic form of proxy, or voting instruction form (if you received the proxy materials by mail from a broker or bank);

•	By Internet at the web address shown on your proxy card, electronic form of proxy, or voting instruction form; or

•	Mark, sign, date, and promptly return or submit your proxy card, electronic form of proxy, or voting instruction form (in the postage-paid envelope provided if you are returning a paper proxy card).

Signing and returning the proxy card or submitting your proxy electronically by Internet or telephone does not affect your right to vote in person if you attend the meeting.

By order of the Board of Directors

David A. Golden

Associate General Counsel and Corporate Secretary

March [    ], 2012

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS OF

EASTMAN CHEMICAL COMPANY

TO BE HELD ON MAY 3, 2012

INFORMATION ABOUT THE MEETING AND VOTING

Proxy Statement and Annual Meeting

This proxy statement is dated March [    ], 2012 and is first being mailed and delivered electronically to Eastman stockholders, and made available on the Internet at the Company’s website (www.eastman.com) and at www.ReadMaterial.com/EMN, on or about March [    ], 2012. Our Board of Directors (the “Board”) is furnishing you this proxy statement in connection with its solicitation of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 3, 2012 and at any adjournments or postponements of the meeting. A proxy statement is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to vote your stock by proxy. At the meeting, stockholders will be asked to consider and vote on the items of business listed and described in this proxy statement.

Voting By Proxy

A proxy is a legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written or electronic document, that document is also called a proxy, a proxy card, or a form of proxy.

By completing and returning your proxy (either by returning the paper proxy card or by submitting your proxy electronically via Internet, or by telephone), you appoint Curtis E. Espeland, the Company’s Chief Financial Officer, and Theresa K. Lee, the Company’s Chief Legal Officer, to represent you at the meeting and direct them to vote your shares at the meeting according to your instructions. Shares of common stock represented by proxy will be voted by the proxy holders at the meeting in accordance with your instructions as indicated in the proxy. If you properly execute and return your proxy (in paper form or electronically by the Internet or telephone) but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Board as to the matters identified in this proxy statement and in the best judgment of the proxy holders as to any other matters.

If your shares are registered in your name, you are a stockholder of record. Stockholders of record may vote by proxy in one of three ways:

•	by telephone: call (888) 693-8683 and follow the instructions on your proxy card or electronic form of proxy;

•	via the Internet: visit the www.cesvote.com website and follow the instructions on your proxy card or electronic form of proxy; or

•	by mail (if you received a paper proxy card): mark, sign, date, and mail your proxy card in the enclosed postage-paid envelope.

If you received via Internet the Important Notice Regarding Availability of Proxy Materials, follow the instructions on that notice to access an electronic form of proxy. The Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions, and to confirm that stockholders’ instructions have been recorded properly.

If your shares are held in “street name” through a broker, bank or other holder of record, you will receive instructions from that registered holder that you must follow in order for your shares to be voted for you by that record holder. Telephone and Internet voting may be offered to stockholders who own their shares through certain brokers and banks.

How to Revoke Your Proxy

You may revoke your proxy at any time before its exercise at the meeting by:

•	giving written notice of revocation to the Corporate Secretary of the Company;

•	executing and delivering a later-dated, signed proxy card or submitting a later-dated proxy via the Internet or by telephone before the meeting; or

•	voting in person at the meeting.

All written notices of revocation or other communications with respect to revocation of proxies should be sent to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-5280, Attention: Corporate Secretary, so that they are received before the meeting.

Record Date; Stockholders Entitled to Vote; Voting Rights

The record date for the 2012 Annual Meeting of Stockholders is March 9, 2012. Owners of record of common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting. The record date is established by the Board as required by Delaware law. If your shares are held in “street name” through a broker, bank or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the meeting.

On the record date, there were [                    ] shares of common stock issued and outstanding. Holders of common stock are entitled to one vote on each of the five director-nominees, and one vote on each other matter voted upon at the meeting for each share of common stock they hold of record on the record date.

Quorum

The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the meeting is necessary to constitute a quorum to conduct business. Abstentions and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a registered holder (such as a broker or bank) holding shares in “street name” for a beneficial owner does not vote on a particular proposal because the registered holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Banks and brokers which have not received voting instructions from their clients cannot vote on their clients’ behalf on the election of directors, the advisory approval of executive compensation, the proposed 2012 Omnibus Stock Compensation Plan, the proposal to amend the Certificate of Incorporation, or the advisory vote on the stockholder proposal, but may vote their clients’ shares on the ratification of the appointment of independent auditors.

Votes Required for Approval of Matters to be Considered

Each director nominee who receives a majority of votes cast (number of shares voted “for” exceeds the number of shares voted “against”) will be elected as a director. With respect to the election of directors, stockholders may by proxy (1) vote “for” all five of the nominees, (2) vote “against” all five of the nominees, (3) vote “against” any individual nominee or nominees but vote “for” the other nominee(s), or (4) “abstain” from voting on one or more nominees. Shares not present, in person or by proxy, at the meeting and abstentions will have no effect on the outcome of the election of directors. Similarly, any broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of the election of directors.

The affirmative vote of a majority of the votes cast is required for each of the advisory approval of executive compensation, ratification of the appointment of independent auditors, and approval of the advisory stockholder proposal. With respect to each of these items, stockholders may (1) vote “for,” (2) vote “against,” or (3) “abstain” from voting. Abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of the vote on these matters.

The affirmative vote of a majority of the votes cast is also required for the approval of the 2012 Omnibus Stock Compensation Plan. In addition, however, New York Stock Exchange rules require that the total votes cast on the approval of the 2012 Omnibus Stock Compensation Plan represent greater than 50% of the shares of common stock outstanding as of the record date. Under New York Stock Exchange rules, abstentions are treated as votes cast but broker non-votes are not. As a result, abstentions will be treated as a vote against approval of the 2012 Omnibus Stock Compensation Plan and broker non-votes will have no effect on the vote.

The affirmative vote of a majority of shares outstanding and entitled to vote at the meeting is required to approve the amendment to the Certificate of Incorporation to eliminate certain supermajority stockholder voting provisions. Stockholders may (1) vote “for”, (2) vote “against”, or (3) “abstain” from voting on the proposed amendment. Abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the amendment to the Certificate of Incorporation.

Proxy Solicitation Costs

We will bear the cost of soliciting proxies and the cost of the meeting. In addition to the solicitation of stockholders by mail and electronic means, proxies may be solicited by telephone, facsimile, personal contact, and similar means by our directors, officers, or employees, none of whom will be specially compensated for these activities. We have also contacted brokerage houses, banks, nominees, custodians, and fiduciaries which can be identified as record holders of common stock. Such holders, after inquiry by us, have provided certain information concerning beneficial owners not objecting to the disclosure of such information and the quantities of proxy materials and annual reports needed to supply such materials to beneficial owners, and we will reimburse such record holders for the expense of providing such beneficial ownership information and of mailing or otherwise delivering proxy materials and annual reports to beneficial owners. We have retained Georgeson Inc. to assist with the solicitation of proxies and vote projections for a fee of $20,000 plus reimbursement of out-of-pocket expenses.

Matters Raised at the Annual Meeting Not Included in this Proxy Statement

We do not expect any business to be acted upon at the meeting other than as described in this proxy statement. If, however, other matters are properly brought before the meeting, the persons appointed as proxies will have the discretion to vote or act on those matters for you according to their best judgment.

Stockholder Proposals for the 2013 Annual Meeting

In accordance with rules of the SEC, if you wish to submit a proposal for presentation at Eastman’s 2013 Annual Meeting of Stockholders, it must be received by the Company at its principal executive offices on or before November [        ], 2012 in order to be included in the Company’s proxy materials relating to its 2013 Annual Meeting of Stockholders. Any such proposal should be sent to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-5280, Attention: Corporate Secretary.

In addition, our Bylaws require that a proposal to be submitted by a stockholder for a vote of the Company’s stockholders at an annual meeting of stockholders, whether or not also submitted for inclusion in the Company’s proxy materials, must be preceded by adequate and timely notice to the Corporate Secretary of the Company. To be adequate, the notice must set forth certain information specified in our Bylaws about the stockholder and the proposal. The Bylaws are available through the “Investors — Corporate Governance” section of the Company’s website, and also will be provided to any stockholder upon written request to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-5280, Attention: Investor Relations. To be timely, the notice must be delivered to the Corporate Secretary of the Company no earlier than 150 days and not later than 120 days prior to the day of the month on which the notice of the immediately preceding year’s annual meeting of stockholders was first sent to the stockholders of the Company. If, as expected, notice of the 2012 Annual Meeting of Stockholders is first sent to stockholders on March [        ], 2012, then such advance notice would be timely if delivered no earlier than October [        ], 2012 and no later than November [        ], 2012.

Nominations by Stockholders for Election to the Board of Directors

Our Bylaws provide that nominations by stockholders of persons for election to the Board may be made by giving adequate and timely notice to the Corporate Secretary of the Company. To be adequate, the nomination notice must set forth certain information specified in our Bylaws about each stockholder submitting a nomination and each person being nominated. The Bylaws are available through the “Investors — Corporate Governance” section of the Company’s website, and also will be provided to any stockholder upon written request to Eastman

Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-5280, Attention: Investor Relations. To be timely, the nomination notice must be delivered to the Corporate Secretary of the Company no earlier than 150 days and not later than 120 days prior to the day of the month on which the notice of the immediately preceding year’s annual meeting of stockholders was first sent to the stockholders of the Company. If, as described above, the notice of the 2012 Annual Meeting of Stockholders is first sent to stockholders on March [        ], 2012, then such notice would be timely if delivered no earlier than October [        ], 2012 and no later than November [        ], 2012. The Nominating and Corporate Governance Committee of the Board will consider persons properly and timely nominated by stockholders and recommend to the full Board whether such nominee should be included with the Board’s nominees for election by stockholders.

Annual Report to Stockholders, Annual Report on Form 10-K, and Corporate Governance Materials

Our Annual Report to Stockholders for 2011, including our consolidated financial statements for the year ended December 31, 2011, is being mailed and delivered electronically to stockholders, and made available on the Internet at the Company’s website and at www.ViewMaterial.com/EMN, concurrently with this proxy statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC is also available via the Internet at the Company’s website (www.eastman.com) and at the SEC’s website (www.sec.gov).

We also make available free of charge, through the “Investors — Corporate Governance” section of the Eastman website, the Company’s Corporate Governance Guidelines, the charters of each of the committees of the Board, and codes of business conduct and ethics for our directors, officers, and employees. Such materials are also available in print upon written request of any stockholder to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-5280, Attention: Investor Relations.

Communications to the Board of Directors

Stockholders, and other interested parties, may communicate with non-management directors in writing by directing such communications to the Chair of the Nominating and Corporate Governance Committee or the Lead Director, Eastman Chemical Company, P.O. Box 1976, Kingsport, Tennessee 37662-5075 or by telephone toll free by calling 800-782-2515. Any communications concerning substantive Board or Company matters are promptly forwarded by the office of the Corporate Secretary to the Chair of the Nominating and Corporate Governance Committee and the Lead Director, and the office of the Corporate Secretary keeps and regularly provides to the Chair of the Nominating and Corporate Governance Committee and the Lead Director a summary of any communications received.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Common Stock

The table below sets forth certain information regarding the beneficial ownership of Eastman common stock as of December 31, 2011 by each director and by each executive officer named in the Summary Compensation Table (under “Executive Compensation — Compensation Tables” below), and by the directors, the named executive officers, and the other executive officers as a group.

Name	Number of Shares of Common Stock Beneficially Owned(1)(2)
James P. Rogers	748,106	(3)
Mark J. Costa	331,419	(4)
Curtis E. Espeland	109,000	(5)
Theresa K. Lee	213,014	(6)
Ronald C. Lindsay	230,189	(7)
Humberto P. Alfonso	1,218	(8)
Gary E. Anderson	21,472	(9)
Brett D. Begemann	1,194	(10)
Michael P. Connors	22,006	(11)
Stephen R. Demeritt	32,822	(12)
Robert M. Hernandez	56,684	(13)
Julie F. Holder	253	(14)
Renée J. Hornbaker	31,328	(15)
Lewis M. Kling	13,694	(16)
Howard L. Lance	23,864	(17)
David W. Raisbeck	35,092	(18)
Directors, named executive officers, and other executive officers as a group (20 persons)	2,031,071	(19)

(1)

Information relating to beneficial ownership is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the SEC. Under those rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of, or to direct the disposition of, such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership (such as by exercise of options) within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Except as indicated in other notes to this table, directors and executive officers possessed sole voting and investment power with respect to all shares of common stock referred to in the table.

(2)

The total number of shares of common stock beneficially owned by the directors, the named executive officers, and the other executive officers as a group represents approximately 1.47% of the shares of common stock outstanding as of December 31, 2011. The percentage beneficially owned by any individual director or executive officer did not exceed one percent of the outstanding shares of common stock. Shares not outstanding which are subject to options exercisable within 60 days by persons in the group or a named individual are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of common stock owned by the group or such individual.

(3)

Includes 553,042 shares that may be acquired upon exercise of options, 2,060 shares allocated to Mr. Rogers’ Employee Stock Ownership Plan (“ESOP”) account, 12,478 shares held by a grantor retained annuity trust of which Mr. Rogers is trustee and as to which he has voting and investment power, and 150,398 shares pledged as security in a margin brokerage account.

(4)	Includes 294,798 shares that may be acquired upon exercise of options and 2,161 shares allocated to Mr. Costa’s ESOP account.

(5)	Includes 102,866 shares that may be acquired upon exercise of options and 1,580 shares allocated to Mr. Espeland’s ESOP account.

(6)

Includes 88,466 shares that may be acquired upon exercise of options and 1,476 shares allocated to Ms. Lee’s ESOP account. Also includes 88,456 shares owned by the Eastman Chemical Company Foundation, Inc., of which shares Ms. Lee may also be deemed a beneficial owner by virtue of her shared voting and investment power as a director of the Foundation but in which she has no pecuniary interest.

(7)	Includes 188,398 shares that may be acquired upon exercise of options and 907 shares allocated to Mr. Lindsay’s ESOP account.

(8)

Consists of 232 restricted shares that generally vest in January 2014, but as to which Mr. Alfonso currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which he has voting power.

(9)

Includes 4,000 shares that may be acquired upon exercise of options, 2,460 restricted shares that generally vest in May 2012, but as to which Mr. Anderson currently has voting power, 1,594 restricted shares that generally vest in May 2013, but as to which he currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which he currently has voting power.

(10)

Consists of 208 restricted shares that generally vest in February 2014, but as to which Mr. Begemann currently has voting power and 986 restricted shares that generally vest in May 2014, but as to which he currently has voting power.

(11)

Includes 16,000 shares that may be acquired upon exercise of options, 2,460 restricted shares that generally vest in May 2012, but as to which Mr. Connors currently has voting power, 1,594 restricted shares that generally vest in May 2013, but as to which he currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which he currently has voting power.

(12)

Includes 24,000 shares that may be acquired upon exercise of options, 2,460 restricted shares that generally vest in May 2012, but as to which Mr. Demeritt currently has voting power, 1,594 restricted shares that generally vest in May 2013, but as to which he currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which he currently has voting power.

(13)

Includes 24,000 shares that may be acquired upon exercise of options, 2,460 restricted shares that generally vest in May 2012, but as to which Mr. Hernandez currently has voting power, 1,594 restricted shares that generally vest in May 2013, but as to which he currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which he currently has voting power.

(14)	Consists of restricted shares that generally vest in November 2014, but as to which Ms. Holder currently has voting power.

(15)

Includes 20,000 shares that may be acquired upon exercise of options, 2,460 restricted shares that generally vest in May 2012, but as to which Ms. Hornbaker currently has voting power, 1,594 restricted shares that generally vest in May 2013, but as to which she currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which she currently has voting power.

(16)

Includes 8,000 shares that may be acquired upon exercise of options, 2,460 restricted shares that generally vest in May 2012, but as to which Mr. Kling currently has voting power, 1,594 restricted shares that generally vest in May 2013, but as to which he currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which he currently has voting power.

(17)

Includes 12,000 shares that may be acquired upon exercise of options, 2,460 restricted shares that generally vest in May 2012, but as to which Mr. Lance currently has voting power, 1,594 restricted shares that generally vest in May 2013, but as to which he currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which he currently has voting power.

(18)

Includes 28,000 shares that may be acquired upon exercise of options, 2,460 restricted shares that generally vest in May 2012, but as to which Mr. Raisbeck currently has voting power, 1,594 restricted shares that generally vest in May 2013, but as to which he currently has voting power, and 986 restricted shares that generally vest in May 2014, but as to which he currently has voting power.

(19)

Includes a total of 1,471,302 shares that may be acquired upon exercise of options, 8,220 shares allocated to executive officers’ ESOP accounts, and 42,985 restricted shares as to which directors have voting power but no investment power. Also includes 88,456 shares owned by the Eastman Chemical Company Foundation, Inc., of which shares Ms. Lee may be deemed a beneficial owner by virtue of her shared voting and investment power as a director of the Foundation.

Common Stock and Common Stock Units

As described elsewhere in this proxy statement, in addition to shares of Eastman common stock beneficially owned, certain executive officers and directors have units of common stock credited to their individual stock accounts in the Eastman Executive Deferred Compensation Plan (the “EDCP”) and in the Directors’ Deferred Compensation Plan (the “DDCP”), respectively. See “EXECUTIVE COMPENSATION — Compensation Tables — Nonqualified Deferred Compensation” later in this proxy statement.

Eastman has stock ownership expectations for its directors and executive officers. These persons are expected to acquire and maintain a stake in the Company valued at $250,000 for non-employee directors, five times annual base pay for the Chief Executive Officer, and two and one-half times annual base pay for the other executive officers named in the Summary Compensation Table. Common stock units are counted with certain shares of common stock beneficially owned (excluding certain shares that may be deemed beneficially owned under SEC rules, such as shares underlying options and shares over which the individual shares voting and investment power but in which the individual has no pecuniary interest) for purposes of the Company’s stock ownership guidelines. Common stock units represent hypothetical “investments” in Eastman common stock. The value of one common stock unit is equal to the market value of one share of Eastman common stock. Although the DDCP and EDCP allow common stock units to be paid out only in the form of cash, and not in shares of common stock, common stock units create essentially the same stake in the market performance of the Company’s common stock as do actual shares of common stock. The table below shows, for each director and each named executive officer, and for the directors, the named executive officers, and the other executive officers as a group, the aggregate of the number of shares of common stock beneficially owned by such person and group, as set forth in the preceding table, and the number of common stock units credited to the EDCP and DDCP stock accounts of such person and group as of December 31, 2011. The table below is included to provide a better indication of the stake of the named individuals, and of the group, with respect to Eastman common stock, but is not intended to indicate actual voting or investment power of an individual or group.

Name	Number of Shares of Common Stock and Common Stock Units Beneficially Owned
James P. Rogers	748,106
Mark J. Costa	331,419
Curtis E. Espeland	109,000
Theresa K. Lee	213,014	(1)
Ronald C. Lindsay	238,033
Humberto P. Alfonso	4,844
Gary E. Anderson	29,503
Brett D. Begemann	2,973
Michael P. Connors	39,626
Stephen R. Demeritt	64,972
Robert M. Hernandez	67,058
Julie F. Holder	253
Renée J. Hornbaker	51,517
Lewis M. Kling	26,256
Howard L. Lance	33,587
David W. Raisbeck	62,505
Directors, named executive officers, and other executive officers as a group (20 persons)	2,188,279	(1)

(1)

Includes 88,456 shares owned by the Eastman Chemical Company Foundation, Inc., over which shares Ms. Lee shared voting and investment power as a director of the Foundation but in which shares she had no pecuniary interest.

PRINCIPAL STOCKHOLDERS

The following table sets forth information about persons we know to be the beneficial owners of more than five percent of Eastman common stock as of December 31, 2011.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class(1)
BlackRock, Inc.	8,648,858	(2)	[	]%
40 East 52nd Street New York, New York 10022
The Vanguard Group, Inc.	8,846,018	(3)	[	]%
100 Vanguard Boulevard Malvern, Pennsylvania 19355

Iridian Asset Management LLC	7,383,817	(4)	[	]%
276 Post Road West Westport, Connecticut 06880

(1)	Based upon the number of shares of common stock outstanding and entitled to be voted at the meeting as of March 9, 2012, the record date for the Annual Meeting.
(2)

As of December 31, 2011, based on a Schedule 13G filed with the SEC by BlackRock, Inc. as parent holding company of certain broker-dealer and investment adviser entities, including certain non-U.S. institutions. According to the Schedule 13G, BlackRock, Inc. and such affiliated entities together have sole investment and voting power with respect to all of such shares.

(3)

As of December 31, 2011, based on a Schedule 13G filed with the SEC by The Vanguard Group, Inc., an investment adviser. According to the Schedule 13G, The Vanguard Group has sole investment power with respect to 8,654,940 of such shares and shared investment power and sole voting power with respect to 191,078 of such shares.

(4)

As of December 31, 2011, based on a Schedule 13G filed with the SEC by Iridian Asset Management LLC, an investment adviser, and its two individual indirect controlling owners. According to the Schedule 13G, Iridian Asset Management and such controlling owners together have shared investment and voting power with respect to 7,337,084 shares of which Iridian Asset Management has direct beneficial ownership in the accounts for which it serves as the investment adviser and such controlling owners have sole investment and voting power with respect to 40,970 and 5,763 shares, respectively, which they own individually.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

ITEM 1 — ELECTION OF DIRECTORS

Directors elected prior to the 2012 Annual Meeting were elected to three year terms of office, with each class of directors having its term end in successive years. At the 2011 Annual Meeting, stockholders approved amendments to the Company’s Certificate of Incorporation declassifying the Board so that, beginning with the 2012 Annual Meeting, all director nominees then-standing for election will be eligible for election to serve one-year terms.

As a result, the terms of office of five directors expire at the 2012 Annual Meeting, and each of these directors has been nominated for election for a one-year term. The terms of the other seven directors continue after the meeting.

Stockholders are being asked to vote on the election of five directors to serve until the 2013 Annual Meeting of Stockholders and their successors are duly elected and qualified. If any nominee is unable or unwilling to serve (which we do not anticipate), the persons designated as proxies will vote your shares for the remaining nominees and for another nominee proposed by the Board or, as an alternative, the Board could reduce the number of directors to be elected at the meeting.

Director Changes Since the 2011 Annual Meeting.    In November 2011 the Board elected Julie F. Holder as a director, and director Thomas H. McLain resigned from the Board in December 2011.

Majority Vote Standard for Election of Directors.    The Company’s Bylaws provide that directors be elected by a majority of votes cast by stockholders. If a nominee who is serving as a director is not reelected by a majority of votes cast at a meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under the director election provision of our Bylaws, any incumbent director who does not receive a majority of votes cast in favor of reelection and whose successor has not been elected by stockholders would be required to offer to resign from the Board. The Nominating and Corporate Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board would act on the recommendation and publicly disclose its decision and rationale within 90 days from the date the election results are certified. The director who tenders his or her resignation would not participate in the Board’s decision. If a nominee who was not already serving as a director was not elected at an annual meeting, under Delaware law that nominee would not become a director and would not serve on the Board as a “holdover director.” In 2012, all nominees for director are currently serving on the Board.

The nominees have been recommended to the Board by the Nominating and Corporate Governance Committee of the Board. The Board recommends that you vote “FOR” election of the five nominees identified below.

Set forth below is information about each director nominated for election or whose term in office will continue after the meeting.

NOMINEES FOR DIRECTOR

Term Expiring Annual Meeting 2013

STEPHEN R. DEMERITT (director since February 2003)

Mr. Demeritt served as Vice Chairman of General Mills, Inc. from 1999 until his retirement in 2005. General Mills is a leading producer of packaged consumer foods. He joined General Mills in 1969 and served in a variety of marketing positions, including President, International Foods from 1991 to 1993 and Chief Executive Officer of Cereal Partners Worldwide, General Mills’ global cereal joint venture with Nestle, from 1993 to 1999. Mr. Demeritt was also a member of the Board of Trustees of Archstone - Smith Trust from 2006 to 2008. Mr. Demeritt is 68.

Mr. Demeritt is also a member of the Finance Committee, the Compensation and Management Development Committee, the Nominating and Corporate Governance Committee, and the Health, Safety, Environmental and Security Committee. He provides to the Board a significant base of marketing and operational expertise through his professional experience at consumer-products companies with significant marketing capabilities and operations, and he also furthers the Board’s knowledge base in corporate and product branding. Mr. Demeritt’s experience serving on the board of directors of a large public company allows us to leverage his experiences with respect to, among other things, appropriate oversight and related actions utilized in the board environment.

ROBERT M. HERNANDEZ (director since August 2002)

Mr. Hernandez was Vice Chairman of the Board and Chief Financial Officer of USX Corporation from 1994 until his retirement in 2001. He joined U.S. Steel Corporation, the predecessor of USX, in 1968, and held positions of increasing responsibility in the financial and operating organizations, including Vice President and Treasurer from 1984 to 1987, Senior Vice President and Controller from 1987 to 1989, President, U.S. Diversified Group from 1989 to 1990, Senior Vice President, Finance from 1990 to 1991, and Executive Vice President and Chief Financial Officer from 1991 to 1994. Mr. Hernandez is non-executive Chairman of the Board of RTI International Metals, Inc., Lead Director of ACE Ltd., and Chairman of the Board of Trustees of BlackRock Open-End Long Term Bond & Equity Funds. He was a member of the Board of Directors of USX from 1991 until 2001 and of Tyco Electronics Ltd. from 2007 until March 2012. Mr. Hernandez is 67.

Mr. Hernandez brings a diverse financial and business management background to the Board and to his responsibilities as Chair of the Health, Safety, Environmental and Security Committee and a member of the Audit and Finance Committees. He has held a variety of senior management positions throughout his career in a company producing basic materials and commodity-type products. This history and experience is critical to the Board’s knowledge base in a variety of areas. Mr. Hernandez has also served as a member of several boards of directors, which allows him to leverage his experience for the further benefit of the Company.

JULIE F. HOLDER (director since November 2011)

Ms. Holder has been the Chief Executive Officer of JFH Insights LLC, a consulting firm primarily dedicated to leadership coaching for high potential women executives, since founding the company in 2009. Previously, Ms. Holder served as Senior Vice President, Chief Marketing, Sales and Reputation Officer, U.S. Area Executive Oversight of The Dow Chemical Company, a diversified, worldwide manufacturer and supplier of products used primarily as raw materials in the manufacture of customer products and services, from 2007 until her retirement in 2009, and before that was Vice President, Human Resources, Public Affairs and Diversity and Inclusion, Latin America Executive Oversight of Dow from 2006. Prior to that, Ms. Holder served in various positions with increasing seniority at Dow from 1975 to 2006. Ms. Holder is 59.

In addition to serving on the Board, Ms. Holder is a member of the Audit Committee, the Finance Committee, and the Health, Safety, Environmental and Security Committee. Ms. Holder brings to the Board substantial corporate management experience as well as expertise in international sales, marketing, and chemicals industries through her various senior management positions at Dow. Ms. Holder’s long history at Dow provides her substantial chemical industry experience across a broad range of functional areas and allows her to offer management and operational insight to the Board with an in-depth understanding of the opportunities and challenges associated with our business. In addition, Ms. Holder’s professional background of overseeing increasingly large and diverse business units results in her having the financial sophistication and understanding of a company similar to Eastman, which is of great benefit to the Board and the Audit Committee.

LEWIS M. KLING (director since October 2006)

Mr. Kling served as President, Chief Executive Officer, and a director of Flowserve Corporation, a global provider of industrial flow management products and services, from 2005 until October 2009, and was Executive Vice Chairman of the Board of Directors of Flowserve until his retirement in February 2010. He was Chief Operating Officer of Flowserve from 2004 to 2005. Before joining Flowserve, Mr. Kling was Group Vice President and Corporate Vice President of SPX Corporation from 1999 to 2004, and served as President of Dielectric Communications, a division of General Signal Corporation, purchased by SPX Corporation, from 1997 to 1999. Mr. Kling also is a member of the Boards of Directors of Accuride Corporation and of Capital Safety Group, a Kohlberg, Kravis, Roberts Company, and a partner and Chairman of Zelo Public Relations. Mr. Kling is 67.

In addition to his Board service, Mr. Kling also serves as Chair of the Finance Committee and as a member of the Compensation and Management Development Committee, the Nominating and Corporate Governance Committee, and the Health, Safety, Environmental and Security Committee. Mr. Kling’s extensive corporate management experience and expertise in manufacturing through his high-level positions at several industrial product companies, including as CEO of a global manufacturer and aftermarket service provider of flow control systems to oil and gas, basic materials, and chemical manufacturing companies, allow him to offer a unique perspective on long-term growth strategies for manufacturing companies. In addition, his significant experience on various committees of Eastman’s Board, and his prior and current directorships, provide Mr. Kling with the background and knowledge to effectively lead the Finance Committee.

DAVID W. RAISBECK (director since December 2000)

Mr. Raisbeck was Vice Chairman of Cargill, Incorporated, an agricultural trading and processing company, from 1999 until his retirement in 2008, and was a director of Cargill until September 2009. He joined Cargill in 1971 and held a variety of merchandising and management positions focused primarily in the commodity and financial trading businesses. Mr. Raisbeck was appointed President of Cargill’s Financial Markets Division in 1988 and President of Cargill’s Trading Sector in 1993, was elected a director of Cargill in 1994 and Executive Vice President in 1995. Mr. Raisbeck was a director of CarVal, a distressed asset management company owned by Cargill, and of Black River Asset Management, a hedge fund owned by Cargill, until 2009. He is also a member of the Boards of Directors of Cardinal Health, Inc., Canadian Pacific Railway Company and Canadian Pacific Railway Limited. Mr. Raisbeck is 62.

Mr. Raisbeck is also a member of the Compensation and Management Development Committee, the Finance Committee, the Nominating and Corporate Governance Committee, and the Health, Safety, Environmental and Security Committee. Mr. Raisbeck’s depth of experience in the areas of trading and risks related to commodities and raw materials, which are significant components of our operations and the manufacturing of our products, is a valuable addition to our Board and its Finance Committee. Given his professional experience managing trading businesses and other risk-based, finance-related transactions, we believe Mr. Raisbeck has unique capabilities with respect to the managing of risk exposure and execution of financing transactions, and his insight is a significant factor in our success.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Term Expiring Annual Meeting 2013

GARY E. ANDERSON (director since August 2007)

Mr. Anderson is retired Chairman of the Board of the Dow Corning Corporation. He joined Dow Corning, a diversified company specializing in the development, manufacture, and marketing of silicones and related silicone-based products, in 1967 and served in various executive capacities for over 25 years, including Chairman, President, and Chief Executive Officer, retiring as Chairman in 2005. Mr. Anderson is also a member of the Board of Directors of Chemical Financial Corporation. Mr. Anderson is 66.

In addition to serving as a member of the Board, Mr. Anderson also serves as the Lead Director and as a member of the Audit Committee, the Finance Committee, and the Health, Safety, Environmental and Security Committee. Mr. Anderson offers the Company deep operational knowledge and experience in the chemical industry, providing a valuable, industry-focused skill set to Eastman. Mr. Anderson also brings significant experience serving on other public company boards, including as a chairman of the board, which allows us to benefit from his insight into process and procedural oversight and appropriate levels of interaction between the Board and management, resulting in him being the appropriate person to lead and advise the Board as Lead Director. Further, Mr. Anderson’s professional experience has resulted in him having significant financial acumen and an understanding of risk and capital-related matters that are critical to our success and which are important in his participation on the Audit Committee and the Finance Committee.

BRETT D. BEGEMANN (director since February 2011)

Mr. Begemann has been Executive Vice President and Chief Commercial Officer of Monsanto Company, a leading global provider of technology-based solutions and agricultural products that improve farm productivity and food quality, since October 2009, with responsibility for Monsanto’s global commercial operations, including the company’s two major business sectors. He joined Monsanto in 1983, initially serving in the company’s sales and marketing organization and later in various senior management and executive positions with increasing responsibility. Most recently Mr. Begemann served as Executive Vice President, International Commercial from June 2003 to October 2007 and as Executive Vice President, Global Commercial from October 2007 to October 2009. Mr. Begemann is 51.

In addition to serving on the Board, Mr. Begemann is a member of the Audit Committee, the Finance Committee, and the Health, Safety, Environmental and Security Committee. His substantial and varied experience as an executive of an international, public company, including working closely with the board of directors of Monsanto, brings to the Board a significant depth of knowledge and experience in global biotechnology and chemicals business operations and international and emerging markets growth strategies. This wide-ranging experience and knowledge contributes to the Board and its committees significant insight into a number of functional areas critical to Eastman.

RENÉE J. HORNBAKER (director since September 2003)

Ms. Hornbaker is Chief Financial Officer of Stream Energy, a retail energy provider operating in Texas, Georgia, Pennsylvania, Maryland, and New Jersey. Ms. Hornbaker served as Chief Financial Officer of Shared Technologies, Inc., a provider of converged voice and data networking solutions, from 2006 to May 2011, and was Consultant to the Chief Executive Officer of CompuCom Systems, Inc., an information technology services provider, from 2005 to 2006. She was Vice President and Chief Financial Officer of Flowserve Corporation, a global manufacturer and service provider, from 1997 until 2004, and served as Vice President of Business Development and Chief Information Officer from 1997 to 1998. In 1977, Ms. Hornbaker joined the accounting firm Deloitte, Haskins & Sells, where she became a senior manager of its audit practice in the firm’s Chicago office. Following that, she served in senior financial positions with several major companies from 1986 until 1996, including five years at Phelps Dodge Corporation where she had financial responsibilities for its international businesses including Columbian Chemicals Corporation. Ms. Hornbaker is 59.

Ms. Hornbaker’s expertise in a variety of financial and accounting matters, experience in business development, strategy and technology, and service with large global businesses makes her a valuable member of the Board, and enhances the value of her service as Chair of the Audit Committee and as a member of the Finance Committee and the Health, Safety, Environmental and Security Committee. Ms. Hornbaker’s significant experience in several senior financial positions at various companies, including her current service as a chief financial officer, as well as her previous service as a senior manager at an accounting firm, provides a solid platform for her to advise and consult with the Board on financial and audit-related matters as Chair of the Audit Committee.

Term Expiring Annual Meeting 2014

HUMBERTO P. ALFONSO (director since January 2011)

Mr. Alfonso has been Executive Vice President, Chief Financial Officer and Chief Administration Officer of The Hershey Company, the largest producer of quality chocolate in North America and a global leader in chocolate and sugar confectionery, since November 2011, and was Senior Vice President and Chief Financial Officer from July 2007 to November 2011. He joined Hershey in July 2006, initially serving as Vice President, Finance and Planning, U.S. Commercial Group from July 2006 to October 2006, and then serving as Vice President, Finance and Planning, North American Commercial Group from October 2006 to July 2007. Before joining Hershey, Mr. Alfonso held a variety of finance positions at Cadbury Schweppes, a producer of soft drinks and premium beverages, most recently serving as Executive Vice President Finance and Chief Financial Officer of Cadbury Schweppes Americas Beverages from March 2005 to July 2006 and Vice President Finance, Global Supply Chain from May 2003 to March 2005. Prior to that, Mr. Alfonso held a number of senior financial positions at Pfizer, Inc. Mr. Alfonso is 54.

In addition to serving on the Board, Mr. Alfonso is a member of the Audit Committee, the Finance Committee, and the Health, Safety, Environmental and Security Committee. Mr. Alfonso possesses a strong financial management and accounting background, as evidenced by the various senior financial positions held during his career, including his current service as an executive vice president and chief financial officer, which provide a solid platform for him to advise and consult with the Board on financial and audit-related matters. In addition, Mr. Alfonso’s substantial senior level management experience brings significant operational insight to the Board.

MICHAEL P. CONNORS (director since March 2005)

Mr. Connors has been Chairman of the Board and Chief Executive Officer of Information Services Group, Inc., an information-based services company, since July 2006. Mr. Connors served as a member of the Executive Board of VNU N.V., a major worldwide media and marketing information company, from the merger of ACNielsen into VNU in 2001 until 2005, and served as Chairman and Chief Executive Officer of VNU Media Measurement & Information Group and Chairman of VNU World Directories until 2005. He previously was Vice Chairman of the Board of ACNielsen from its spin-off from the Dun & Bradstreet Corporation in 1996 until 2001, was Senior Vice President of American Express Travel Related Services from 1989 until 1995, and before that was a Corporate Vice President of Sprint Corporation. Mr. Connors is also a member of the Board of Directors of ACE Ltd., and was during the last five years a member of the Boards of Directors of R.H. Donnelley Corporation and NetRatings, Inc. Mr. Connors is 56.

Mr. Connors brings to the Board substantial corporate management experience in a variety of industries as well as expertise in marketing through his high-level positions at marketing and information-based companies. Mr. Connors’ skills are enhanced through his experience serving on several public company boards, which furthers his ability to provide valued oversight and guidance to the Company and strategies to inform the Board’s general decision-making, particularly with respect to management development. For these reasons, Mr. Connors is also Chair of the Compensation and Management Development Committee and a member of the Nominating and Corporate Governance Committee, the Finance Committee, and the Health, Safety, Environmental and Security Committee.

HOWARD L. LANCE (director since December 2005)

Mr. Lance recently retired from Harris Corporation, an international communications and information technology company serving government and commercial markets. He served as President and Chief Executive Officer from January 2003 to October 2011, as a director from January 2003 to December 2011, and as Chairman of the Board from June 2003 to December 2011. Mr. Lance was President of NCR Corporation, an information technology services provider, and Chief Operating Officer of its Retail and Financial Group from July 2001 until October 2002. Prior to joining NCR, he spent 17 years with Emerson Electric Company, an electronic products and systems company, where he held increasingly senior management positions. Earlier, Mr. Lance held sales and marketing positions with the Scott-Fetzer Company and Caterpillar, Inc. Mr. Lance is also a member of the Board of Directors of Stryker Corporation, and was during the last five years a member of the Board of Directors of Harris Stratex Networks, Inc. (renamed Aviat Networks). Mr. Lance is 56.

Mr. Lance is also Chair of the Nominating and Corporate Governance Committee and a member of the Compensation and Management Development Committee, the Finance Committee, and the Health, Safety, Environmental and Security Committee. Mr. Lance brings to the Company considerable corporate management experience and expertise in managing information systems through his high-level positions at information technology companies, which we believe are of significant importance as the Company seeks further growth opportunities. As chief executive officer of a multinational manufacturing company, Mr. Lance had significant exposure to, and we significantly benefit from his experiences related to, the necessary capital requirements and risk assessments for large manufacturing operations. Mr. Lance’s experience serving on the boards of directors of other public companies allows us to leverage his experiences with respect to, among other things, appropriate oversight and related actions utilized in the board environment, including concerning corporate governance matters as Chair of the Nominating and Corporate Governance Committee.

JAMES P. ROGERS (director since December 2008)

Mr. Rogers has been Chief Executive Officer of the Company since May 7, 2009 and Chairman of the Board since January 1, 2011. He joined the Company in 1999 as Senior Vice President and Chief Financial Officer and in 2002 also became Chief Operations Officer of Eastman Division, was named Executive Vice President of the Company and President of Eastman Division in November 2003, and was named President of Eastman Chemical Company and Chemicals & Fibers Business Group Head in 2006. Mr. Rogers served previously as Executive Vice President and Chief Financial Officer of GAF Materials Corporation, Executive Vice President, Finance, of International Specialty Products, Inc., Treasurer of Amphenol Corporation, a Vice President in the Corporate Finance group of Morgan Guaranty Trust, and a naval aviator in the United States Navy. Mr. Rogers serves on the Board of Directors of the Lord Corporation, a private technology company, and is a member of the American Chemistry Council, the Business Roundtable, and the American Section of the Société de Chemie Industrielle. Mr. Rogers is 60.

Mr. Rogers has over ten years of experience at the Company in a variety of functional, financial, and business areas, currently serving as Chief Executive Officer, and has senior management experience with the Company and other companies and firms in areas of operations, manufacturing, and finance. As a result, he is appropriately and uniquely able to advise the Board on the opportunities and challenges of managing the Company, as well as its day-to-day operations and risks. Among other things, he brings to our Board his extensive background in managing merger and acquisition-intensive businesses. We believe the perspective of the Chief Executive Officer of the Company is critical for the Board to effectively oversee the affairs of the Company and its strategy for growth. Mr. Rogers’ unique knowledge of the opportunities and challenges associated with our business and familiarity with the Company, the chemical industry and various market participants also make him uniquely qualified to lead and advise the Board as Chairman. See “The Board of Directors and Corporate Governance — Board Leadership Structure”.

The Board of Directors and Corporate Governance

The Board is elected by the stockholders to oversee management and to assure that the long-term interests of the stockholders are being served. The primary role of the Board is to maximize stockholder value over the long-term. Eastman’s business is conducted by its employees, managers, and officers, under the direction of the Chief Executive Officer and the oversight of the Board. The Nominating and Corporate Governance Committee of the Board periodically reviews and assesses the Company’s Corporate Governance Guidelines and governance practices.

The Board held six meetings during 2011. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served (during the period in which he or she served). The Board meets before each annual meeting of stockholders, and the directors in attendance at such Board meeting attend the annual meeting of stockholders. All directors then in office attended the 2011 Annual Meeting of Stockholders.

Board Leadership Structure

The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Company believes that the members of the Board possess considerable experience and unique knowledge of the challenges and opportunities the Company may face from time to time, and therefore are in the best position to evaluate the needs of the Company and how best to organize the capabilities of our directors and senior executives to meet those needs at any time. As a result, the Company believes that the decision as to who should serve as Chairman and as Chief Executive Officer, and whether the offices should be combined or separate, is properly the responsibility of the Board, to be exercised from time to time in appropriate consideration of then-existing facts and circumstances. Our Corporate Governance Guidelines provide the Board the flexibility to determine whether or not the separation or combination of the Chairman and Chief Executive Officer offices is in the best interests of the Company.

In connection with the appointment in 2009 of James P. Rogers as Chief Executive Officer and director, our former Chief Executive and Chairman of the Board, J. Brian Ferguson, was appointed as Executive Chairman. With this appointment, the Company was able to continue to leverage Mr. Ferguson’s significant breadth and depth of knowledge resulting from his years of service to the Company and his leadership in the chemical industry, as well as benefit from efficiencies that his continued service to the Company provided. Upon Mr. Ferguson’s retirement, effective January 1, 2011, the Board designated Mr. Rogers to serve as Chairman, having determined that this is an efficient manner to facilitate effective communication between management and the Board and provide strong and consistent leadership as well as a unified voice for the Company. In addition, the Board currently believes that combining the roles of Chairman and Chief Executive Officer helps ensure that the Chief Executive Officer understands and can effectively and efficiently oversee the implementation of the recommendations and decisions of the Board.

In order to give a significant voice to our non-management directors and to reinforce effective, independent leadership on the Board, when the Board designated Mr. Rogers as Chairman it amended the Company’s By-Laws and Corporate Governance Guidelines to create the position of Lead Director. Under the Company’s Bylaws, a Lead Director is appointed when the same person holds the Chief Executive Officer and Chairman positions or if the Chairman is not otherwise independent. If and when a Lead Director is appointed, his or her responsibilities, which are described in the Company’s Corporate Governance Guidelines, include, among other things:

•

calling, setting agendas for, and presiding over executive sessions of the non-management directors at each regularly scheduled meeting of the Board, or at such other times as the non-management directors may determine;

•	calling special meetings of the full Board or the non-employee, independent directors;

•	presiding over Board meetings in the absence of the Chairman;

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collaborating and consulting with the Chairman and Chief Executive Officer and other senior management concerning and approving or directing the approval of agendas, schedules, and materials for Board meetings;

•	acting as a liaison between the independent directors and the Chairman; and

•	being available with the Chairman for consultation and direct communication with stockholders.

In recognition of his deep operational knowledge and experience in the chemical industry and his significant experience serving on other public company boards and insight into process and procedural oversight and appropriate levels of interaction between the Board and management, the Board has designated Gary E. Anderson as Lead Director.

We believe that the foregoing structure, policies, and practices, when combined with the Company’s other governance policies and procedures, provide appropriate opportunities for oversight, discussion, and evaluation of decisions and direction from the Board.

Risk Oversight

The Board maintains oversight responsibility for the management of the Company’s risks, and oversees an enterprise-wide approach to risk management, designed to provide a holistic view of organizational objectives, including strategic objectives, to improve long-term organizational performance, to prioritize and manage identified risks, and to enhance stockholder value. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The full Board reviews with management its process for managing enterprise risk. Additionally, the Audit Committee is charged with overseeing our risk management process each year, including ensuring that management has instituted processes to identify major risks and has developed plans to manage such risks and reviewing with management the identified most significant risks and management’s plans for addressing and mitigating the potential effects of such risks. During the Company’s risk management review process, risk is assessed throughout our entire business, and is reported to a management corporate risk committee comprised of members of our various business units and control functions. Risks that are identified as “high-level” risks are reported to the Audit Committee and thereafter assigned, as appropriate, to various of the Board’s Committees, or to the Board as a whole, for further review, analysis, and development of appropriate plans for management and mitigation of the identified risks.

While the Board maintains the ultimate oversight responsibility for risk management, each of the various Committees of the Board have been assigned responsibility for risk management oversight of specific areas. In particular, and in addition to its responsibility to conduct an annual assessment of the risk management process and report its findings to the Board, the Audit Committee maintains responsibility for overseeing risks related to the Company’s financial reporting, audit process, and internal controls over financial reporting and disclosure controls and procedures. The Finance Committee has oversight responsibility related to the Company’s financial position and financing activities, including such areas as raw material and energy costs and large capital projects and acquisitions, divestitures, and joint ventures. The Health, Safety, Environmental and Security Committee assists the Board in fulfilling its oversight responsibility with respect to health, safety, environmental and security issues that affect the Company and works closely with the Company’s legal and regulatory management with respect to such matters. In addition, in setting compensation, the Compensation and Management Development Committee endeavors to develop a program of incentives that encourage an appropriate level of risk-taking behavior consistent with the Company’s long-term business strategy and also reviews the leadership development of our employees. Finally, the Nominating and Corporate Governance Committee conducts an annual assessment of nominees to our Board and is charged with developing and recommending to the Board corporate governance principles and policies and Board Committees structure, leadership, and membership, including those related to, affecting, or concerning the Board’s and its Committees’ risk oversight.

Director Independence

The Board and its Nominating and Corporate Governance Committee have reviewed the standards of independence for directors established by applicable laws and regulations, including the listing standards of the New York Stock Exchange, and by the Company’s Corporate Governance Guidelines and have reviewed and evaluated the relationships of directors with the Company and its management. Based upon this review and evaluation, the Board has determined that none of the current non-employee members of the Board (that is, all directors but Mr. Rogers) has a relationship with the Company or its management that would interfere with such director’s exercise of independent judgment, and that each non-employee member of the Board is an independent director. In addition, the Board also determined that Mr. McLain was an independent director during his service on the Board in 2011, prior to his resignation in December 2011.

In making these determinations, the Nominating and Corporate Governance Committee and the Board reviewed and evaluated all direct and indirect transactions and relationships between the Company and non-employee directors and their affiliates and immediate family members. Under the New York Stock Exchange listing standards and Eastman’s Corporate Governance Guidelines, an “independent” director is one who has “no direct or indirect material relationship with the Company or its management” and who:

•	has not been employed by the Company or any of its subsidiaries or affiliates, and who has no immediate family member who has been an executive officer of the Company, within the previous three years;

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has not received, and whose immediate family member has not received, in any 12-month period within the previous three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service;

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as to the Company’s internal or external auditor, is not, and whose immediate family member is not, a partner; is not employed by; has not been, and whose immediate family member has not been, within the last three years, and is not currently, a partner or employee and personally worked on the Company’s audit;

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is not and has not in the past three years been employed, and whose immediate family member is not and has not in the past three years been employed, as an executive officer of another company where any of the Company’s present executives at the same time serve or served on that company’s compensation committee;

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is not an employee of, and whose immediate family member is not an executive officer of, another company that has made payments to, or received payments from, the Company for property or services in an amount that exceeds, in any of the last three years, the greater of $1 million or 2% of such other company’s consolidated gross revenues;

•	has no personal services contract with the Company, any subsidiary or affiliate of the Company or any executive officer;

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does not have any other business relationship with the Company or any of its subsidiaries or affiliates (other than service as a director) that the Company would be required to disclose in proxy statements or in annual reports on Form 10-K filed with the SEC;

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is not an executive officer of another company that is indebted to the Company or to which the Company is indebted and the total amount of either company’s indebtedness to the other is more than 1% of the total consolidated assets of the company that he or she serves as an executive officer;

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is not an officer, director, or trustee of a charitable organization to which discretionary charitable contributions to the organization by the Company or an affiliate are more than 1% of that organization’s total annual charitable receipts or $100,000, whichever is less; and

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is not a director, executive officer, partner, or greater than 10% equity holder of an entity that provides advisory, consulting, or professional services to the Company, any of its affiliates, or any executive officer.

Transactions with Directors, Executive Officers, and Related Persons

As described above, at least annually the Board reviews and evaluates all current and recent past transactions involving the Company in which non-management directors and their affiliates (including immediate family members and other firms, corporations, or entities with which the director has a relationship) have or had a direct or indirect interest. The Board also reviews any such transactions and relationships in which executive officers of the Company or members of their immediate families have or had an interest. In the most recent such review, the Board considered purchases and sales of products and services in the ordinary course of business to and from companies of which non-employee directors were executive officers. Each such transaction was below the thresholds of the categorical standards listed above and determined by the Board not to be a material transaction or relationship.

Written Company policies require approval by the Board (in the case of the Chief Executive Officer) or senior management (in the case of all other employees) of each Company transaction in which an employee has a direct or indirect financial or other personal interest, and restrict direct or indirect reporting relationships between immediate family member employees.

Board Committees

The Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation and Management Development Committee, a Finance Committee, and a Health, Safety, Environmental and Security Committee. All committee members are non-employee, independent directors. The written charter of each committee of the Board is available in the “Investors — Corporate Governance” section of the Company’s Internet website (www.eastman.com).

Audit Committee.    The members of the Audit Committee after Ms. Holder’s election to the Board on November 30, 2011 and Mr. McLain’s resignation from the Board effective on December 1, 2011 were Ms. Hornbaker (Chair), Ms. Holder, and Messrs. Alfonso, Anderson, Begemann, and Hernandez. The Audit Committee held nine meetings during 2011. The purpose of the Audit Committee is to assist the Board in fulfilling the Board’s oversight responsibilities relating to:

•	the integrity of the financial statements of the Company and the Company’s system of internal controls;

•	the Company’s management of and compliance with legal and regulatory requirements;

•	the independence and performance of the Company’s internal auditors;

•	the qualifications, independence, and performance of the Company’s independent auditors;

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the retention and termination of the Company’s independent auditors, including the approval of fees and other terms of their engagement, and the approval of non-audit relationships with the independent auditors; and

•	risk assessment and risk management.

The Board of Directors has determined that each member of the Audit Committee is “independent” and that each of Ms. Hornbaker and Messrs. Alfonso, Anderson, and Hernandez is an “audit committee financial expert” under applicable provisions of the New York Stock Exchange’s listing standards and the Securities Exchange Act of 1934. In making such determination, the Board took into consideration, among other things, the express provision in Item 407(d) of SEC Regulation S-K that the determination that a person has the attributes of an audit committee financial expert shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Audit Committee and the Board of Directors, nor shall it affect the duties and obligations of other Audit Committee members or the Board.

Audit Committee Report

The Audit Committee has reviewed and discussed with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent auditors, the audited financial statements of the Company contained in the Company’s Annual Report to Stockholders for the year ended December 31, 2011. The Audit Committee has also discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC.

Audit Committee

Renée J. Hornbaker (Chair)

Humberto P. Alfonso

Gary E. Anderson

Brett D. Begemann

Robert M. Hernandez

Julie F. Holder

Nominating and Corporate Governance Committee.    The members of the Nominating and Corporate Governance Committee are Messrs. Lance (Chair), Connors, Demeritt, Kling, and Raisbeck. The Nominating and Corporate Governance Committee held four meetings during 2011. The purpose of the Nominating and Corporate Governance Committee is to:

•	identify individuals qualified to become Board members;

•	recommend to the Board candidates to fill Board vacancies and newly-created director positions;

•	recommend to the Board whether incumbent directors should be nominated for reelection to the Board upon the expiration of their terms;

•	develop and recommend corporate governance principles;

•	review and make recommendations to the Board regarding director compensation; and

•	recommend committee structures, membership, and chairs.

Director Nominations.    The Nominating and Corporate Governance Committee is responsible for reviewing and recommending to the Board potential directors who possess the skills, knowledge, and understanding necessary to be valued members of the Board in order to assist it in successfully performing its role in corporate oversight and governance. The Nominating and Corporate Governance Committee considers not only an individual director’s or possible nominee’s qualities, performance, and professional responsibilities, but also the then-current composition of the Board and the challenges and needs of the Board as a whole in an effort to ensure that the Board, at any time, is comprised of a diverse group of members who, individually and collectively, best serve the needs of the Company and its stockholders. In general, and in giving due consideration to the composition of the Board at that time, the desired attributes of individual directors, including those of any nominees of stockholders, are as follows:

•	integrity and demonstrated high ethical standards;

•	experience with business administration processes and principles;

•	the ability to express opinions, raise difficult questions, and make informed, independent judgments;

•	knowledge, experience, and skills in at least one specialty area, for example:

•	accounting or finance,

•	corporate management,

•	marketing,

•	manufacturing,

•	technology,

•	information systems,

•	the chemical industry,

•	international business, or

•	legal or governmental expertise.

•

the ability to devote sufficient time to prepare for and attend Board meetings (it is assumed that service on up to three other boards of directors will not impair a director’s service on the Company’s Board; the Nominating and Corporate Governance Committee reviews instances in which a director serves on more than three other for-profit companies’ boards of directors);

•	willingness and ability to work with other members of the Board in an open and constructive manner;

•	the ability to communicate clearly and persuasively; and

•	diversity with respect to other characteristics, which may include, at any time, gender, ethnic background, geographic origin, or personal, educational and professional experience.

The Nominating and Corporate Governance Committee will consider persons nominated by stockholders and recommend to the full Board whether such nominee should be included with the Board’s nominees for election by stockholders. For additional information on how stockholders may submit nominees for election to the Board, see “INFORMATION ABOUT THE MEETING AND VOTING — Nominations by Stockholders for Election to the Board of Directors.” The Board and the Nominating and Corporate Governance Committee have from time to time utilized the services of director search firms to assist in the identification of qualified potential director nominees, including in the identification of Ms. Holder as a qualified director nominee.

Compensation and Management Development Committee.    The members of the Compensation and Management Development Committee (the “Compensation Committee”) are Messrs. Connors (Chair), Demeritt, Kling, Lance and Raisbeck. The Compensation Committee held seven meetings during 2011. The purpose of the Compensation Committee is to establish and administer the Company’s policies, programs, and procedures for evaluating, developing, and compensating the Company’s senior management. Among other things, the Compensation Committee discharges the Board’s responsibilities relating to compensation of the Company’s executive officers, reviews and approves the adoption of cash and equity-based incentive management compensation plans, and oversees the administration of the Company’s benefits plans.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” which appears later in this proxy statement. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC and in this proxy statement.

Compensation and Management Development Committee

Michael P. Connors (Chair)

Stephen R. Demeritt

Lewis M. Kling

Howard L. Lance

David W. Raisbeck

Finance Committee.    All of the directors except Mr. Rogers are members, and Mr. Kling is the Chair, of the Finance Committee. The Finance Committee held four meetings during 2011. The purpose of the Finance Committee is to review with management and, where appropriate, make recommendations to the Board regarding the Company’s financial position and financing activities, including consideration of the Company’s financing plans, significant corporate transactions (including acquisitions, divestitures, and joint ventures), capital expenditures, financial status of the Eastman Retirement Assistance Plan (the Company’s defined benefit pension plan), payment of dividends, and use of financial instruments, commodity purchasing, and other hedging arrangements and strategies to manage exposure to market risks.

Health, Safety, Environmental and Security Committee.    All of the directors except Mr. Rogers are members, and Mr. Hernandez is the Chair, of the Health, Safety, Environmental and Security Committee. The Health, Safety, Environmental and Security Committee held two meetings during 2011. The purpose of the Health, Safety, Environmental and Security Committee is to review with management and, where appropriate, make recommendations to the Board regarding the Company’s policies and practices concerning health, safety, environmental, security and sustainability matters.

Director Compensation

The following table sets forth certain information concerning compensation of the Company’s non-employee directors for 2011. Directors who are also employees of the Company receive no additional compensation for their service as directors.

Director Compensation for Year Ended December 31, 2011

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total($)
Humberto P. Alfonso	$100,667	$60,089	$0	$0	$0	$50,000	$210,756
Gary E. Anderson	142,000	50,015	0	0	0	50,000	242,015
Brett D. Begemann	92,305	60,027	0	0	0	45,833	198,165
Michael P. Connors	102,000	50,015	0	0	0	50,000	202,015
Stephen R. Demeritt	90,000	50,015	0	0	0	50,000	190,015
Robert M. Hernandez	99,000	50,015	0	0	0	50,000	199,015
Julie F. Holder	8,250	10,024	0	0	0	4,167	22,441
Renée J. Hornbaker	129,000	50,015	0	0	0	50,000	229,015
Lewis M. Kling	111,000	50,015	0	0	0	50,000	211,015
Howard L. Lance	103,500	50,015	0	0	0	50,000	203,515
Thomas H. McLain	109,500	50,015	0	0	0	50,000	209,515
David W. Raisbeck	90,000	50,015	0	0	0	50,000	190,015

1)

The Board elected Mr. Alfonso as a director on January 4, 2011, Mr. Begemann as a director on February 17, 2011, and Ms. Holder as a director on November 30, 2011. Mr. McLain served as a director until his resignation from the Board on December 1, 2011.

2)

Compensation in this column consists of director retainer fees and, where applicable, Lead Director, committee chair, or Audit Committee member retainer fees. This column also includes compensation paid on an “event” basis for significant time spent outside Board or committee meetings for director training, interviewing director candidates, meeting with Company management, meeting with external auditors, or other meetings or activities as directed by the Board or one of its committees. Cash fees for 2011 were paid according to the following schedule:

Director Retainers (Service and Meeting Retainers)	$90,000
“Event” Fee (Per Event)	1,500
Lead Director Retainer	40,000
Chair Retainer — Audit Committee	18,000
Chair Retainer — Compensation and Management Development Committee	12,000
Chair Retainer — Nominating and Corporate Governance Committee	9,000
Chair Retainer — Finance Committee	9,000
Chair Retainer — Health, Safety, Environmental and Security Committee	9,000
Audit Committee Member Retainer	9,000

Event fees were paid in 2011 to Mr. Alfonso ($1,500), Mr. Anderson ($3,000), Mr. Begemann ($1,500), Ms. Hornbaker ($12,000), Mr. Kling ($3,000), Mr. Lance ($4,500), and Mr. McLain ($1,500).

In 2012, the annual director retainer fees will be paid at a rate of $100,000 per non-employee director and there will be no Audit Committee member retainer, but we will continue to pay a retainer to the Audit Committee Chair.

3)

Grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (Stock Compensation), of (i) annual award of restricted shares of common stock (“restricted shares”) to each non-employee director (except Ms. Holder)

having a fair market value equal to $50,000 (with the number of restricted shares awarded rounded up in the case of fractional shares) on the date of the 2011 Annual Meeting of Stockholders under the 2008 Director Long-Term Compensation Subplan of the Omnibus Long-Term Compensation Plan (the “DLTP”) and (ii) one-time award of restricted shares to each of Messrs. Alfonso and Begemann and Ms. Holder upon election as a director under the DLTP having a fair market value equal to $10,000 (with the number of restricted shares awarded rounded up in the case of fractional shares). See note 20 to the Company’s consolidated financial statements in the Annual Report to Stockholders for 2011, mailed and delivered electronically with this proxy statement, for a description of the assumptions made in the valuation of stock awards under FASB ASC Topic 718.

The number of outstanding restricted shares held by individual directors at December 31, 2011 was: Mr. Alfonso (1,218), Mr. Anderson (5,040), Mr. Begemann (1,194), Mr. Connors (5,040), Mr. Demeritt (5,040), Mr. Hernandez (5,040), Ms. Holder (253), Ms. Hornbaker (5,040), Mr. Kling (5,040), Mr. Lance (5,040), and Mr. Raisbeck (5,040).

Except as described below the restricted shares are not transferable (except by will or the laws of descent and distribution) and are subject to forfeiture until the earliest of: (i) the third anniversary of grant (provided the grantee is still a director), (ii) death, disability, or resignation due to attaining retirement age or another approved reason during the three years after grant, or (iii) departure from the Board at the end of the term of service to which elected. Unvested shares are forfeited on the third anniversary of the grant date. During the restricted period, the director has all of the rights of a stockholder with respect to the restricted shares (other than the right to transfer the shares), including voting and dividend rights. The DLTP contains provisions regarding the treatment of restricted shares in the event of a “change in control” (as defined in the DLTP, generally circumstances in which the Company is acquired by another entity or its controlling ownership is changed). In such event, all outstanding restricted shares would immediately vest and become transferable, and would be valued and cashed out on the basis of the change in control price as soon as practicable, but in no event more than 90 days after the change in control. The Nominating and Corporate Governance Committee has the discretion, notwithstanding any particular event constituting a change in control, to determine that such event is of the type that does not warrant the described result with respect to restricted shares under the DLTP, in which case such result would not occur.

4)

No stock options were granted in 2011. The aggregate number of outstanding stock options held by individual non-employee directors at December 31, 2011 was: Mr. Anderson (4,000), Mr. Connors (16,000), Mr. Demeritt (24,000), Mr. Hernandez (24,000), Ms. Hornbaker (20,000), Mr. Kling (8,000), Mr. Lance (12,000), and Mr. Raisbeck (28,000).

5)

The Company maintains the Directors’ Deferred Compensation Plan (the “DDCP”), an unfunded, non-qualified, deferred compensation plan under which non-employee directors of the Company may elect to defer compensation received as a director until such time as they cease to serve as a director. Non-employee directors may make an annual advance irrevocable election to defer compensation for services to be rendered the following year. Compensation that may be deferred includes all or a portion of cash compensation for service as a director, including retainer and “event” fees. In addition, as described in note (6) below, in 2011 each non-employee director received an automatic full-year deferral of $50,000 (which will increase to $60,000 per year in 2012) into the director’s stock account of the DDCP. Compensation deferred into the DDCP is credited at the election of the non-employee director to individual interest accounts or stock accounts. Amounts deferred to the interest account are credited with interest at the prime rate until transfer or distribution, and amounts deferred to the stock account increase or decrease in value depending on the market price of Eastman common stock. When cash dividends are declared on the common stock, each stock account receives a dividend equivalent which is used to hypothetically “purchase” additional shares. Upon termination of service as a director, the value of the director’s DDCP account is paid, in cash, in a single lump sum or up to ten annual installments as elected in advance by the director. For 2011, no non-qualified deferred compensation earnings are reported because there were no preferential or above-market earnings on amounts in individual stock accounts (defined as appreciation in value and dividend equivalents earned at a rate higher than appreciation in value and dividends on common stock) or in individual interest accounts (defined as interest on amounts deferred at a rate exceeding 120% of the federal long-term rate).

Eastman does not have a director pension plan.

6)

Amount of annual retainer not included in “Fees Earned or Paid in Cash” column that was deferred into the director’s hypothetical stock investment account of the DDCP. Perquisites and personal benefits provided to non-employee directors (Company-provided personal liability insurance and Company-provided insurance for non-employee director travel) are not reported for 2011 since the total amount per individual was less than $10,000.

ITEM 2 — ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the right to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory vote is commonly referred to as the “say-on-pay” vote. In the Company’s advisory say-on-pay vote at the 2011 Annual Meeting, 96.36% of votes cast were “for” approval of the executive compensation as disclosed in the 2011 Annual Meeting proxy statement. The Compensation Committee considered the outcome of this vote in its establishment and oversight of the compensation of the executive officers during 2011.

Also among the items of business acted upon by stockholders at the 2011 Annual Meeting was an advisory vote on the frequency of future say-on-pay votes. A plurality (89.27%) of votes cast in the advisory vote on the frequency of future say-on-pay votes were for such vote to occur “every year”, supporting the Board’s recommendation. Based upon such result, the Board has determined that an advisory say-on-pay stockholder vote will be held every year until the next advisory vote on the frequency of future say-on-pay votes, which will be no later than the Company’s 2017 Annual Meeting of Stockholders.

The Company’s business strategy for value creating growth is to leverage the capabilities of its employees to innovate and execute its growth strategy while remaining committed to maintaining a strong financial position with financial flexibility and consistently solid cash flows. Our compensation philosophy supports this strategy by stressing the importance of pay for corporate and individual performance in meeting strategic and business goals for value creation and financial strength and flexibility, while maintaining flexibility to meet changing employee, business, and market conditions. Our executive compensation program is designed to attract and retain a talented and creative team of executives who will provide disciplined leadership for the Company’s success in dynamic, competitive markets. The Company seeks to accomplish this by motivating executives with an appropriate mix of compensation elements. Please read the “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis” section of this proxy statement for additional details about our executive compensation philosophy and programs, including information about the compensation of our named executive officers for 2011 as detailed in the tables and narrative in the “EXECUTIVE COMPENSATION” sections of this proxy statement.

The say-on-pay vote gives stockholders the opportunity to indicate their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers disclosed and the philosophy, policies, and practices described in this proxy statement. Accordingly, stockholders are being asked to approve the compensation of the named executive officers as disclosed in the “EXECUTIVE COMPENSATION” section of this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and narrative.

Because this vote is advisory, it will not be binding on the Compensation Committee, the Board, or the Company. However, the Compensation Committee and the Board value the opinions of the Company’s stockholders, and the Compensation Committee will consider the outcome of the vote in its establishment and oversight of the compensation of the executive officers.

The Board of Directors recommends that you vote “FOR” advisory approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This “Compensation Discussion and Analysis” is intended to provide context for the executive compensation information detailed in the tables and narrative in the remaining sections of this proxy statement under “Executive Compensation”. What follows is a summary of compensation philosophy and objectives for executive officers, the relationship of corporate performance to executive compensation, and the bases for the compensation of executive officers. The Compensation and Management Development Committee of the Board of Directors (the “Compensation Committee or the “Committee”) establishes and oversees the administration of the policies, programs, and procedures for evaluating, developing, and compensating our senior management, and determines the components, structure, forms, terms, and amounts of the compensation of our executive officers.

Overview

As described in more detail below, the Compensation Committee believes that the compensation of the executive officers is appropriate based on Eastman’s performance and the competitive market. For 2011, the compensation of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) consisted of three principal elements: base salary, annual variable cash pay, and long-term stock-based awards in the form of performance shares and stock option grants. Base salary helps us to attract and retain executive talent and is the fixed element of our pay program. The Company uses annual variable cash pay to tie executive compensation to attainment of key Company and individual objectives. Long-term stock-based pay is designed to align executive compensation with the long-term interests of the Company’s stockholders and to further attract and retain an outstanding executive team. The Compensation Committee believes that this mix of executive pay components strikes an appropriate balance between the short- and long-term focus of the executives and the types of performance incented and risks encouraged, and aligns the interests of executive officers with those of stockholders.

Our named executive officers were compensated based on the Company’s and its businesses’ solid financial performance and corporate and individual attainment of short-term and longer-term strategic business objectives.

In 2011, the executive officers:

•	had their annual base pay increased ranging from 3.0% to 8.70% to keep their salaries at competitive levels compared to peer companies;

•

received annual variable cash pay awards ranging from 142% to 155% of target amounts as a result of the Company’s above-target earnings from operations and each executive’s organizational and personal performance meeting or exceeding expectations;

•

received payouts of common stock of 250% of target award levels under previously awarded long-term performance shares as a result of the Company’s three-year total stockholder return ranking in the 1st quintile of compared companies and attaining an average return on capital that exceeded the target return goal by 6.72%; and

•	received stock option grants and long-term performance share awards which directly link future compensation to increases in stockholder return.

Management Compensation Philosophy and Program

Our Business.    Eastman is a global chemical company which manufactures and sells a broad portfolio of chemicals, plastics, and fibers products to customers throughout the world. In 2011, the Company’s products and operations were managed and reported in four operating segments: the Coatings, Adhesives, Specialty Polymers, and Inks (“CASPI”) segment, the Fibers segment, the Performance Chemicals and Intermediates (“PCI”) segment, and the Specialty Plastics segment. In addition to these segments, the Company manages certain costs and initiatives at the corporate level, including various research and development initiatives. Eastman’s objective is to be an outperforming chemical company through consistently solid financial results and disciplined execution of its growth strategies. Management believes that the Company can increase the revenues from its businesses profitability through a balance of new applications for existing products, development of new products, and sales growth in adjacent markets and emerging economies. These revenue and earnings increases are expected to result from both organic (internal growth) and inorganic (external growth through joint venture and acquisition) initiatives.

Our Compensation Philosophy.    The Company’s business strategy for value creating growth is to leverage the capabilities of its employees to innovate and execute its growth strategy while remaining committed to maintaining a strong financial position with financial flexibility and consistently solid cash flows. Our compensation philosophy supports this strategy by stressing the importance of pay for corporate and individual performance in meeting strategic and business goals for value creation and financial strength and flexibility, while maintaining flexibility to meet changing employee, business, and market conditions. Our executive compensation program is designed to attract and retain a talented and creative team of executives who will provide disciplined leadership for the Company’s success in dynamic, competitive markets. The Company seeks to accomplish this by motivating executives with an appropriate mix of compensation elements, as described in more detail below.

Our compensation program is designed so that a significant portion of compensation is stock-based to tie executives’ interests to the interests of our stockholders. As shown below, our cumulative total shareholder return (change in stock price plus dividends, assuming reinvestment of dividends) for the three-year period ended December 31, 2011 exceeded that of the approximately 35 chemical companies of the Standard & Poor’s (“S&P”) 1500 Materials Sector and of the S&P 500 Stock Index and for the five-year period ended December 31, 2011 was slightly less than that of the S&P 1500 chemical companies and exceeded that of the S&P 500 Index. Also, in 2011, for the second year in a row, we increased our quarterly cash dividend.

Our Compensation Objectives.    Within the management compensation program, our primary objectives are to:

•	Provide the appropriate amount of annual pay, including a mix of fixed base and opportunities for variable cash pay, that allows us to compete for talent in the job market.

•	Attract and retain highly-qualified executives by providing incentives for the attainment of the Company’s strategic business objectives, while rewarding superior performance.

•	Provide appropriate short-term and long-term incentives to reward the attainment of short-term and long-term corporate and individual objectives.

•	Ensure performance targets are appropriately challenging and properly aligned with the business strategy and stockholder interests.

•	Maintain balance in the types of corporate and individual performance incented and the levels and types of risks managers are encouraged to evaluate and take.

Primary Components of our Management Compensation Program and How Each Component Complements our Philosophy and Objectives.    Our management compensation program has three primary components:

Base pay	Provides a market-based annual salary at a level consistent with the individual’s position and contributions.

Variable cash pay	Designed to align senior managers’ financial interests with the Company’s shorter-term business objectives, making a portion of annual cash compensation dependent upon the annual success of the Company, business unit performance, and attainment of individual objectives.

Stock-based incentive pay	Encourages an ownership mindset by aligning the interests of senior managers with other stockholders, focusing on the achievement of strategic long-term financial objectives and outperforming peer companies.

The Compensation Committee, with the assistance of management and the Committee’s outside consultant, designs, administers, and assesses the effectiveness of all compensation elements against the market and our overall compensation philosophy and objectives. The table below describes each element of pay and its primary links to the objectives of our compensation philosophy.

Compensation Element	Compete in Market	Attract and Retain Executive Talent	Reward Business Performance and Attainment of Individual Objectives	Balance Among Performance Incented and Risk Management	Reward Long-Term Performance in Alignment with Stockholders’ Interests
Annual Base Cash Pay	X	X		X
Annual Variable Cash Pay	X	X	X	X
Stock-Based Long-Term Incentive Pay — Stock Options	X	X		X	X
Stock-Based Long-Term Incentive Pay — Performance Shares	X	X	X	X	X
Other Compensation and Benefits	X	X		X

Each year, the Compensation Committee reviews the relative mix of the compensation components compared to those of peer companies. As described below, the Company believes that a significant portion of our executives’ compensation should be “at risk” to business and individual performance, and that the at-risk amount should increase with the executive’s level of responsibility. This means that compensation will be earned only if at least a threshold level of targeted business and individual performance is met. We believe it is also important to encourage a balance between the short-term and long-term focus of executives, and in the types of performance incented and risks encouraged, as well as to align their interests with those of stockholders, by providing a meaningful portion of their compensation in the form of stock-based pay.

Other Compensation and Benefits.    The Company’s executive officers also participate in benefits plans generally available to all other employees. We have also entered into change in control agreements with certain of our executive officers and provide a modest program of executive perquisites and personal benefits which serve the specific purposes described in this Compensation Discussion and Analysis and the tables that follow.

Mix of Total Compensation.    The following charts illustrate the percentage of total compensation for our CEO and our other named executive officers on average, respectively, represented by each element of compensation for 2011.

*

Grant date fair value of stock options granted in 2011, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (Stock Compensation). See Note 1 to the Summary Compensation Table below.

**	Market value of shares of common stock paid out under performance shares previously awarded for the 2009-2011 performance period.

***	For a description of other compensation, see Note 5 to the Summary Compensation Table below.

Risk Analysis of Executive Compensation.    The balance of short-term and long-term compensation as devices to drive individual behaviors and risk management is carefully considered in the design and administration of the Company’s overall employee compensation programs. The compensation program for executive employees is additionally structured so that a considerable amount of compensation is tied to the long-term performance of Eastman. We strive to avoid disproportionately large short-term incentives that could encourage unnecessary risk-taking which is not in the Company’s long-term interests. While a significant portion of our executive compensation is performance-based, we do not believe that our philosophy or objectives encourage unnecessary or excessive risk-taking. The Compensation Committee has focused our management compensation program on aligning the Company’s compensation with the long-term interests of Eastman, and has designed the elements of our executive compensation program to discourage management decisions that could pose inappropriate long-term risks to the Company and its stockholders, using the following methods:

•

The compensation of our executive officers is not overly-weighted toward short-term incentives. For instance, our CEO’s target variable cash pay for 2011 was 18% of his total target compensation, and the target variable cash pay for the other named executive officers was 20% of their total target pay. Moreover, annual variable cash pay awards are capped at 200% of an executive’s target award to protect against disproportionately large short-term incentives, and the Compensation Committee has broad discretion in determining the amount of variable cash payouts to executives based upon individual performance and other factors, including whether an executive has caused Eastman to take unnecessary or excessive risk.

•

Our stock ownership expectations are for the executive officers to hold Eastman stock having a value of at least two-and-one-half times base annual pay, or five times in the case of the CEO. See “Stock Ownership of Directors and Executive Officers”. This ensures that each executive will have a significant amount of personal wealth tied to the long-term performance of Eastman stock.

•

The largest percentage of total target executive pay is long-term, stock-based incentive compensation that vests over a period of years. The stock payout opportunity combined with a multi-year vesting period encourages our executives to focus on maximizing Eastman’s long-term performance. These awards are made annually, so executives will continue to have unvested awards that will provide value only if our business is appropriately managed for the long term.

•

A significant portion of executives’ long-term incentive compensation consists of performance shares. Performance share payouts are tied to how Eastman performs on certain metrics identified by the Compensation Committee periodically as appropriately driving long-term stockholder value over a three-year period. This approach focuses management on sustaining the Company’s long-term performance. These awards also have overlapping performance periods, thereby discouraging excessive risk-taking in the near-term because such behavior could significantly jeopardize the potential long-term payouts under other awards. To further ensure that there is not a significant incentive for excessive risk-taking, the payout of these awards has been capped at 300% of target for previous performance periods and at 250% of target for the 2012-2014 performance period.

•

The variety of performance metrics set by the Compensation Committee to determine variable pay (for 2011, operating earnings and earnings per share, cash flow, return on capital, capital spending, employee safety, and total stockholder return relative to peer companies) is designed to minimize the risk that executives will focus excessive attention on a single performance measure.

•

Company policy and the plan under which our long-term stock-based incentive compensation awards are made (and will be made if the 2012 Omnibus Stock Compensation Plan is approved by stockholders) require repayment of certain variable and incentive compensation amounts in the event of an accounting restatement due to material noncompliance by the Company with financial reporting requirements.

We believe that this combination of factors encourages our executives to manage our businesses and execute our strategy for growth in a prudent manner.

Aon Hewitt, the Compensation Committee’s external compensation consultant, has performed a risk assessment of the Company’s compensation programs and practices for all employees. Based on the results of Aon Hewitt’s assessment, the Compensation Committee has concluded that the Company’s compensation programs and practices are well aligned with the corporate strategy, contain appropriate risk balancing features, and are not structured in a way that should incent risk taking that is reasonably likely to have a material adverse impact on the Company.

Review of 2011 Executive Compensation

The Compensation Committee reviewed overall compensation of the Chief Executive Officer and the other named executive officers and determined each component of executive compensation for 2011 as described below. As part of this review, the Compensation Committee:

•

Reviewed the value of each type of compensation and benefit for each of the executive officers, including short-term cash and long-term stock-based compensation, perquisites and personal benefits, deferred accounts, and retirement plans and determined that the amounts, individually and in the aggregate, were appropriate and in line with internal and external market comparisons.

•	Considered the estimated value of outstanding unvested, unexercised, and unrealized stock-based awards in its review of the types and values of each executive officer’s compensation.

•	Determined the amount and forms of compensation considering the following:

•	individual performance,

•	compensation relative to that for similar positions in other companies,

•	the mix of short- and long-term compensation, and total compensation, relative to other Eastman executive officers and employees,

•

whether the features of each form of compensation are appropriately balanced in terms of the types of corporate and individual performance being incented, the levels and types of risk they encourage managers to evaluate and take, and whether the compensation encourages managers to take unnecessary risks,

•	background information and recommendations from the Company’s management compensation organization and from the external compensation consultant engaged by the Compensation Committee, and

•	the recommendations of the Chief Executive Officer regarding pay for the other executive officers.

In connection with its review of external market data, the Compensation Committee has directly engaged Aon Hewitt as its external compensation consultant. Under the terms of Aon Hewitt’s engagement by the Compensation Committee, Aon Hewitt reports to, and receives its direction from, the Compensation Committee, and a representative of Aon Hewitt attends each meeting of the Compensation Committee as its advisor. Aon Hewitt provides the Compensation Committee with third-party survey information used in setting short- and long-term compensation levels, perspective on emerging trends in compensation issues, and expertise in incentive compensation structure, terms, and design. Aon Hewitt does not provide other non-executive compensation consulting services to and in 2011 did not receive any other compensation from the Company. The Company’s management also uses the services of several other outside firms for compensation analysis, third-party surveys, and management pay research and analysis.

Stockholder Say-on-Pay Vote

As described in “ITEM 2 — ADVISORY APPROVAL OF EXECUTIVE COMPENSATION” of this proxy statement, at the 2012 Annual Meeting stockholders will again have the opportunity to indicate their views on the compensation of our named executive officers by an advisory “say-on-pay” vote. At the Company’s 2011 Annual Meeting, over 96% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee believes this vote reflects general approval of the Company’s approach to executive compensation, and it did not make any significant changes in the structure of our executive compensation program. The Compensation Committee will continue to consider the vote results for say-on-pay proposals in future years when making compensation decisions for our named executive officers.

Elements of our Executive Compensation

Annual Cash Compensation — Base Pay and Variable Pay

How Base Pay and Variable Cash Pay Levels Are Determined.    For executive officers, targeted total cash compensation is intended to be competitive with comparable pay for similar jobs when target levels of corporate, business and functional organization, and individual performance are achieved. The targeted levels of cash compensation are based upon information provided by Aon Hewitt and publicly available information. For 2011, a significant portion of each executive officer’s total pay was variable. Depending upon Company, business and functional unit, and individual performance, executive officers could receive more or less than the target amount.

For 2011, the Compensation Committee compared total cash compensation levels for the Company’s executive officers with those of the following companies. These companies were selected based upon similarity of their industry, number of employees, revenues, number and type of commercialized products, and market capitalization with Eastman:

Air Products and Chemicals, Inc.	Olin Corporation
The Dow Chemical Company	PPG Industries Inc.
Ecolab Inc.	Praxair Inc.
E. I. DuPont de Nemours and Company	Sensient Technologies Corporation
FMC Corporation	Solutia Inc.
H. B. Fuller Company	The Scotts Miracle-Gro Company
Nalco Holding Company	The Valspar Corporation

As requested by the Compensation Committee, Aon Hewitt provided benchmarking analysis of the comparable companies’ total cash compensation information, and also advised the Compensation Committee of general market cash compensation practices and trends. In determining each executive officer’s targeted total cash compensation, the Compensation Committee also applied its judgment in considering the competitive market for executive talent, comparative pay levels of each other executive officer, relative cash compensation of other jobs in the Company, and differences between the Company’s executive positions and those of the comparator companies. For 2011, the Compensation Committee set the targeted cash pay for executives within a range of 10% above or below the median level of the total cash compensation for comparable positions of the peer companies, with exceptions in the event of changes in individual scope of responsibilities, corporate performance, and time and experience in position.

Base Pay.    In early 2011, after reviewing market competitive pay levels and the targeted total cash compensation of the executive officers, the Compensation Committee determined that base pay increases were appropriate for the executive officers because of their targeted total cash compensation relative to the mid-range of companies surveyed. In addition to external comparisons, the Committee considered the cash compensation levels of each executive officer relative to that of each other executive officer. Increases in the base pay amounts reported in the “Salary” column of the Summary Compensation Table reflect the increased target total cash compensation levels.

Variable Cash Pay — Unit Performance Plan.    For 2011, the variable portion of cash compensation paid to 649 management level employees, including the executive officers, was determined under the Unit Performance Plan (the “UPP”). Under the UPP, the Compensation Committee sets a cash payout pool target amount at the beginning of each year, with the total available payout ranging from 0 to 200 percent of target amount depending on the Company’s financial performance, subject to Committee discretion to adjust the payout pool to reflect overall corporate performance and business and financial conditions. The total UPP award pool is determined as the aggregate of the UPP payouts for each participant if the individual’s organizational and individual performance were at target levels, multiplied by a “performance factor” determined by actual corporate performance compared to the pre-set performance goals.

2011 UPP named executive target opportunities.    Consistent with our compensation objectives, as employees assume greater responsibilities more of their pay is linked to Company performance. Variable UPP cash pay targets (expressed as a percentage of base salary) are based on job responsibilities, relative targets for other Company positions, and comparator company practices. The 2011 variable cash target percentages for each named executive officer, except for Mr. Rogers, was unchanged from 2010. Mr. Rogers’ UPP target percentage was increased for 2011 from 100% of base salary to 110% of base salary in response to comparable benchmark company CEO total and cash incentive pay. For the named executive officers, the target annual incentive opportunities for 2011 were as follows:

Name	Title	Target UPP Opportunity as % of Base Salary
James P. Rogers	Chairman and Chief Executive Officer	110%
Curtis E. Espeland	Senior Vice President and Chief Financial Officer	75%
Mark J. Costa	Executive Vice President, Specialty Polymers, Coatings and Adhesives and Chief Marketing Officer	80%
Ronald C. Lindsay	Executive Vice President, Performance Chemicals and Intermediates, Fibers, Engineering, Construction, and Manufacturing Support	80%
Theresa K. Lee	Senior Vice President and Chief Legal and Administrative Officer	65%

2011 UPP Company performance measure and targets.    The 2011 UPP payout pool was determined based on Company earnings from operations (or “EFO”), as adjusted by the Compensation Committee for certain cost, charge, and income items that were not included in the Company’s targeted financial performance under the annual business plan and were excluded from operating earnings in the non-GAAP pro forma financial measures disclosed by the Company in its public sales and earnings disclosures. The selection of adjusted EFO as the measure of 2011 corporate performance was intended to focus management level employees on both top-line revenue and bottom-line earnings and to allow measurement of UPP performance throughout the year based upon reported Company quarterly financial results.

In establishing the 2011 UPP EFO performance targets, the Committee considered the targeted 2011 financial and strategic performance under management’s annual business plan as approved by the Board in late 2010. The target levels of EFO and corresponding UPP payout pools were set for above-target payout if the Company exceeded target annual business plan performance and below-target payout if performance did not meet target business plan EFO.

The target level for 2011 EFO ($915 million) corresponded to the Company’s operating earnings target under the annual business plan for 2011 as approved by the Board in late 2010. The 2011 UPP threshold, target, and maximum adjusted EFO targets for UPP award pool funding were:

	Threshold (50% Award Pool Funding)	Target (100% Award Pool Funding)	Maximum (200% Award Pool Funding)
Earnings From Operations	$686 million	$915 million	$1,144 million

2011 UPP Company performance and payout pool.    Growth in operating results has resulted in above target annual UPP cash incentive payouts for each of the last three years, with 74 percent non-GAAP EFO growth from 2009 to 2010 and 12 percent non-GAAP EFO growth from 2010 to 2011. These results exceeded our targets and resulted in above-target cash incentive payouts. The graphs below show the threshold, target, and maximum payout performance targets for each year and the non-GAAP EFO performance for each year and the corresponding multiples of target UPP payouts.

Adjusted EFO for 2011 was $1,013 million, resulting in a “performance factor” of 1.42 and a UPP award pool for all management level employees, including the named executive officers, of $32.8 million. The calculation of EFO under the UPP for 2011 was adjusted to exclude from GAAP operating earnings asset impairments and restructuring gains and charges. These adjustments decreased the calculated earnings from operations under the UPP by a net $8 million and the UPP award pool by $924,000.

2011 UPP named executive payouts.    The Chief Executive Officer, in consultation with the other executive officers, determined the allocation of the overall UPP award pool to the various organizations within the Company based on their assessment of the performance of each organization relative to objectives established at the beginning of the performance year. The Compensation Committee determines the portions of the overall UPP award pool to the CEO and to the executive officers as a group.

Once each organization’s portion of the overall award pool was determined, management within each organization (the Chief Executive Officer in the case of the named executive officers other than the CEO and, in the case of the Chief Executive Officer, the Compensation Committee) allocated the organization’s portion of the Company award pool for individual payouts, based upon individual performance against the financial, organizational, and strategic performance objectives and expectations established at the beginning of the performance year (described below for the CEO and the other named executive officers).

The Compensation Committee determined the CEO’s pool allocation and payout (equal to 142% of his target variable cash pay amount) based upon the Compensation Committee’s assessment of his individual performance as described below. The portion of the overall 142% of target UPP award pool allocated to the other named executive officers was $2,285,000 (equal to 148% of their aggregate individual target variable cash pay amounts), with their individual payouts based upon the CEO’s assessment of each executive’s individual performance as described below.

For 2011, the following corporate performance objectives were established for the CEO and the other named executive officers based upon targeted 2011 performance under management’s annual business plan as approved by the Board in late 2010, with no specific weighting among the objectives. Actual performance against these objectives was assessed by the Compensation Committee (for the CEO) and by the CEO and the Compensation Committee (for the other named executive officers) in determining the amounts of the individual payouts:

Measure	Target	Actual

Earnings from operations*	$915 million	$1,013 million
Earnings per share*	$3.84/share	$4.56/share
Free cash flow**	>$50 million	$142 million
Capital expenditures	<$500 million	$457 million
Employee safety — days away from work (measured as days away from work per 200,000 hours worked) — achieve goal by 2015 with annual improvement	< 0.05	On track for 2015 goal
OSHA recordable injuries (measured per 200,000 hours worked) — achieve goal by 2015 with annual improvement	< 0.35	On track for 2015 goal

*	Non-GAAP financial measure, with adjustments as described above.

**	Cash from operations less capital expenditures, dividends, and tax payment on the 2011 sale of the Company’s polyethylene terephthalate (“PET”) business.

Additionally, each of the named executive officers had individual performance commitments targeted to each executive’s area of responsibility, with no specific weighting among the commitments, and actual performance as assessed by the Compensation Committee (for the CEO) and by the CEO and the Compensation Committee (for the other named executive officers) as follows:

Officer	Commitments	Performance
James P. Rogers	Overall Company financial and business performance	Exceeded

	Execution of organic and inorganic growth and strategic initiatives	Met Partially

Officer	Commitments	Performance
	Senior management and leadership development; personnel actions to optimize operational and financial results and diversity	Met

Curtis E. Espeland	EFO — $915 million*	Exceeded

	EPS — $3.84*	Exceeded

	Free Cash Flow — >$50 million**	Exceeded

	Manage capital and cost structure	Met

	Evaluate and recommend actions for acquisition and joint venture opportunities (including Solutia acquisition), completion of PET divestiture and acquisitions (including Sterling Chemicals)	Met

Mark J. Costa	CASPI and Specialty Plastics business results:

	• EFO — $420 million*	Exceeded

	• Cash from operating activities — $382 million	Did not meet

	• Segment sales variable cost margins	Exceeded

	CASPI and Specialty Plastics growth strategy and initiatives (including Tritan™, electronic materials, and hydrocarbon resins) and new product portfolio development	Met partially

	Manage and implement market growth, globalization, and branding initiatives	Met

Ronald C. Lindsay	Fibers and PCI business results:

	• EFO — $561 million*	Exceeded

	• Cash from operating activities — $477 million	Exceeded

	• Segment sales variable cost margins	Exceeded

	Fibers and PCI growth strategy and initiatives (including plasticizers and acetate tow) and new product portfolio development	Met

	Manage capital expenditures — target $500 million	Met

Theresa K. Lee	Lead senior management and leadership development efforts and personnel actions to optimize operational and financial results and diversity	Met

Officer	Commitments	Performance
	Legal, health, safety and environment, and human resources support of organic and inorganic growth projects (including acquisitions and joint ventures and acetylated wood commercialization) and PET business divestiture	Met

	Manage intellectual property legal strategy and patent litigation	Met

	Lead implementation and execution of health, safety, and environment public policy and compliance strategy and initiatives	Met

*	Non-GAAP financial measure, with adjustments as described above.

**	Cash from operations less capital expenditures, dividends, and tax payment on the 2011 sale of the PET business.

The Compensation Committee determined that, based upon actual corporate performance against targets as listed above, each executive’s individual performance and leadership that contributed to this performance was satisfactory and met or exceeded expectations for purposes of determining his or her allocated individual portion of the respective award pools (142% of Mr. Rogers’ CEO individual target variable cash pay amount and 148% of the other named executives’ aggregate individual target variable cash pay amounts).

Additionally, the Compensation Committee evaluated each executive’s performance against his or her individual commitments as described above and concluded that each executive’s individual performance in these areas was overall at or above target performance for purposes of determining their individual portions of the respective award pools.

Based upon the amount of the UPP award pool allocated to the CEO and to the other named executive officers, respectively, as described above, and the assessments of the CEO’s and other executives’ individual performance against established goals and expectations as described above, the Compensation Committee determined the amounts of the individual payouts from the allocated portions of the UPP award pools based upon the Committee’s and the CEO’s judgment of overall Company performance and performance of applicable business or functional units, each individual executive’s overall contribution and leadership, and external business conditions and circumstances, as follows:

			Actual UPP Payout
Named Executive Officer	Actual UPP Payout	Target UPP Payout	as % of Target
James P. Rogers	$1,600,000	$1,124,417	142%
Curtis E. Espeland	550,000	375,000	147%
Mark J. Costa	630,000	444,473	142%
Ronald C. Lindsay	630,000	405,875	155%
Theresa K. Lee	475,000	318,500	149%

Stock-Based Incentive Pay

Equity-Based Compensation Program.      Equity-based compensation is designed to facilitate stock ownership in order to link senior managers’ pay to long-term return to other stockholders. Important elements of the current executive equity-based compensation program are:

Stock Options	Stock option program, implemented under the Company’s Omnibus Long-Term Compensation Plan (the “Omnibus Plan”), creates a direct link between compensation of key Company managers and long-term performance of the Company through appreciation of stock price.
Performance Shares	Awarded under the Omnibus Plan to provide an incentive for key managers to earn stock awards by meeting specified business or individual performance goals.
Other Stock-Based Incentive Pay	Under the Omnibus Plan, the Compensation Committee may also award additional stock-based compensation (with or without restrictions), performance units, restricted stock units, or additional options, including stock appreciation rights and options with performance-based or other conditions to vesting.
Stock Ownership Expectations	Established for executive officers to encourage long-term stock ownership and the holding of shares awarded under the Omnibus Plan or acquired upon exercise of options. Over a five year period, executive officers are expected to accumulate stock with a value of two and one-half times their annual base pay (five times base pay for the Chief Executive Officer) in Company stock or stock equivalents. All executive officers have met or are on schedule to meet their ownership expectations.

How Stock-Based Incentive Pay Levels Were Determined.      The Compensation Committee established the value and mix of total stock-based incentive pay for 2011 by considering recommendations from Aon Hewitt based on long-term compensation survey data for the same comparator companies that were considered in setting annual cash incentive compensation (as discussed above).

As requested by the Compensation Committee, Aon Hewitt provided benchmarking analysis of this long-term stock-based compensation information, and also advised the Compensation Committee of general market stock-based incentive compensation practices and trends.

The Compensation Committee also reviewed the estimated value of each named executive officer’s outstanding unvested, unexercised, and unrealized stock-based awards in determining stock-based incentive pay levels.

Stock options and performance shares were awarded in amounts intended to align total stock-based incentive compensation for 2011 with the mid-range of total stock-based compensation of the comparator companies. In addition, special awards were made to Mr. Rogers and Ms. Lee as described below. The current values of total stock-based incentive pay for 2011 ranged from 64% to 74% of total compensation for the named executive officers.

Stock Options.      In 2011, the Compensation Committee determined to provide approximately 40% of the value of each executive officer’s stock-based compensation in the form of stock options. In determining the size and terms of option awards, the Compensation Committee used the services of Aon Hewitt to derive values of options using a variation of the Black-Scholes option-pricing model. In addition, Aon Hewitt advised the Compensation Committee in the design of retention and performance incentive features of option grants. The Committee increased the size of Ms. Lee’s option award to provide additional retention incentive. The Committee granted Mr. Rogers an additional option to purchase 100,000 shares to provide additional retention and performance incentives with, in addition to the vesting and forfeiture terms of the other options, vesting and exercise features subject to Mr. Rogers’ individual performance in the area of management and leadership development of internal candidates for senior leadership positions. Computation of the value of option awards is comparable to values determined under FASB ASC Topic 718 and reported in the “2011 Grants of Plan Based Awards” table below.

Long-Term Performance Shares.      For performance shares, performance is determined by comparing the Company’s multi-year performance as measured against a return on capital target established at the beginning of the three year performance period, and the Company’s total return to stockholders (change in stock price plus dividends declared during the performance period, assuming reinvestment of dividends) relative to a peer group of industrial companies comprising the Standard and Poor’s “Materials Sector” from Standard and Poor’s Super Composite 1500 Index. The return on capital target is established considering corporate and strategic business plans and expectations for the performance period. Performance relative to the total return to stockholders target is determined by the Company’s quintile placement relative to the peer group of industrial companies at the end of the three year performance period. If earned, awards are paid after the end of the performance period in unrestricted shares of Eastman common stock.

In 2011, the Company awarded performance shares for the 2012—2014 performance period to each executive officer, representing approximately 60% of the value of each executive officer’s stock-based compensation, to provide incentives for exceeding internal financial objectives and external return objectives versus a peer group of companies.

The Compensation Committee reviewed and certified performance results and approved a payout of shares to the executive officers under performance shares previously awarded for the 2009-2011 performance period. The following tables show the targets and the payout matrix for the 2009-2011 performance shares corresponding to return on capital and total stockholder return targets:

Performance Year	Target Return on Capital	Total Stockholder Return (“TSR”) Target Quintile
2009	8.5%	3rd Quintile
2010	8.5%	3rd Quintile
2011	8.5%	3rd Quintile

	Differential from Target Return on Capital
Eastman TSR Relative to Comparison Companies	<-7%	-7 to -5%	-4.99 to -3%	-2.99 to -1%	-.99 to 0%	.01 to 1%	1.01 to 3%	3.01 to 5%	5.01 to 7%	7.01 to 10%	>10%
0-19% (5th quintile)	0.0	0.0	0.0	0.0	0.4	0.5	0.6	0.7	0.8	1.1	1.5
20-39% (4th quintile)	0.0	0.0	0.0	0.4	0.5	0.7	0.8	0.9	1.1	1.5	2.0
40-59% (3rd quintile)	0.0	0.0	0.4	0.5	0.8	1.0	1.2	1.5	1.8	2.1	2.4
60-79% (2nd quintile)	0.0	0.4	0.6	0.8	1.0	1.3	1.6	1.9	2.2	2.5	2.8
80-99% (1st quintile)	0.0	0.6	0.8	1.0	1.3	1.6	1.9	2.2	2.5	2.8	3.0

Payouts under the 2009-2011 performance share awards for the named executive officers ranged from 33,950 shares to 60,600 shares, and represented 250% of the target award (of a possible 300% of the target award) based upon the Company’s total stockholder return ranking in the 1st quintile of the compared companies and an average return on capital of 6.72% in excess of the return on capital target. Measurement of return on capital under the performance shares was based on reported GAAP earnings, and did not exclude charges or other items excluded in the non-GAAP pro-forma financial measures disclosed by the Company.

Stock-Based Compensation Award Practices.      The Compensation Committee grants stock options with an exercise price equal to the market price of the underlying stock on the grant date, and on the date of its authorization of grants has set a grant date that is on or after the date of approval of the grant by the Compensation Committee. The Compensation Committee’s recent practice has been to grant stock options and other stock-based awards annually in the fall, and to set effective dates for stock option grants on the third business day after the next release of quarterly financial results. This is designed to ensure that the market price of the underlying common stock, and thus the exercise price of the options, reflects such results.

Recent stock-based compensation awards have been made under the 2007 Omnibus Long-Term Compensation Plan (the “2007 Omnibus Plan”). The shares available under the 2007 Omnibus Plan are expected to be exhausted during 2012, and the Board is requesting that stockholders approve at the 2012 Annual Meeting a new 2012 Omnibus Stock Compensation Plan to provide for award of additional stock-based pay. See “ITEM 3 — APPROVAL OF THE 2012 OMNIBUS STOCK COMPENSATION PLAN”.

Executive Perquisites and Personal Benefits

The Company provides only limited perquisites to our named executive officers, and those perquisites are designed to provide specific benefits. The Compensation Committee annually reviews the types and amount of perquisites provided to executives, and tax treatment of those perquisites for both the Company and executives. Perquisites provided to executives for 2011 were:

•	personal umbrella liability insurance coverage,

•	home security system, and

•	non-business travel on corporate aircraft by executives, their families, and invited guests when seats are available and the aircraft is otherwise being used for Company business.

In addition, in light of the significant time demands on our Chief Executive Officer, the Compensation Committee has determined that it is appropriate to allow the Chief Executive Officer to use corporate aircraft whenever possible for both business and personal travel (and for his family when they are travelling with him). This personal use is accounted for and periodically reviewed by the Compensation Committee.

Executive Termination and Change in Control Agreements

The Company believes that severance protections in the context of a change in control transaction can play a valuable role in attracting and retaining key executive officers, and that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to eliminate such a distraction and encourage our executive officers to remain employed with the Company when their prospects for continued employment following the transaction are often uncertain, we provide certain of our executive officers with severance benefits if their employment is terminated by the Company without “cause” or by the executive for “good reason” in connection with a change in control. Detailed information regarding these change in control severance agreements and the benefits they provide is included in the “Termination and Change-in-Control Arrangements” section of this proxy statement.

The Compensation Committee evaluates the level of severance benefits payable to each executive officer, and considers these severance protections an important part of executives’ compensation and consistent with practices of peer companies.

In December 2010, the Compensation Committee approved, and the Company entered into, amended change in control severance agreements with the named executive officers and certain other executive officers. The agreements were amended to: (i) reduce the automatic renewal term of the “change in control period” from three years to two years; (ii) reduce the severance payment to all except the CEO from three-times base pay plus target annual bonus to two-times base pay plus target annual bonus; (iii) reduce the welfare benefits continuation period from 36 months to 18 months; (iv) eliminate the provision of three additional years of service credit under Company retirement plans; and (v) eliminate the gross-up payment for any excise tax imposed under the Internal Revenue Code on amounts payable under the agreement. In determining the terms of the new agreements, the Committee considered recommendations from Aon Hewitt and current market and peer company practices.

In addition, Mr. Costa’s employment agreement provides for a cash severance payment and vesting of certain outstanding stock-based compensation awards in the event of his termination without “cause” or his resignation for “good reason”, and for certain circumstances in addition to those covered by the executive change in control severance agreements. The Compensation Committee approved Mr. Costa’s termination arrangements and the other terms of his employment agreement when he was hired in 2006. Detailed information regarding the termination provisions of Mr. Costa’s employment agreement is included in the “Termination and Change-in-Control Arrangements” section of this proxy statement.

Tax Treatment of Executive Officer Compensation

The Compensation Committee intends to preserve the Company’s ability to deduct compensation paid to the Company’s Chief Executive Officer and other executive officers to the extent possible while also maintaining the flexibility to compensate such officers in accordance with the Company’s compensation policies.

Section 162(m) of the Internal Revenue Code generally limits the deductibility to the Company of annual compensation (other than qualified “performance-based” compensation) in excess of $1 million paid to certain of the Company’s executive officers. Base salaries, variable cash compensation under the UPP, any bonus payments outside the UPP, and stock and stock-based compensation payable other than solely based on corporate performance conditions are generally subject to the $1 million limit on deductible compensation. Compensation attributable to stock options granted and performance shares awarded beginning in 2009 under the Company’s 2007 Omnibus Long-Term Compensation Plan may qualify for deductibility under Section 162(m). Changes in tax laws (and interpretations of those laws), as well as other factors beyond the Company’s control, also affect the deductibility of executive compensation. For these and other reasons, the Company will not necessarily in all circumstances limit executive compensation to the amount which is permitted to be deductible as an expense of the Company under Section 162(m) of the Internal Revenue Code. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

A portion of each named executive officer’s compensation for 2011 was non-deductible to the Company under Section 162(m). The anticipated amount of the Company’s taxes for non-deductible compensation in 2011 is approximately $4 million. The Compensation Committee will continue to retain the discretion to pay non-deductible amounts. The Compensation Committee believes that such flexibility best serves the interests of the Company and its stockholders by allowing the Committee to recognize and motivate executive officers as circumstances warrant.

Reimbursement of Certain Compensation Following Restatements; Hedging Policy

The Sarbanes-Oxley Act and Company policy and pending provisions of the Dodd-Frank Act govern the process for reimbursement by executive officers of certain bonus or other incentive-based or equity-based compensation received following public disclosure of an accounting restatement due to material noncompliance by the Company with any financial reporting requirements. In addition, our 2007 Omnibus Long-Term Compensation Plan requires (and the new 2012 Omnibus Stock Compensation Plan, if approved by stockholders, will require) reimbursement of certain amounts from awards following public disclosure of an accounting restatement due to material noncompliance by the Company with any financial reporting requirement.

Company officers and directors are prohibited from use of derivative financial instruments to hedge or mitigate their exposure to changes in the market price of Eastman common stock.

Compensation Tables

The following Summary Compensation Table sets forth information concerning compensation of the individuals serving as Eastman’s Chief Executive Officer and Chief Financial Officer during 2011 and of the Company’s three other most highly compensated executive officers for the year ended December 31, 2011.

Summary Compensation Table

Name and Principal Position (2011)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
James P. Rogers(6)	2011	$1,021,923	$0	$6,325,920	$2,085,029	$1,600,000	$816,938	$187,575	$12,037,385
Chairman of the Board	2010	995,615	0	4,010,040	1,572,864	2,000,000	299,892	113,512	8,991,923
and Chief Executive Officer	2009	799,183	0	485,209	1,110,568	1,000,000	157,724	122,234	3,674,918

Curtis E. Espeland	2011	489,231	0	1,650,240	323,431	550,000	224,385	58,962	3,296,249
Senior Vice President	2010	452,923	0	1,109,160	410,692	690,000	132,791	41,146	2,836,712
and Chief Financial	2009	410,288	0	1,339,156	308,025	370,000	50,366	50,488	2,528,283
Officer

Mark J. Costa	2011	548,942	0	1,952,784	304,949	630,000	91,331	66,694	3,594,700
Executive Vice	2010	518,639	0	1,023,840	454,383	784,500	54,077	47,011	2,882,450
President, Specialty	2009	444,077	0	367,109	288,119	380,000	36,397	132,018	1,647,720
Polymers, Coatings and Adhesives and Chief Marketing
Officer

Ronald C. Lindsay	2011	500,619	0	1,952,784	304,949	630,000	393,631	60,654	3,842,637
Executive Vice	2010	470,615	0	1,023,840	454,383	712,500	234,103	40,281	2,935,722
President, Performance	2009	421,164	0	271,829	288,119	335,000	123,242	43,259	1,482,613
Chemicals and Intermediates,
Fibers, Engineering, Construction,
and Manufacturing Support

Theresa K. Lee	2011	481,654	0	1,100,160	499,008	475,000	273,498	53,918	2,883,238
Senior Vice President,	2010	456,381	0	742,284	279,620	596,700	184,366	39,312	2,298,663
Chief Legal and	2009	424,769	0	295,049	205,874	330,000	159,388	45,359	1,460,439
Administrative Officer

(1)

Grant date fair value of awards of performance shares and restricted stock units (reported in the “Stock Awards” column) and options (reported in the “Option Awards” column) made in the year indicated, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (Stock Compensation). See note 20 to the Company’s consolidated financial statements in the Annual Report to Stockholders for 2011 (mailed and delivered electronically with this proxy statement) for description of the assumptions made in the valuation of stock awards under FASB ASC Topic 718. For more information about stock and option awards, see “2011 Grants of Plan-Based Awards”, “Outstanding Equity Awards at 2011 Year-End”, and “2011 Option Exercises and Stock Vested” tables.

(2)

Contingent stock awards (“performance shares” and “restricted stock units”) with future payment subject to satisfaction of continued employment for specified time periods and the achievement of specified performance-based conditions. Performance share awards were made for performance periods beginning January 1, 2009 and ended December 31, 2011, beginning January 1, 2010 and ending December 31, 2012, and beginning January 1, 2011 and ending December 31, 2013, respectively. Restricted stock units were awarded to Mr. Espeland on December 2, 2009 for continued employment through the period ending December 2, 2013. The potential maximum grant date value of the performance share awards assuming the highest level of performance conditions, computed in accordance with FASB ASC Topic 718, were: Mr. Rogers (2009 — $839,674, 2010 — $6,868,110, 2011 — $9,487,500); Mr. Espeland (2009 — $730,904, 2010 — $1,899,690, 2011 — $2,475,000); Mr. Costa (2009 — $635,298, 2010 — $1,753,560, 2011 — $2,928,750); Mr. Lindsay (2009 — $470,411, 2010 — $1,753,560, 2011 — $2,928,750); and Ms. Lee (2009 — $510,594, 2010 — $1,271,331, 2011 — $1,650,000).

(3)

Cash payments made in the following year for performance in the year indicated under the Unit Performance Plan (the “UPP”). As described in the “Compensation Discussion and Analysis” preceding these tables and in the “2011 Grants of Plan-Based Awards” table below, the UPP is the Company’s annual variable cash pay program under which a portion of the total annual compensation of executive officers and other management-level employees is dependent upon corporate, organizational, and individual performance.

(4)

“Change in Pension Value” is the aggregate change in actuarial present value of the executive officer’s accumulated benefit under all defined benefit and actuarial retirement plans (including supplemental plans) accrued during the year (“pension plans”). These plans are the Company’s tax-qualified defined benefit pension plan (the Eastman Retirement Assistance Plan, or “ERAP”) and unfunded, nonqualified retirement plans supplemental to the ERAP that provide benefits in excess of those allowed under the ERAP (the Eastman Unfunded Retirement Income Plan, or “URIP”, and the Eastman Excess Retirement Income Plan, or “ERIP”). The aggregate increase in actuarial value of the pension plans is computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the Company’s financial statements for 2011, 2010 and 2009, respectively. The actuarial present value calculations are based on the IRS 2013 Prescribed 417(e)(3) Unisex table, and assume individual compensation and service through December 31, 2011, December 31, 2010, and December 31, 2009, respectively, with benefit commencement at the normal retirement age of 65. Benefits are discounted using a 4.88% discount rate for the 2011 calculation, a 5.26% discount rate for the 2010 calculation, and a 5.72% discount rate for the 2009 calculation. See the “Pension Benefits” table for additional information about the named executive officers’ benefits under the pension plans.

“Nonqualified Deferred Compensation Earnings” refers to above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified, including such earnings on nonqualified defined contribution plans. The Company maintains the Executive Deferred Compensation Plan (the “EDCP”), an unfunded, nonqualified deferred compensation plan into which executive officers can defer compensation until retirement or termination from the Company. For 2011, 2010, and 2009, there were no preferential or above-market earnings on amounts in individual EDCP stock accounts (defined as appreciation in value and dividend equivalents earned at a rate higher than appreciation in value and dividends on common stock) or on individual EDCP interest accounts (defined as interest on amounts deferred at a rate exceeding 120% of the federal long term rate). See the “Nonqualified Deferred Compensation” table for additional information about the named executive officers’ EDCP accounts.

(5)	“All Other Compensation” for 2011 consists of the following:

•

Annual Company contributions to defined contribution plans.      The amounts reported for 2011 are annual Company contributions to the accounts of Messrs. Rogers ($151,096), Espeland ($58,962), and Lindsay ($60,654), and Ms. Lee ($53,918) in the Eastman Investment Plan, a 401(k) retirement plan, and in the EDCP, and to Mr. Costa ($66,672) in the Eastman Stock Ownership Plan (“ESOP”) and EDCP. Contributions to the Eastman Investment Plan or ESOP equaled $12,250 for each named executive, with the remaining Company contributions to their EDCP accounts. See the “Nonqualified Deferred Compensation” table for additional information about Company contributions into the named executive officers’ EDCP accounts. Annual Company contributions were based upon actual compensation paid during the calendar year.

•

Amount reimbursed for the payment of taxes.      Consists of a $22 tax reimbursement to Mr. Costa, payable under his employment agreement (entered into prior to the elimination in 2009 of executive tax gross-up payments) for imputed income for payment of Mr. Costa’s relocation costs for storage of personal items.

•

Perquisites and other personal benefits.      Perquisites and personal benefits to the named executives (described in “Compensation Discussion and Analysis – Executive Perquisites and Personal Benefits”) are not reported for 2011 except for Mr. Rogers, since the total incremental cost to the Company per individual was less than $10,000.

The amount reported for Mr. Rogers is the aggregate value, based upon the incremental cost to the Company, of the following perquisites and other personal benefits made available to Mr. Rogers during 2011: personal umbrella liability insurance coverage ($1,128), home security system ($4,642), and non-business travel on corporate aircraft by Mr. Rogers and his family ($30,709). The aggregate incremental cost to the Company for operating the corporate aircraft for personal flights for the Chief Executive Officer and his family is based upon calculation of direct operating costs including fuel, fuel additives, lubricants, maintenance, reserves for engine restoration and overhaul, landing and parking expenses, crew expenses, and miscellaneous supplies and catering (including for any “deadhead” segments of such flights when the aircraft flies empty before picking up or dropping off Mr. Rogers; incremental costs of “deadhead” segments of Mr. Rogers’ non-business aircraft use were not included in the “All Other Compensation” amounts for Mr. Rogers for 2009 and 2010 in the Proxy Statements for the 2010 or 2011 Annual Meetings.) The aggregate incremental costs to the Company of the umbrella liability insurance and the home security system are based upon the actual amounts paid by the Company.

(6)

Mr. Rogers became President and Chief Executive Officer effective May 7, 2009 and Chairman and Chief Executive Officer effective January 1, 2011, and previously served as President and Chemicals & Fibers Business Group Head.

The following table sets forth certain information regarding grants of non-equity incentive awards, equity incentive awards, and all other non-incentive stock and option awards made in 2011 to the individuals named in the Summary Compensation Table. (Share and per share amounts for awards made prior to October 3, 2011 are adjusted for the October 3, 2011 two-for-one split of the Company’s common stock in the form of a 100 percent stock dividend.)

2011 Grants of Plan-Based Awards

Name	Approval Date (1)	Grant Date (2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Share) (6)	Grant Date Fair Value of Stock and Option Awards (7)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

J. P. Rogers		1/1/2011	$562,209	$1,124,417	$2,248,834
	10/6/2010	1/1/2011				36,800	92,000	276,000				$6,325,920
	10/5/2011	11/1/2011								124,000	$38.30	1,145,871
	10/5/2011	11/2/2011								100,000(8)	$38.95	939,158
C. E. Espeland		1/1/2011	$187,500	$375,000	$750,000
	10/6/2010	1/1/2011				9,600	24,000	72,000				1,650,240
	10/5/2011	11/1/2011								35,000	$38.30	323,431
M. J. Costa		1/1/2011	$222,237	$444,473	$888,946
	10/6/2010	1/1/2011				11,360	28,400	85,200				1,952,784
	10/5/2011	11/1/2011								33,000	$38.30	304,949
R. C. Lindsay		1/1/2011	$202,938	$405,875	$811,750
	10/6/2010	1/1/2011				11,360	28,400	85,200				1,952,784
	10/5/2011	11/1/2011								33,000	$38.30	304,949
T. K. Lee		1/1/2011	$159,250	$318,500	$637,000
	10/6/2010	1/1/2011				6,400	16,000	48,000				1,100,160
	10/5/2011	11/1/2011								54,000	$38.30	499,008

(1)

The Compensation Committee approved stock option grants to executive officers and other eligible managers in October 2011, and approved performance share awards for executive officers and other eligible officers for the 2011-2013 performance period in October 2010.

(2)

For stock options, the effective grant date was the third business day after public release of the Company’s third quarter 2011 financial results. Performance share awards for 2011-2013 were effective as of the beginning of the performance period on January 1, 2011.

(3)

Estimated future payouts under the UPP. The “Threshold” column reflects the payout level if performance is at minimum of 75% of target levels. The “Target” column reflects the payout level if performance is at 100% of target levels. The “Maximum” column reflects the payout level if performance is at 125% of target levels for specified above-goal performance. See the “Summary Compensation Table” for actual payout under the UPP for 2011 and “Compensation Discussion and Analysis” for a more complete description of the UPP and how the payouts were determined.

(4)

Estimated future share payouts at threshold, target, and maximum levels for performance shares for the 2011-2013 performance period, assuming performance conditions are satisfied. See also “Compensation Discussion and Analysis” for a more complete description of how performance share payouts are determined, “Outstanding Equity Awards at 2011 Year-End” table, and “Termination and Change-in-Control Arrangements”.

(5)

Nonqualified stock options granted during 2011. Options granted in 2011 have an exercise price equal to the closing price on the New York Stock Exchange of the underlying common stock as of the date of grant. The stock options vest and become exercisable in one-third increments on each of the first three anniversaries of the grant date, with acceleration of vesting in the event of a “change in ownership” or in certain circumstances following a “change in control.” Stock options generally expire ten years from the date of grant. Upon termination by reason of death, disability, or retirement, the stock options remain exercisable for the lesser of five years following the date of termination or the expiration date. If an employee resigns, the stock options remain exercisable for the lesser of ninety days or the expiration date. Stock options not previously exercised are canceled and forfeited upon termination for cause. See “Summary Compensation Table”, “Outstanding Equity Awards at 2011 Year-End” and “2011 Option Exercises and Stock Vested” tables, and “Termination and Change-in-Control Arrangements”.

(6)	Per-share exercise prices of the nonqualified stock options granted in 2011. The exercise price is the closing price of Eastman common stock on the New York Stock Exchange on the grant date.

(7)	Grant date fair value of each stock-based award, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (Stock Compensation).

(8)

In addition to the vesting and forfeiture terms described in note (5), vesting is subject to Mr. Rogers’ satisfactory performance in the area of management and leadership development of internal candidates for senior leadership positions.

The following table sets forth information regarding outstanding option and stock awards as of December 31, 2011 held by individuals named in the Summary Compensation Table. (Share and per share amounts for awards made prior to October 3, 2011 are adjusted for the October 3, 2011 two-for-one split of the Company’s common stock in the form of a 100 percent stock dividend.)

Outstanding Equity Awards at 2011 Year-End

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
J. P. Rogers	16,000					$21.83	04/01/14
	32,000					23.49	11/01/14
	29,510	(4)				26.33	04/03/13
	66,000					26.76	10/31/15
	80,000					30.46	10/30/16
	63,000					33.08	10/29/17
	65,200					18.30	10/27/18
	141,332		70,668	(5)		27.82	10/26/19
	60,000		120,000	(6)		39.84	11/1/20
			124,000	(7)		38.30	10/31/21
			100,000	(8)		38.95	11/1/21
								100,000	(9)	$3,906,000
											409,600	$15,998,976
C. E. Espeland	12,000					30.46	10/30/16
	17,100					33.08	10/29/17
	18,900					18.30	10/27/18
	39,200		19,600	(5)		27.82	10/26/19
	15,666		31,334	(6)		39.84	11/1/20
			35,000	(7)		38.30	10/31/21
								30,000	(10)	1,171,800
											110,400	4,312,224
M. J. Costa	130,000					28.26	05/31/16
	56,000					30.46	10/30/16
	38,400					33.08	10/29/17
	16,400					18.30	10/27/18
	36,666		18,334	(5)		27.82	10/26/19
	17,332		34,668	(6)		39.84	11/1/20
			33,000	(7)		38.30	10/31/21
								50,000	(9)	1,953,000
											114,400	4,468,464
R. C. Lindsay	30,000					26.76	10/31/15
	40,000					30.46	10/30/16
	27,800					33.08	10/29/17
	36,600					18.30	10/27/18
	36,666		18,334	(5)		27.82	10/26/19
	17,332		34,668	(6)		39.84	11/1/20
			33,000	(7)		38.30	10/31/21
								50,000	(9)	1,953,000
											114,400	4,468,464
T. K. Lee	38,400					33.08	10/29/17
	13,200					18.30	10/27/18
	26,200		13,100	(5)		27.82	10/26/19
	10,666		21,334	(6)		39.84	11/1/20
			54,000	(7)		38.30	10/31/21
											73,760	2,881,066

(1)	Market value of shares of common stock payable under restricted stock units, based on the per share closing price of the Company’s common stock on the New York Stock Exchange on December 30, 2011.

(2)

Number of shares of common stock to be paid under outstanding performance shares, based upon actual performance through 2011, for 2010-2012 and 2011-2013 performance periods. See “Compensation Discussion and Analysis” for more complete description of how performances share payouts are determined. If earned, the awards will be paid after the end of the performance period in unrestricted shares of Eastman common stock (subject to proration if the executive’s employment is terminated during the performance period because of retirement, death, or disability, and to cancellation in the event of resignation or termination for cause).

(3)

Value of shares of common stock to be paid under outstanding performance shares, based upon actual performance through 2011, for 2010-2012 and 2011-2013 performance periods, assuming a market value equal to the closing price of the Company’s common stock on the New York Stock Exchange as of December 30, 2011.

(4)

“Reload” stock options to purchase a number of shares equal to the number of shares of Eastman common stock surrendered in payment of the exercise price of previously granted stock options. Option exercise price is based upon the market price of underlying common stock on the date of exercise of the underlying option grant. Reload options are exercisable at grant and expire as of the date of the original underlying option grant. Stock options granted after 2003 do not include a “reload” feature, and no additional options will be granted upon exercise of those options.

(5)	Option becomes exercisable on October 27, 2012.

(6)	Option becomes exercisable as to one-half of the shares on November 2, 2012 and as to the remaining shares on November 2, 2013.

(7)	Option becomes exercisable as to one-third of the shares on each of November 1, 2012, November 1, 2013, and November 1, 2014.

(8)

In addition to the vesting and forfeiture terms described in note (7), vesting is subject to Mr. Rogers’ satisfactory performance in the area of management and leadership development of internal candidates for senior leadership positions.

(9)

Restricted stock units, representing the right to receive the same number of unrestricted shares of common stock on December 31, 2012 (or in the case of 50,000 of Mr. Rogers’ restricted stock units, prior to December 31, 2012), subject to continued employment (other than termination by reason of death or disability) and, in the case of 50,000 of Mr. Rogers’ restricted stock units, satisfactory performance in the area of management and leadership development, including the development of internal candidates for senior leadership positions.

(10)

Restricted stock units, representing the right to receive the same number of unrestricted shares of common stock on December 2, 2013, subject to continued employment (other than termination by reason of death or disability).

The following table summarizes aggregate values realized upon exercise of options and payout of stock under performance shares for the individuals named in the Summary Compensation Table for 2011. (Share amounts are adjusted for the October 3, 2011 two-for-one split of the Company’s common stock in the form of a 100 percent stock dividend.)

2011 Option Exercises and Stock Vested

Name	Option Awards(1)		Stock Awards(2)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting($)

J. P. Rogers	0	$0	60,600	$3,309,366
C. E. Espeland	57,800	1,665,615	52,750	2,880,678
M. J. Costa	32,800	993,158	45,850	2,503,869
R. C. Lindsay	11,868	297,629	33,950	1,854,010
T. K. Lee	82,400	1,875,186	36,850	2,012,379

(1)	Represents number of shares and aggregate value realized upon exercise of options during 2011.

(2)

Represents the number of shares received upon payout under 2009-2011 performance shares award, and the aggregate value of such shares of common stock based upon the per share closing price of the common stock on the New York Stock Exchange on the payout date.

The following table summarizes the portion of post-employment benefits payable to the individuals named in the Summary Compensation Table from Company pension plans as of December 31, 2011.

Pension Benefits

Name	Plan Name (1)(2)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Year($)

J. P. Rogers	ERAP	12	$207,482	$0
	ERIP/URIP	12	1,855,828	0
C. E. Espeland	ERAP	16	161,994	0
	ERIP/URIP	16	415,957	0
M. J. Costa	ERAP	6	48,334	0
	ERIP/URIP	6	178,477	0
R. C. Lindsay	ERAP	32	489,045	0
	ERIP/URIP	32	769,482	0
T. K. Lee	ERAP	24	543,815	0
	ERIP/URIP	24	955,195	0

(1)

The Eastman Retirement Assistance Plan (“ERAP”) is a tax-qualified, non-contributory defined benefit pension plan that generally covers employees who became employed with us on or before December 31, 2006. A participant’s total ERAP benefit consists of his or her “Pre-2000 Benefit” and “Pension Equity Benefit,” as described below:

Pre-2000 Benefit.    Prior to 2000, the ERAP used a traditional pension formula which gave each participant a life annuity commencing at age 65. A participant is eligible for an unreduced Pre-2000 Benefit when such participant’s aggregate age plus years of eligible service totals 85, or at age 65. At retirement, the actuarial present value of the future annual Pre-2000 Benefit payments may at the election of the participant be paid in a lump sum. Benefits earned during 1998 and 1999, upon the election of the participant, may be payable over five years. The Pre-2000 Benefits payable upon retirement are based upon the participant’s years of service with the Company and “average participating compensation,” which is the average of three years of those earnings described in the ERAP as “participating compensation.” “Participating compensation,” in the case of the named executive officers consists of salary, bonus, and non-equity incentive plan compensation, including an allowance in lieu of salary for authorized periods of absence, such as illness, vacation, and holidays. To the extent that any participant’s annual Pre-2000 Benefit exceeds the amount payable under the ERAP, such excess will be paid from one or more unfunded, supplementary plans.

Pension Equity Benefit.    Effective January 1, 2000, the Company redesigned the ERAP to use a pension equity formula. Under the pension equity formula, beginning January 1, 2000, a participant earns a certain percentage of final average earnings each year based upon age and total service with the Company. When a participant terminates employment, he or she is entitled to a pension amount, payable over five years. The amount may also be converted to various forms of annuities. To the extent that any participant’s Pension Equity Benefit exceeds the amount payable under the ERAP, such excess will be paid from one or more unfunded, supplementary plans.

(2)

The Company maintains two unfunded, nonqualified plans, the Unfunded Retirement Income Plan (“URIP”) and the Excess Retirement Income Plan (“ERIP”). The ERIP and the URIP will restore to participants in the ERAP benefits that cannot be paid under the ERAP because of applicable tax law limits, and benefits that are not accrued under the ERAP because of a voluntary deferral by the participant of compensation that would otherwise be counted for benefit calculation under the ERAP. The Company has established a “Rabbi Trust”

to provide a degree of financial security for the participants’ unfunded account balances under the ERIP and URIP. See “Termination and Change-in-Control Arrangements — Benefit Security Trust.”

(3)

Actuarial present value of the accumulated benefit, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements for 2011. The actuarial present value calculation is based on the IRS 2013 Prescribed 417(e)(3)-Unisex post-retirement mortality tables, and assumes individual compensation and service through December 31, 2011, with benefit commencement at normal retirement age of 65. Benefits are discounted using a 4.88% discount rate.

The following table is a summary of participation by the individuals named in the Summary Compensation Table in the Executive Deferred Compensation Plan (the “EDCP”), an unfunded, nonqualified deferred compensation plan into which executive officers and other management-level employees can defer compensation until retirement or termination from the Company. Annual base and incentive cash compensation, stock and stock-based awards which are payable in cash and allowed to be deferred, and special compensation payable in connection with the employee’s initial employment with the Company, may be deferred into the EDCP. Compensation deferred into the EDCP is credited at the election of the employee to individual interest accounts or stock accounts. Amounts deferred into interest accounts are credited with interest at the prime rate until transfer or distribution, and amounts deferred into stock accounts increase or decrease in value depending on the market price of Eastman common stock. When cash dividends are declared on the common stock, each stock account receives a dividend equivalent which is used to hypothetically “purchase” additional shares. Upon retirement or termination of employment, the value of a participant’s EDCP account is paid, in cash, in a single lump sum or in up to ten annual installments as elected in advance by the participant. The EDCP also provides for early withdrawal by a participant of amounts in his or her EDCP account in certain limited circumstances.

All amounts in the following table have been previously earned by the named executives and reported by the Company in this proxy statement and in annual meeting proxy statements for previous years, and are not new or additional compensation to the named executives.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last Year ($)	Registrant Contributions in Last Year ($)(1)	Aggregate Earnings (Loss) in Last Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Year-End($)(3)

J. P. Rogers	$0	$138,846	$29,272	$0	$940,743
C. E. Espeland	0	46,712	17,583	0	562,052
M. J. Costa	0	54,422	3,152	0	103,850
R. C. Lindsay	0	48,404	(11,893)	0	413,258
T. K. Lee	0	41,668	7,026	0	226,328

(1)

Annual Company contributions were made to the accounts of Messrs. Rogers, Espeland, and Lindsay, and Ms. Lee in the Eastman Investment Plan, a 401(k) retirement plan, and in the EDCP, and to Mr. Costa in the Eastman ESOP and EDCP. Amounts shown are the amounts before provision for certain taxes contributed into the EDCP and represent amounts that could not be contributed into the 401(k) retirement plan or ESOP accounts of the individuals due to Internal Revenue Code restrictions. The total amount of the contributions for each named executive officer in the Eastman Investment Plan, the ESOP, and the EDCP was five percent of his or her 2011 earnings. These contributions are included in the “Summary Compensation Table” in the “All Other Compensation” column.

(2)

Aggregate amounts credited to participant accounts or by which participant accounts were reduced during 2011. No earnings on deferred amounts are included in the “Summary Compensation Table” in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column because there were no preferential or above-market earnings on individual stock accounts or interest accounts. Quarterly dividend equivalents of $0.235 per hypothetical share for the first and second quarters and of $0.26 per hypothetical share for the third and fourth quarters (in each case adjusted for the October 3, 2011 two-for-one split of the Company’s common stock in the form of a 100 percent stock dividend) were credited to amounts in individual stock accounts, and the prime rate of interest credited to amounts in individual interest accounts was 3.25%, during 2011.

(3)

Balance in individual EDCP accounts as of December 31, 2011. The portions of the balances from annual Company contributions after provision for certain taxes ($348,998 for Mr. Rogers, $88,649 for Mr. Espeland, $96,213 for Mr. Costa, $97,086 for Mr. Lindsay and $153,274 for Ms. Lee) were reported as “All Other Compensation” in the Summary Compensation Table in this proxy statement and in the annual meeting proxy statements for previous years; the portions of the balances from deferred salary ($78,000 for Mr. Espeland and $52,000 for Ms. Lee) were included in the amounts reported as “Salary” in the Summary Compensation Table in this proxy statement and in the annual meeting proxy statements for previous years; the portions of the balances from deferred annual incentive compensation and bonuses ($146,575 for Mr. Rogers) were included in the amounts reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table in this proxy statement and in the annual meeting proxy statements for 2011, 2010, 2009, 2008, and 2007 and in the amounts reported as “Bonus” in the Summary Compensation Table in the annual meeting proxy statements for previous years; the portions of the balances from deferred stock-based awards ($251,752 for Mr. Espeland and $216,611 for Mr. Lindsay) are not reported in the Summary Compensation Table in this proxy statement and in the annual meeting proxy statements for 2011, 2010, 2009, 2008, and 2007 and were reported as “Long-Term Incentive Plan Payouts” in the Summary Compensation Table in the annual meeting proxy statements for previous years. The portions of the balances from earnings on deferred amounts were not reported in the “Summary Compensation Table” in this proxy statement or in the annual meeting proxy statements for previous years because there were no preferential or above-market earnings on individual EDCP stock accounts or interest accounts. Amounts in the “Registrant Contributions for Last Fiscal Year” column were paid in February 2012 and are not included in the aggregate balance as of December  31, 2011.

Termination and Change-in-Control Arrangements

The Company’s Change in Control Agreements with certain executive officers, including the individuals named in the Summary Compensation Table, and the Omnibus Long-Term Compensation Plans, provide for compensation and benefits in certain circumstances upon or following termination of the executive or a change in control of the Company. In addition, Mr. Costa’s employment agreement also includes certain additional termination arrangements. Circumstances that trigger compensation or provision of benefits related to termination or change in control, how such compensation and benefits are determined, and conditions or obligations applicable to the receipt of payments and benefits are described below.

Change in Control Agreements.    For the reasons described in the Compensation Discussion and Analysis, the Company has entered into Change in Control Agreements with the individuals named in the Summary Compensation Table and certain other executive officers of the Company. The Agreements provide for specified compensation and benefits following a “change in control” of the Company. A “change in control” is generally defined in the Agreements to include the following, subject to certain exceptions: (i) the acquisition by a person of 35% or more of the voting stock of the Company; (ii) the incumbent Board members (and subsequent directors approved by them) ceasing to constitute a majority of the Board; (iii) approval by the Company’s stockholders of a reorganization or merger unless, after such proposed transaction, the former stockholders of the Company will own more than 50% of the resulting corporation’s voting stock, no person will own 35% or more of the resulting corporation’s voting stock, and the incumbent Board members will continue to constitute at least a majority of the Board of the resulting corporation; or (iv) approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

Pursuant to the Agreements, in the event that a change in control of the Company occurs during the “change in control period,” the Company agrees to continue to employ the executive for a period of two years after the occurrence of such change in control (the “Employment Period”). The “change in control period” means the period commencing on December 1, 2011, and ending two years after such date; provided that on each anniversary of the Agreements, the “change in control” period is automatically extended so as to terminate two years after such anniversary, unless the Company provides timely notice to the executive that it will not extend the period.

During the Employment Period, the executive would be entitled to (i) an annual base salary at a rate at least equal to the base salary in effect on the date of the change in control; (ii) an annual bonus at least equal to the executive’s target bonus opportunity for the last full fiscal year prior to the change in control; and (iii) continued participation in all incentive, savings, retirement, welfare benefit, and fringe benefit plans applicable to other peer executives of the Company on terms no less favorable than those in effect during the 120-day period preceding the change in control.

The Agreements also specify the payments and benefits to which an executive would be entitled upon a termination of employment during the Employment Period for specified reasons, including death, retirement, disability, termination by the Company with or without cause, and termination by the executive for or without good reason (as such terms are defined in the Agreement).

If an executive’s employment were to be terminated by the Company for any reason other than for cause or disability, or by the executive for good reason, during the Employment Period, the Company would be required to:

(i) pay to the executive a lump sum cash payment equal to his or her “accrued obligations” (unpaid base salary through the date of termination, a prorated target bonus for the year of termination, and any accrued vacation pay),

(ii) pay to the executive a lump sum severance payment equal to three-times (in the case of the CEO) or two-times (in the case of the other executives) the sum of his or her then-current annual base salary plus the amount of his or her target annual bonus for the year in which the termination occurs,

(iii) continue to provide all health and welfare benefits to the executive and his or her eligible dependents, subject to certain limitations, for 18 months following termination,

(iv) accelerate the vesting of the executive’s unvested benefits under the Company’s retirement plans, and pay to the executive a lump sum cash payment equal to the value of such unvested benefits, and

(v) pay or provide to the executive any other amounts or benefits to which he or she was entitled under any of the Company’s plans, programs, policies, practices, contracts, or agreements then in effect.

Upon the termination of an executive’s employment by reason of death, disability, or retirement, or upon a termination by the Company for cause or by the executive without good reason, the Agreement would terminate without further obligation of the Company other than the payment of base salary through the date of termination and any other amounts or benefits to which the executive was entitled under any of the Company’s plans, programs, policies, practices, contracts, or agreements then in effect.

“Cause” is defined in the Agreements as a material breach by the executive of any provision of his or her agreement; the conviction of the executive of any criminal act that the Board deems to constitute cause; a material breach by the executive of a published Company code of conduct or code of ethics; or conduct by the executive in his or her office with the Company that is grossly inappropriate and demonstrably likely to lead to material injury to the Company, as determined by the Board.

“Good reason” is defined in the Agreements as the assignment to the executive of any duties that are materially inconsistent with his or her position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company which results in a material diminution in such position, authority, duties or responsibilities (excluding an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after notice from the executive); a reduction by the Company in executive’s base salary or target annual bonus; any failure by the Company to comply with any provisions of his or her agreement (other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after notice from the executive); the Company’s requiring the executive to be based at any office or location 50 miles or more from his or her current location; any failure by the Company to have a successor to the Company agree to assume the agreement; or a material breach by the Company of any other provision of the executive’s agreement.

The Agreements require that the executive not disclose any confidential information of the Company following termination of employment, and provide that the Company will reimburse the executive on a then-current basis for reasonable fees and expenses in seeking to enforce the Agreement (subject to repayment if his or her claims are determined to be frivolous or in bad faith).

Omnibus Long-Term Compensation Plans.    The Company’s 2007 Omnibus Long-Term Compensation Plan (like its predecessor 2002 Omnibus Long-Term Compensation Plan, collectively referred to as the “Omnibus Plans”) provides for grants to employees of nonqualified and incentive stock options, stock appreciation rights, stock awards, performance shares, and other stock and stock-based awards (collectively, “awards”).

The Omnibus Plans contain (and the 2012 Omnibus Stock Compensation Plan will, if approved by stockholders at the 2012 Annual Meeting, contain) provisions regarding the treatment of awards in the event of a “change in ownership” (as defined, generally involving circumstances in which the Company’s common stock is no longer publicly traded) and of a “change in control” (as defined, generally involving circumstances in which the Company is acquired by another entity or its controlling ownership is changed). Upon a change in ownership or change in control, the rules described below will apply to awards granted under the Omnibus Plans.

However, the Compensation Committee has the discretion, notwithstanding any particular transaction constituting a change in ownership or a change in control, either to determine that such transaction is of the type that does not warrant the described consequences with respect to awards (in which case such consequences would not occur) or to alter the way in which awards are treated from the consequences outlined in the Omnibus Plans.

If a change in ownership occurs (and the Compensation Committee has not exercised its discretion described above) during the term of one or more performance periods for outstanding performance shares, the performance period will immediately terminate and, unless the Committee has already determined actual performance for such period, it will be assumed that the performance objectives have been attained at a level of 100%. Participants will be considered to have earned a prorated share of the awards for such performance period. In addition, upon a change in ownership, all outstanding awards will be valued and cashed out on the basis of the change in ownership price.

In the event of a change in control (assuming the Compensation Committee has not exercised its discretion described above), if a participant’s employment terminates within two years following the change in control, unless such termination is due to death, disability, cause, resignation (other than as a result of certain actions by the Company and any successor), or retirement, participants will be entitled to the following treatment. All conditions, restrictions, and limitations in effect with respect to any unexercised awards will immediately lapse and no other terms or conditions will be applied. Any unexercised, unvested, unearned, or unpaid awards will automatically become 100% vested. Performance shares will be treated in a manner similar to that described above in the case of a change in ownership. A participant will be entitled to a lump sum cash payment with respect to all of such participant’s awards.

In order to comply with Section 409A of the Internal Revenue Code, it may be necessary for the Company to delay payments until six months following the officer’s separation from service with the Company.

Mark J. Costa Employment Agreement. The Employment Agreement with Mr. Costa includes certain termination arrangements in addition to those of the standard Change in Control Agreements. If Mr. Costa’s employment is terminated without “cause” or if he resigns for “good reason”, other than in circumstances covered by the Change in Control Agreements:

(i) he would receive a lump-sum cash payment equal to the sum of:

(a) all accrued and unused vacation pay through the date of termination;

(b) an amount equal to one year of base annual salary; and

(c) an amount equal to 100% of his target annual incentive pay for the year in which his employment terminates;

(ii) his unvested stock options would immediately vest and become exercisable and remain exercisable for the lesser of five years following the date of termination or the expiration date of the options;

(iii) all restrictions on transfer of issued shares of common stock would lapse; and

(iv) Eastman would issue to Mr. Costa shares of common stock underlying outstanding performance shares on a pro rata basis as if all performance objectives had been met at a level of 100%.

“Cause” is defined in the Employment Agreement as material breach by Mr. Costa of any provision of the Employment Agreement or of Eastman codes of conduct or ethics, conviction of a criminal act, or conduct that is grossly inappropriate or insubordinate and demonstrably likely to lead to material injury to Eastman. “Good reason” is defined in the Employment Agreement as assignment of duties materially inconsistent with Mr. Costa’s executive position when he was hired, reduction in base salary or target annual or long-term incentive pay, or failure by Eastman to comply with the provisions of the Employment Agreement.

Benefit Security Trust.    The Company has established a Benefit Security Trust (sometimes referred to as the “Rabbi Trust”) to provide a degree of financial security for its unfunded obligations under the Executive Deferred Compensation Plan, the supplemental ERAP plans, and the Change in Control Agreements with the Company’s executives. The assets of the Rabbi Trust would be subject to the claims of the Company’s creditors in the event of insolvency. Upon the occurrence of a “change in control” or a “potential change in control” (each as defined), or if the Company fails to meet its payment obligations under the covered plans and agreements, the Company would be required to transfer to the trustee cash or other liquid funds in an amount equal to the value of the Company’s obligations under the covered plans and agreements. The Company has conveyed to the trustee rights to certain assets as partial security for the Company’s funding obligations under the Rabbi Trust.

A “change in control” for purposes of the Rabbi Trust is generally defined to include the following, subject to certain exceptions: (i) the acquisition by a person (other than the Company, certain affiliated entities, or certain institutional investors) of 19% or more of the voting stock of the Company; (ii) the incumbent Board members (and subsequent directors approved by them) ceasing to constitute a majority of the Board; (iii) approval by the Company’s stockholders of a reorganization or merger unless, after such proposed transaction, the former stockholders of the Company will own more than 75% of the resulting corporation’s voting stock; or (iv) approval by the Company’s stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of substantially all of the assets of the Company, other than to a subsidiary or in a spin-off transaction. A “potential change in control” will generally be deemed to have occurred if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control; (ii) any person (including the Company) publicly announces an intention to take action which, if consummated, would constitute a change in control; or (iii) any person (other than the Company, certain affiliated entities, or certain institutional investors) becomes the beneficial owner of 10% or more of the combined voting power of the Company’s then-outstanding securities.

The Rabbi Trust is irrevocable until participants and their beneficiaries are no longer entitled to payments under the covered plans and agreements, but may be amended or revoked by agreement of the trustee, the Company, and a committee of individual beneficiaries of the Rabbi Trust.

Potential Payments Under Termination and Change-in-Control Arrangements

The following table shows, for each of the named executive officers, the payments and benefits that would have been provided under the Change in Control Agreements if the executive had been terminated without cause or had resigned for good reason on December 31, 2011 following a change in control.

	Amount of Payment
	J. P.	C. E.	M. J.	R. C.	T. K.
	Rogers	Espeland	Costa	Lindsay	Lee
Form of Payment	($)	($)	($)	($)	($)
Cash severance(1)	$6,489,000	$1,750,000	$2,010,600	$1,836,000	$1,617,000
Value of unvested stock-based awards at target(2)	14,213,891	5,385,276	5,913,483	5,448,669	2,901,542
Health and welfare continuation(3)	17,771	17,771	17,771	17,771	17,771

Total Payments	$20,720,662	$7,153,047	$7,941,854	$7,302,440	$4,536,313

(1)

Lump sum cash severance under Change in Control Agreement equal to three times the sum of annual base pay and the target Unit Performance Plan payout for Mr. Rogers and two times the sum of annual base pay and the target Unit Performance Plan payout for the other named executives.

(2)

Value of unvested awards at target, which vest and are paid out under the Omnibus Plans at termination following a change in control (or earlier upon a change in control that is a change in ownership as shown in the next table below, in which case the payment would not also be received upon a subsequent termination without cause or resignation for good reason). Awards are valued as of year-end 2011 based upon the closing price of Eastman common stock on the New York Stock Exchange on December 30, 2011.

(3)	Value of continuation of health and welfare benefits for 18 months following termination under Change in Control Agreement.

The following table shows, for each of the named executive officers, the payment that would have been provided under the Omnibus Plans if there had been a change in ownership of the Company on December 31, 2011.

Amount of payment
	J. P.	C. E.	M. J.	R. C.	T. K.
	Rogers	Espeland	Costa	Lindsay	Lee
Form of Payment	($)	($)	($)	($)	($)
Value of unvested stock-based awards at target(1)	$14,213,891	$5,385,276	$5,913,483	$5,448,669	$2,901,542

(1)

Value of unvested awards at target which vest and are paid out under the Omnibus Plans following a change in ownership of the Company. Awards are valued as of year-end 2011 based upon the closing price of Eastman common stock on the New York Stock Exchange on December 30, 2011.

The following table shows the payments that would have been provided to Mr. Costa under his Employment Agreement if he had been terminated without cause or had resigned for good reason other than in circumstances covered by the Change in Control Agreement on December 31, 2011.

Amount of
Payment
to M. J. Costa
Form of Payment	($)
Cash severance	$1,048,262
Value of unvested stock-based awards at target	5,913,483

Total Payments	$6,961,745

In addition to the payments described above, the executive officers would also receive the following payments for amounts already earned or vested as the result of participation in compensation or benefit plans on the same basis as other Company employees:

•	value of outstanding vested stock-based awards (see the “Outstanding Equity Awards at 2011 Year-End” table),

•	earned Unit Performance Plan payout (see “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column in the “2011 Grants of Plan-Based Awards” table),

•	earned Company contribution to vested and unvested defined contribution plans (see “All Other Compensation” column in the “Summary Compensation Table”),

•	account balance in the Eastman Investment Plan, a 401(k) retirement plan, and the ESOP,

•	account balance in the Executive Deferred Compensation Plan (see “Aggregate Balance at Last Fiscal Year-End” column in the “Nonqualified Deferred Compensation” table), and

•	lump sum present value of pension under the Company’s qualified and non-qualified pension arrangements (see “Present Value of Accumulated Benefit” column in the “Pension Benefits” table).

ITEM 3 — APPROVAL OF THE 2012 OMNIBUS STOCK COMPENSATION PLAN

As described in the “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis” section of this proxy statement, recent stock-based compensation awards have been made by the Compensation and Management Development Committee of the Board under the 2007 Omnibus Long-Term Compensation Plan (the “2007 Omnibus Plan”). The shares available under the 2007 Omnibus Plan are expected to be exhausted during 2012, and the Board requests that stockholders approve at the 2012 Annual Meeting a new 2012 Omnibus Stock Compensation Plan (the “2012 Omnibus Plan”). The 2012 Omnibus Plan will become effective as of the date it is approved by the stockholders.

We currently maintain the 2002 Omnibus Long-Term Compensation Plan and the 2007 Omnibus Plan, which we collectively refer to as the “Prior Plans.” As of December 31, 2011, there were 1,475,922 shares of our common stock reserved and available for future awards under the Prior Plans. If the stockholders approve the 2012 Omnibus Plan, all future stock and stock-based awards to our employees, officers, and directors will be made from the 2012 Omnibus Plan, and we will not grant any additional awards under the Prior Plans.

As of December 31, 2011, all of our approximately 10,000 employees, officers, and directors would have been eligible to participate in the 2012 Omnibus Plan.

A summary of the 2012 Omnibus Plan is set forth below. This summary is qualified in its entirety by the full text of the 2012 Omnibus Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2012 Omnibus Plan

Purpose.    The purpose of the 2012 Omnibus Plan is to promote the Company’s success by linking the personal interests of our employees, officers, and directors to those of our stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards.    The 2012 Omnibus Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of our common stock, which may be nonqualified stock options or incentive stock options under the Internal Revenue Code;

•	stock appreciation rights (“SARs”), which give the holder the right to receive the difference between the fair market value per share of our common stock on the date of exercise over the grant price;

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture;

•

restricted or deferred stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award notice) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

•	performance awards, which are payable in stock upon the attainment of specified performance goals;

•

dividend equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying such award; and

•	other stock-based awards, including unrestricted stock grants.

Shares Available for Awards.    Subject to adjustment as provided in the 2012 Omnibus Plan (including the provision that counts all awards other than options and SARs as 2.5 shares for every share covered by the award), the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2012 Omnibus Plan is 10 million, which will consist of a number of shares not previously authorized for issuance under any other plan. Shares subject to awards granted under the Prior Plans or 2012 Omnibus Plan that expire, are cancelled, forfeited or otherwise terminated, or that are settled in cash instead of any shares, will be added to the shares available under the 2012 Omnibus Plan. Shares granted to persons who become Eastman employees as a result of a merger or acquisition and to substitute for stock awards that they hold from their prior employer (“substitute awards”) will not be counted against the shares available for issuance under the 2012 Omnibus Plan.

The Company’s common stock is traded on the New York Stock Exchange. The last reported sales price of the Company’s common stock as of March [    ], 2012 was $[            ] per share.

Limitations on Individual Awards.    The maximum aggregate number of shares of our common stock subject to stock-based awards granted under the 2012 Omnibus Plan in any taxable year of Eastman to any one participant is as follows:

Type of Award	Shares
Options	400,000
Stock Appreciation Rights	400,000
Restricted Stock or Stock Units	250,000
Performance Awards	250,000
Other Stock-Based Awards	250,000

Administration.    Except with respect to non-employee directors, the 2012 Omnibus Plan will be administered by the Compensation and Management Development Committee of the Board. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms, and conditions thereof; establish, adopt, or revise any rules and regulations as it may deem advisable to administer the 2012 Omnibus Plan; and make all other decisions and determinations that may be required under the 2012 Omnibus Plan. For awards to non-employee directors, the Nominating and Corporate Governance Committee will administer the 2012 Omnibus Plan. The Board may at any time administer the 2012 Omnibus Plan. If it does so, it will have all the powers of the Compensation and the Nominating and Corporate Governance Committees under the 2012 Omnibus Plan. Only those members of the Board who meet applicable independence requirements can participate in administration of the plan.

Grants to Non-Employee Directors.    The 2012 Omnibus Plan provides for the grant of awards to our non-employee directors according to the parameters of a separate subplan, program, or policy for the compensation on non-employee directors as in effect from time to time. Any shares issued pursuant to such separate plan would come from the 2012 Omnibus Plan. The Nominating and Corporate Governance Committee is not authorized to make other discretionary grants to non-employee directors under the 2012 Omnibus Plan.

Stock Options and SARs.    The exercise price of any stock option or SAR granted under the 2012 Omnibus Plan may not be less than 100 percent of the fair market value per share of the common stock covered by the option or SAR on the date the option or SAR is granted. Fair market value is the closing price per share of our common stock as reported by the New York Stock Exchange on the date on which such value is to be determined (or if that date is not a trading day, on the immediately preceding trading day). Options and SARs may be exercised at the times specified by the Compensation Committee. The Compensation Committees may allow for the purchase price of an option to be paid in cash, shares of our common stock or other property, by having us withhold shares from the option sufficient to pay the exercise price, or by exercising in a broker-assisted transaction.

Minimum Vesting Requirements.    Except in the case of substitute awards or awards granted as an inducement to join the Company as a new employee to replace forfeited awards from a former employer, any “full-value” award (generally defined as an award, other than an option or stock appreciation right, that is valued on the basis of our common stock) granted under the 2012 Omnibus Plan to an employee or officer will either

(i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, the Compensation Committee may permit acceleration of vesting of such awards in the event of the participant’s death, disability, or retirement, or upon the occurrence of a change in control. The minimum vesting restrictions will not apply with respect to a maximum of 5% of the authorized shares under the 2012 Omnibus Plan.

Performance Goals.    All options and SARs granted under the 2012 Omnibus Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Internal Revenue Code Section 162(m). The Compensation Committee may designate any other award granted under the 2012 Omnibus Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, departments, or function within the Company or an affiliate:

•	Net earnings or net income (before or after taxes);

•	Earnings per share;

•	Net sales or revenue growth;

•	Net operating profit;

•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

•	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

•	Earnings before or after taxes, interest, depreciation, and/or amortization;

•	Gross or operating margins;

•	Productivity ratios;

•	Share price (including, but not limited to, growth measures and total stockholder return);

•	Expense targets;

•	Margins;

•	Operating efficiency;

•	Market share

•	Customer satisfaction;

•	Working capital targets;

•	Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

•	Operating earnings.

The Compensation Committee must establish such goals within 90 days after the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. The Compensation Committee may provide, at the time the performance goals are established, that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year or in the quarterly report on Form 10-Q for the applicable quarter; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

Limitations on Transfer; Beneficiaries.    While awards are generally not assignable or transferable by a participant other than by will or the laws of descent and distribution, the Compensation Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards.

Treatment of Awards upon Termination of Service.    Unless otherwise provided in an award notice, upon the termination of a participant’s service for a reason other than death, disability, retirement, or any other approved reason, all unexercised, unearned, and/or unpaid awards, including awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on such awards will be canceled or forfeited. Subject to limitations applicable to certain qualified performance-based awards, the Compensation Committee has the authority to promulgate rules and regulations to (i) determine what events constitute retirement or termination for an approved reason for purposes of the 2012 Omnibus Plan, and (ii) determine the treatment of a participant under the 2012 Omnibus Plan in the event of such participant’s death, disability, retirement, or termination for an approved reason.

Treatment of Awards upon a Change in Ownership.    Unless otherwise provided by the Compensation Committee, if Eastman experiences a change in control that results in Eastman stock ceasing to be publicly traded (a “change in ownership”), the following will occur:

•

all of the conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid and/or deferred awards, or any other outstanding award, will lapse and such awards will become immediately vested as of the effective date of the change in ownership;

•

all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, will be treated and paid in the identical manner and time as the award with respect to which such dividends or dividend equivalents have been credited; and

•

the payout opportunities attainable under all outstanding performance awards will vest based on target or actual performance (depending on the time during the performance period in which the change in ownership occurs) and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.

Treatment of Awards upon a Change in Control.    Unless otherwise provided by the Compensation Committee, upon a participant’s termination of employment within two years after the effective date of a change in control other than termination due to (i) death, (ii) disability, (iii) cause, (iv) resignation other than (A) resignation from a declined reassignment to a job that is not reasonably equivalent in responsibility or compensation, or that is not in the same geographic area, or (B) resignation within thirty (30) days following a reduction in base pay, or (v) retirement entitling the participant to benefits under his or her employer’s retirement plan, then:

•

all of the conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid and/or deferred awards, or any other outstanding award, will lapse and such awards will become immediately vested as of the effective date of the change in ownership;

•

all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, will be treated and paid in the identical manner and time as the award with respect to which such dividends or dividend equivalents have been credited; and

•

the payout opportunities attainable under all outstanding performance awards will vest based on target or actual performance (depending on the time during the performance period in which the change in ownership occurs) and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.

Forfeiture Events.    The Compensation Committee may specify in an award notice that the participants’ rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, including, but not limited to, termination of employment for cause, violation of Company policies, breach of applicable non-competition, confidentiality or other restrictive covenants, or other conduct by the participant that is detrimental to the business or reputation of the Company.

If we are required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement, awards granted under the 2012 Omnibus Plan will be subject to any applicable law or Company policy requiring reimbursement to the Company of certain incentive-based compensation.

Adjustments.    In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2012 Omnibus Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the 2012 Omnibus Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock-split, a stock dividend, or a combination or consolidation of the outstanding common stock into a lesser number of shares, the authorization limits under the 2012 Omnibus Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Termination and Amendment.    The Board may, at any time and from time to time, terminate or amend the 2012 Omnibus Plan, but if an amendment would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board may condition any amendment on the approval of stockholders for any other reason. No termination or amendment of the 2012 Omnibus Plan may, without the written consent of the participant, reduce or diminish the value of an award determined as if the award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

The Board or the Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing and Reloading.    Outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option or SAR (i.e., an option or SAR having an exercise price in excess of the current market value of the underlying stock) for another award or for cash would be considered a repricing and would, therefore, require the prior consent of the Company’s stockholders. No option or SAR may include provisions that “reload” the option or SAR upon exercise or that extend the term of the SAR beyond what is the maximum period specified in the option or SAR.

Certain Federal Tax Consequences

Nonqualified Stock Options.    There will be no federal income tax consequences to the optionee or to us upon the grant of a nonqualified stock option under the 2012 Omnibus Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option will not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights.    A participant receiving a SAR under the 2012 Omnibus Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the fair market value of any underlying shares of common stock upon settlement and of any shares of common stock received will be ordinary income to the participant and we will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock.    Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted or Deferred Stock Units.    A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

Performance Awards.    A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted. Upon receipt of shares of stock or other property in settlement of a performance award, the fair market value of the stock or other property will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

Internal Revenue Code Section 409A.    The 2012 Omnibus Plan permits the grant of various types of incentive awards, which may or may not be exempt from Internal Revenue Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Awards that comply with the terms of the 2012 Omnibus Plan are designed to be exempt from the application of Section 409A. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

The above description of tax consequences is general in nature and does not purport to be complete. Moreover, statutory provisions and the rules and regulations promulgated thereunder are subject to change, as are their interpretations, and their application may vary in individual circumstances. Additionally, the consequences under applicable state and local income tax laws, rules and regulations may not be the same as under federal income tax laws, rules and regulations.

Benefits to Named Executive Officers and Others

No awards may be granted under the 2012 Omnibus Plan until it becomes effective upon approval by stockholders. Awards will be made to employees at the discretion of the Compensation Committee or pursuant to delegated authority or to non-employee directors under the terms of a separate plan, program, or policy approved by the Board under the 2012 Omnibus Plan. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2012 Omnibus Plan in the future.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued under all of our equity compensation plans as of December 31, 2011.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	3,974,400	$30	1,475,922
Equity compensation plans not approved by stockholders	—	—	—

Total	3,974,400	$30	1,475,922

Since December 31, 2011, 945,667 shares were paid out under performance shares previously awarded for the 2009-2011 performance period above the “target” levels from the shares in column “(c)” of the table above. No additional shares will be awarded under the Prior Plans other than those that may be issued upon exercise of already outstanding options indicated in column “(a)” of the table above and shares that may be issued upon payout of previously awarded performance shares and restricted stock units from the shares in column “(c)” of the table above.

The Board of Directors recommends that you vote “FOR” approval of the 2012 Omnibus Stock Compensation Plan.

ITEM 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has retained PricewaterhouseCoopers LLP to serve as independent auditors for the year ending December 31, 2012.

PricewaterhouseCoopers LLP also served as the Company’s independent auditors for the years ended December 31, 2011 and 2010, and has billed the Company the following amounts for fees and related expenses for professional services rendered during 2011 and 2010:

Audit Fees:      $4.6 million, in the aggregate, for the year ended December 31, 2011 and $4.9 million, in the aggregate, for the year ended December 31, 2010 for professional services rendered for the audits of the consolidated financial statements of the Company (including the audit of internal controls over financial reporting), statutory and subsidiary audits, issuance of comfort letters, and assistance with review of documents filed with the SEC.

Audit-Related Fees:      $72,000, in the aggregate, for the year ended December 31, 2011 and $72,000, in the aggregate, for the year ended December 31, 2010 for assurance and related services, including employee benefit plan audits, other audit procedures, and consultations concerning financial accounting and reporting standards. In addition, various employee benefit plans were billed for fees and related expenses of $196,000 for 2011 and $203,000 for 2010 for audits of their plan financial statements by PricewaterhouseCoopers LLP.

Tax Fees:      $1.2 million, in the aggregate, for the year ended December 31, 2011 and $1.2 million, in the aggregate, for the year ended December 31, 2010 for services related to tax compliance, including expatriate tax services and preparation of tax returns and claims for refunds, tax planning and tax advice, assistance with respect to tax audits, and requests for rulings for technical advice from tax authorities.

All Other Fees:      $24,350, in the aggregate, for the year ended December 31, 2011 and $17,750, in the aggregate, for the year ended December 31, 2010 for all services other than those covered above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.” “All Other Fees” for 2011 and 2010 were for services related to technology access and conference fees.

All audit and non-audit services provided to the Company by the independent auditors are pre-approved by the Audit Committee or in certain instances by the Chair of the Audit Committee pursuant to delegated authority. At the beginning of each year, the Audit Committee reviews and approves all known audit and non-audit services and fees to be provided by and paid to the independent auditors. During the year, specific audit and non-audit services or fees not previously approved by the Audit Committee are approved in advance by the Audit Committee or by the Chair of the Audit Committee pursuant to delegated authority. In addition, during the year the Chief Financial Officer and the Audit Committee monitor actual fees to the independent auditors for audit and non-audit services.

The stockholders are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of PricewaterhouseCoopers LLP is expected to attend the meeting and will have the opportunity to make a statement on behalf of the firm if he desires to do so. The representative is also expected to be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that you vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors.

ITEM 5 — APPROVAL OF AMENDMENTS TO CERTIFICATE OF INCORPORATION TO

ELIMINATE CERTAIN SUPERMAJORITY STOCKHOLDER VOTING PROVISIONS

The Company’s Bylaws currently provide that actions to be taken by stockholders of the Company require approval of a majority of the votes cast (or a “simple majority”), except as may otherwise be required by Delaware law or by the Company’s Certificate of Incorporation or Bylaws. In addition to the requirements under Delaware law for approval by more than a majority vote (a “supermajority vote”), the Company’s Certificate of Incorporation and Bylaws also require a supermajority stockholder vote for the following:

•	stockholder-proposed amendments to the Bylaws (the Certificate of Incorporation and Bylaws require those amendments to be approved by the holders of 66-2/3% of our outstanding shares);

•

removal of directors elected to continuing classes with longer than one-year terms – that is, those directors who remain in Board classes until the Board is completely “declassified” beginning at our 2014 Annual Meeting of Stockholders (the Certificate of Incorporation requires a vote of the holders of 66-2/3% of our outstanding shares to remove those directors); and

•

approval by creditors and stockholders of a compromise or arrangement in the event of dissolution or insolvency of Eastman (the Certificate of Incorporation requires agreement of three-fourths in value of Eastman’s creditors and stockholders for that approval).

Management and the Board continue to believe that the supermajority provisions contained in the Company’s Certificate of Incorporation and Bylaws are appropriate, and that there are a number of reasons to require a broad consensus of stockholders in order to amend key governance provisions of the Company’s Bylaws. The Company is committed, however, to sound corporate governance practices and is mindful of the approval at our 2011 Annual Meeting of Stockholders by the holders of a majority of shares outstanding of a nonbinding stockholder proposal that requested that the Board of Directors take the necessary steps to eliminate the supermajority provisions of our charter documents. Following careful consideration of the implications of that stockholder proposal, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, has determined that it is appropriate to propose amendments to the Company’s Certificate of Incorporation that would eliminate the supermajority stockholder voting provisions of our charter documents that are not required by Delaware law.

The proposed amendments would result in the following revisions of Eastman’s Certificate of Incorporation:

•

the provision of the Certificate of Incorporation that requires the approval of 66-2/3% of our outstanding shares for stockholder-proposed amendments to our Bylaws would be changed to require a majority of the votes cast on the proposal;

•

the provision of the Certificate of Incorporation that requires the approval of 66-2/3% of our outstanding shares for the removal of a director with a term longer than one year would be changed to require a majority of the outstanding shares, which is the minimum voting requirement for removal of directors under Delaware law; and

•	the provision of our Certificate of Incorporation relating to the vote required for compromises or arrangements in the event of dissolution or insolvency would be eliminated in its entirety.

The text of the proposed amendments to the Company’s Certificate of Incorporation and a corresponding amendment that would made to the Bylaws, each marked to show the proposed changes, are attached as Appendix B to this proxy statement. If approved by stockholders, the proposed amendments to the Certificate of Incorporation, and related amendments to the Bylaws, will become effective upon filing a certificate of amendment to the Certificate of Incorporation with the Secretary of State of Delaware. We anticipate that this filing would be made as promptly as reasonably practicable following the 2012 Annual Meeting.

The Board of Directors recommends that you vote “FOR” adoption of this proposal to approve amendments to the Certificate of Incorporation to eliminate certain supermajority stockholder voting provisions.

ITEM 6 — ADVISORY VOTE ON STOCKHOLDER PROPOSAL REQUESTING THAT THE BOARD TAKE STEPS NECESSARY TO PERMIT STOCKHOLDERS

TO ACT BY WRITTEN CONSENT

Stockholder Ray T. Chevedden, 5965 South Citrus Avenue, Los Angeles, California 90043, owner of 200 shares of Eastman common stock, has given notice that he intends to submit the following proposal and supporting statement:

6 – Shareholder Action by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting (to the fullest extent permitted by law). This includes written consent regarding issues that our board is not in favor of.

This proposal topic won majority shareholder support at 13 major companies in 2010. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in place of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A study by Harvard professor Paul Gompers supports the concept that shareholder dis-empowering governance features, including restrictions on shareholder ability to act by written consent, are significantly related to reduced shareholder value.

In response to our vote in favor of 10% of shareholders to be able to call a special meeting, our company adopted a shareholder ability to call a special meeting that required 2.5-times as many shareholders to call a special meeting.

The merit of this proposal should also be considered in the context of the opportunity for additional improvement in our company’s 2011 reported corporate governance in order to more fully realize our company’s potential:

The Corporate Library, an independent investment research firm said there were concerns about our executive pay. Long-term incentive pay for our executives consisted of performance shares and time-based market-priced stock options. Any equity pay given for long-term incentives should include performance-vesting features.

Moreover, while the performance shares covered a three-year period, performance was measured annually. One-year performance periods are the antithesis of long-term incentive awards. Finally, our CEO was potentially entitled to $17 million if there is a change in control.

Director David Raisbeck was designated a “flagged (problem) director” by The Corporate Library for his Armstrong Holdings directorship leading up to bankruptcy. Director Michael Connors was also designated a “flagged (problem) director” for his Dex One Corporation directorship leading up to bankruptcy. Directors Raisbeck, Connors and Stephen Demeritt received our highest negative votes and were nonetheless allowed to have the majority of seats on our Executive Pay and Nomination Committees.

Our board was the only significant directorship for 6 of our outside directors. This could indicate a significant lack of current transferable director experience for half of our directors. Our 2011 annual meeting was finished in 15-minutes.

Please encourage our board to respond positively to this proposal to support improved corporate governance and financial performance: Shareholder Action by Written Consent — Yes on 6.

Response of the Company

The Board of Directors has carefully considered the proposal that the Board take actions to permit stockholders to act by written consent and believes that it is unnecessary and not in the best interests of the Company or its stockholders.

Stockholder action by written consent would enable the holders of a majority of shares to take action other than at an annual or special meeting. Only approximately 28% of Fortune 500 companies allow stockholders to act by written consent. Allowing stockholder action by written consent would make it possible for a small group of large, self-interested stockholders to take important actions without the involvement of, and with little or no advance notice to, the Company or other stockholders, including actions that may be self-interested transactions, or otherwise may not be in the long-term best interests of the Company and its stockholders. Allowing actions in this manner would also have the effect of denying all stockholders the right to present their opinions on a proposal to the Board, and neither stockholders nor the Board would have an opportunity to discuss the merits of the proposal and vote on the proposed action. We believe this disenfranchisement of stockholders and circumvention of the usual process of deliberation at a meeting is contrary to principles of openness and good governance.

The Board believes that taking action at a meeting at which all stockholders have an opportunity to discuss a proposed action and vote their shares is the most appropriate manner in which a corporation should act. In furtherance thereof, and in order to provide our stockholders an additional opportunity to raise appropriate issues for the Company to consider and on which all stockholders can vote, at Eastman’s 2010 Annual Meeting of Stockholders our Board recommended, and our stockholders approved, amendments to the Company’s Certificate of Incorporation and Bylaws to permit holders of 25% or more of the outstanding shares of common stock to call special meetings of stockholders. Allowing stockholders to call special meetings provides appropriate access for stockholder issues to be considered and acted upon, but prevents the solicitation of conflicting or duplicative consents, which could result in confusion and inconsistency in implementation, and provides the appropriate mechanism for stockholder action without sacrificing the right of all stockholders to participate in decision making. The Board believes that stockholder democracy would be undermined if some stockholders were permitted to bypass this process and act through the written consent process. Moreover, requiring that all proposals be voted on at a meeting guards against abusive actions by individual stockholders that may be damaging to long-term stockholder interests.

In addition, the Board believes that adopting this proposal is unnecessary given the Company’s demonstrated commitment to corporate governance policies that are in the best interests of the Company. The Board regularly reviews the Company’s governance structure, policies and practices, and makes changes that it determines to be in the best interests of the Company and its stockholders. Recent changes include:

•	the implementation of majority voting in the election of directors,

•	the repeal of the Company’s stockholder rights plan,

•	the declassification of the Board of Directors,

•	the aforementioned actions permitting stockholders to call special meetings, and

•	the current proposal (in Item 5 of this proxy statement) that stockholders approve amendments to the Company’s Certificate of Incorporation to remove certain supermajority voting requirements.

The Board believes that the existing requirement that stockholder actions be taken at a meeting in which all stockholders may participate in a meaningful way is the best and most appropriate governance practice.

The Board of Directors recommends that you vote “AGAINST” this proposal.

APPENDIX A

PROPOSED EASTMAN CHEMICAL COMPANY

2012 OMNIBUS STOCK COMPENSATION PLAN

EASTMAN CHEMICAL COMPANY

2012 Omnibus Stock Compensation Plan

ARTICLE 1

PURPOSE

1.1. GENERAL.    The purpose of the Eastman Chemical Company 2012 Omnibus Stock Compensation Plan (the “Plan”) is to promote the success, and enhance the value, of Eastman Chemical Company (the “Company”), by linking the personal interests of employees, officers, and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS.    When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, or Other Stock-Based Award awarded or granted to a Participant under the Plan.

(c) “Award Notice” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Notices may be in the form of individual award notices, agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Notices, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the 1934 Act.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Notice, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(g) “Change in Control” means and includes the occurrence of any one of the following events:

(i) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of Stock or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h) “Change in Ownership” means a Change in Control that results directly or indirectly in the Stock (or the stock of any successor to the Company received in exchange for Stock) ceasing to be publicly traded in a national securities market.

(i) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision, and will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or Internal Revenue Service.

(j) “Committee” means the committee or committees of the Board described in Article 4.

(k) “Company” means Eastman Chemical Company, a Delaware corporation, or any successor corporation.

(l) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the following cases: (ii) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee for executive officers, or the Committee’s delegate for other employees, and any determination by the Committee or the Committee’s delegate shall be final and conclusive.

(m) “Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

(n) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares of Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(o) “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee for executive officers and directors, or the Committee’s delegate for other employees, and may be supported by the advice of a physician competent in the area to which such Disability relates.

(p) “Dividend Equivalent” means a right granted to a Participant under Article 12.

(q) “Effective Date” has the meaning assigned such term in Section 3.1.

(r) “Eligible Participant” means an employee, officer, or director of the Company or any Affiliate.

(s) “Exchange” means the New York Stock Exchange or any national securities exchange on which the Stock may from time to time be listed or traded.

(t) “Fair Market Value” means the closing sales price per share of Stock on the Exchange on which Stock has the highest trading volume on the Grant Date or any other date for which the value of Stock must be determined under the Plan or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported.

(u) “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock.

(v) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(w) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision.

(x) “Independent Director” means a member of the Board of Directors who qualifies at any given time as an “independent” director under applicable Exchange requirements, a “non-employee” director under Rule 16b-3 of the 1934 Act, and an “outside” director under Section 162(m) of the Code.

(y) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(z) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(aa) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(bb) “Other Stock-Based Award” means a right, granted to a Participant under Article 13 that relates to or is valued by reference to Stock or other Awards relating to Stock.

(cc) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(dd) “Participant” means a person who, as an employee, officer, or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death or Disability of a Participant, the term “Participant” refers to the Participant’s estate or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(ee) “Performance Award” means an Award under Article 10 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

(ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(gg) “Plan” means this Eastman Chemical Company 2012 Omnibus Stock Compensation Plan, as amended from time to time.

(hh) “Prior Plans” means the Company’s 2002 and 2007 Omnibus Long-Term Compensation Plans and 2002, 2007, and 2008 Director Long-Term Compensation Plans.

(ii) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Measures as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(jj) “Qualified Business Measures” means one or more of the business measures listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(kk) “Repricing” means, with respect to an Option or Stock Appreciation Right, any of the following: (i) the lowering of the exercise price after the Grant Date; (ii) the taking of any other action that is treated as a repricing under generally accepted accounting principles; or (iii) the cancellation of the Option or Stock Appreciation Right at a time when its exercise price (or, with respect to the Stock Appreciation Right, the

Fair Market Value of the Stock covered by the Stock Appreciation Right on the Grant Date) exceeds the Fair Market Value of the underlying Stock in exchange for any other Award or for cash, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

(ll) “Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(mm) “Restricted Stock Unit Award” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent Fair Market Value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(nn) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(oo) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 15, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 15.

(pp) “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(qq) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the excess of the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(rr) “Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(ss) “Taxable Year” means the fiscal period used by the Company for reporting taxes on its income under the Code

(tt) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(uu) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE.    The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).

3.2. TERMINATION OF PLAN.    The Plan shall terminate on the fifth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of this Plan.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE.    The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist solely of Independent Directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. If any members of the Committee do not qualify as Independent

Directors, such members shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation and Management Development Committee of the Board is designated as the Committee to administer the Plan; provided that in the case of Awards to Non-Employee Directors, the Nominating and Corporate Governance Committee of the Board is designated as the Committee to administer the Plan with respect to such Awards. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board; provided, however, that only those directors who qualify as Independent Directors shall act as the Board for this purpose. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE.    For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Notice and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan.

4.3. AUTHORITY OF COMMITTEE.    Except as provided in Section 4.1 and 4.5 hereof, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, subject to and in accordance with Section 5.5 and Article 11 or 14;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Notice, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Notice as provided herein;

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan;

(n) Establish or verify the extent of satisfaction of any performance goals with respect to Performance Awards or Qualified Performance-Based Awards, or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(o) Prescribe and amend the terms of the Award Notice or other documents evidencing Awards made under this Plan (which need not be identical);

(p) Determine whether, and the extent to which, adjustments are required pursuant to Article 15;

(q) Interpret and construe this Plan, any subplans, programs and policies under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any provisions for the benefit of the Company; and

(r) Make all other determinations deemed necessary or advisable for the administration of this Plan.

Notwithstanding the foregoing, Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a subplan to this Plan, program, or policy for the compensation of Non-Employee Directors adopted by the Board as in effect from time to time, and the Committee may not make grants hereunder to Non-Employee Directors outside of the terms of such a subplan, program, or policy.

4.4. DELEGATION.

(a) Administrative Duties.    The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

(b) Special Committee.    The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5. AWARD NOTICES.    Each Award shall be evidenced by an Award Notice. Each Award Notice shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES.    Subject to adjustment as provided in Section 5.2 and Article 15, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 10,000,000, which shall consist of a number of Shares not previously authorized for issuance under any plan. When an award granted under a Prior Plan and denominated in Stock (or any portion thereof) expires, is cancelled, is forfeited or is otherwise terminated without the issuance of Shares, or is settled in cash or consideration other than Shares, then the Shares previously counted against the total number of Shares available for issuance or delivery under such Prior Plan on account of such award (or portion thereof) will be added to the total number of Shares available for issuance or delivery under this Plan. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 10,000,000.

5.2. SHARE COUNTING.    The number of Shares covered by an Award shall be counted against the Plan’s Share reserve as of the Grant Date; provided, however, that the Shares covered by each Full Value Award will be counted against the total number of Shares available for issuance or delivery under the Plan as 2.5 Shares for every one Share covered by such Award. The following rules shall apply for the purpose of determining the number of Shares remaining available for issuance under the Plan:

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards that are settled in cash or other property will again be available for issuance pursuant to Awards granted under the Plan.

(c) Substitute awards granted pursuant to Section 14.8 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(d) Notwithstanding the rest of this Section 5.2 the following Shares will not be added to the total number of Shares available or be made available again for issuance under this Plan: (i) Shares not issued or delivered as a result of the net settlement of an Option or Stock Appreciation Right; (ii) Shares delivered to or withheld by the Company to pay the exercise price of or the withholding taxes with respect to an Award; and (iii) shares repurchased on the open market with the proceeds from the payment of the exercise price of an Option.

5.3. STOCK DISTRIBUTED.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS.    Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):

(a) Options.    The maximum aggregate number of Shares subject to Options granted under the Plan in any Taxable Year to any one Participant shall be 400,000.

(b) SARs.    The maximum number of Shares subject to Stock Appreciation Rights granted under the Plan in any Taxable Year to any one Participant shall be 400,000.

(c) Restricted Stock or Restricted Stock Units.    The maximum aggregate grant of performance-based Awards of Restricted Stock or Restricted Stock Units under the Plan in any Taxable Year to any one Participant shall be 250,000.

(d) Performance Awards.    The maximum aggregate number of Shares that a Participant may receive in any Taxable Year under a Performance Award under the Plan shall be 250,000 Shares, determined as of the date of vesting or payout, as applicable.

(e) Other Stock-Based Awards.    The maximum aggregate grant with respect to Other Stock-Based Awards under the Plan in any Taxable Year to any one Participant shall be 250,000 Shares.

5.5. MINIMUM VESTING REQUIREMENTS.    Except in the case of substitute Awards granted pursuant to Section 14.8 or Awards granted as an inducement to join the Company or an Affiliate as a new employee to replace forfeited awards from a former employer, Full-Value Awards granted under the Plan to an employee or officer shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, (i) the minimum-vesting restrictions of this Section 5.5 shall not apply with respect to a maximum of 5% of the Shares authorized to be issued under the Plan, and (ii) the Committee may permit acceleration of vesting of any Full Value Awards in the event of the Participant’s death, Disability, or retirement, or a Change in Control.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL.    Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are employees of an Affiliate may only be granted Options or SARs to the extent that the Affiliate is part of: (i) the Company’s controlled group of corporations, or (ii) a trade or business under common control with the Company, as of the Grant Date, as determined within the meaning of Code Section 414(b) or 414(c), and substituting for this purpose ownership of at least 50% (or 20% in the case of an Option or SAR granted to an employee of a joint venture partner based on “legitimate business criteria” within the meaning of Code Section 409A), of the Affiliate to determine the members of the controlled group of corporations and the entities under common control.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE.    The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.8) shall not be less than the Fair Market Value as of the Grant Date.

(b) PROHIBITION ON REPRICING OR RELOADING.    The Committee is prohibited from Repricing any Option without the prior approval of the stockholders of the Company with respect to the proposed Repricing. No Option may include provisions that “reload” the Option upon exercise or that extend the term of the Option beyond what is the maximum period specified in the Plan and/or Award Notice.

(c) TIME AND CONDITIONS OF EXERCISE.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d) PAYMENT.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “brokered or other cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(e) EXERCISE TERM.    The term of each Option shall be fixed by the Committee but shall not exceed 10 years; provided that the Committee may provide for a longer term to accommodate regulations in non-U.S. jurisdictions that require a minimum exercise or vesting period following a Participant’s death to achieve favorable tax results or comply with local law.

(f) NO DEFERRAL FEATURE.    No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Option, or the time the Stock acquired pursuant to the exercise of the Option first becomes substantially vested.

(g) OTHER TERMS.    All Options shall be evidenced by an Award Notice. Subject to the limitations of this Article 7, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Option shall be determined by the Committee at the time of the grant of the Option and shall be reflected in the Award Notice.

7.2. INCENTIVE STOCK OPTIONS.    The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option. Options that are intended to qualify as Incentive Stock Options shall, by their terms, be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any Parent or Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose any conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a Plan Year exceed the Limitation Amount, the excess Options shall be treated as Nonstatutory Stock Options to the extent permitted by law.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS.    The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) STAND-ALONE AND TANDEM STOCK APPRECIATION RIGHTS.    Stock Appreciation Rights granted under the Plan may, in the discretion of the Committee, be granted either alone or in tandem with an Option granted under the Plan.

(b) RIGHT TO PAYMENT.    Upon the exercise of a SAR, the Participant to whom it is granted has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the SAR as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.

Shares of Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

(c) PROHIBITION ON REPRICING OR RELOADING.    The Committee is prohibited from Repricing any SAR without the prior approval of the stockholders of the Company with respect to the proposed Repricing. No SAR may include provisions that “reload” the SAR upon exercise or that extend the term of the SAR beyond what is the maximum period specified in the Plan and/or Award Notice.

(d) EXERCISE TERM.    The term of each SAR shall be fixed by the Committee but shall not exceed 10 years; provided that the Committee may provide for a longer term to accommodate regulations in non-U.S. jurisdictions that require a minimum exercise or vesting period following a Participant’s death to achieve favorable tax results or comply with local law.

(e) NO DEFERRAL FEATURE.    No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise of the SAR, or the time any Stock acquired pursuant to the exercise of the SAR first becomes substantially vested.

(f) OTHER TERMS.    All SARs shall be evidenced by an Award Notice. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Notice.

ARTICLE 9

RESTRICTED STOCK, RESTRICTED STOCK UNITS

AND DEFERRED STOCK UNITS

9.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS.    The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Notice setting forth the terms, conditions, and restrictions applicable to the Award.

9.2. ISSUANCE AND RESTRICTIONS.    Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Notice or any special Plan document governing an Award, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units or Deferred Stock Units. Unless otherwise provided in the applicable Award Agreement, Awards of Restricted Stock will be entitled to full dividend rights, and any dividends paid thereon will be paid or distributed to the holder no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to stockholders, or (ii) the first calendar year in which the Participant’s right to such dividends is no longer subject to a substantial risk of forfeiture.

9.3. FORFEITURE.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.4. DELIVERY OF RESTRICTED STOCK.    Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1. GRANT OF PERFORMANCE AWARDS.    The Committee is authorized to grant Performance Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Notice or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2. PERFORMANCE GOALS.    The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate, and may relate to relative performance as compared to an outside reference or peer group. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant equivalent in value to all or a portion of the Shares covered by the award, as determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

10.3. RIGHT TO PAYMENT.    The grant of a Performance Award to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares if the performance goals established by the

Committee are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number or value of the Performance Awards that will be paid to the Participant.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS.    The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

11.2. OTHER AWARDS.    When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award, within the time period prescribed by Section 162(m) of the Code, based on one or more of the following Qualified Business Measures, which performance goals may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate. Qualified Business Measures include any of the following:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales or revenue growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total stockholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share;

(o) Customer satisfaction;

(p) Working capital targets;

(q) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

(r) Operating Earnings.

11.3. PERFORMANCE GOALS.    Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Measures, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Subject to Section 5.5, performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period.

Performance goals with respect to the foregoing Qualified Business Measures may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or index that ceases to exist as a separate entity during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a Qualified Business Measure and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a Qualified Business Measure).

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE MEASURES.    The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year or in the quarterly report on Form 10-Q for the applicable quarter, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements for deductibility under Section 162(m) of the Code.

11.5. CERTIFICATION OF PERFORMANCE GOALS.    Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Measures or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.6. AWARD LIMITS.    Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS.    The Committee is authorized to grant Dividend Equivalents to Participants with respect to Awards other than Options or Stock Appreciation Rights. Dividend Equivalents shall be subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested. Unless otherwise provided in the applicable Award Agreement, Dividend Equivalents will be paid or distributed no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to stockholders, or (ii) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture.

Notwithstanding the foregoing, Dividend Equivalents with respect to any Performance Award or Qualified Performance-Based Award shall not be payable unless and until the Award ceases to be subject to a substantial risk of forfeiture.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, debt securities convertible or exchangeable into Shares, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. PAYMENT OF AWARDS.    Payment of Awards shall be made in Stock, except that in special circumstances where deemed necessary or expedient, the Committee may in its discretion provides that an Award may be settled in cash or any other form of property, or a fixed combination of Stock or cash or other property as provided in the Award Notice. The amount of cash or other property payable with respect to an Award shall be determined based on the Fair Market Value as of the date of payment of the Shares subject to the Award. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee; provided, however, that no payment of Awards shall be made earlier than the first date that such payment may be made without causing the Participant to incur an excise tax under Section 409A of the Code.

14.2. LIMITS ON TRANSFER.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.3. STOCK TRADING RESTRICTIONS.    All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.4. FORFEITURE UPON TERMINATION OF SERVICE.    If a person’s Continuous Status as a Participant terminates for a reason other than death, Disability, retirement, or any other approved reason, all unexercised, unearned, and/or unpaid Awards, including without limitation, Awards earned but not yet paid, all unpaid dividends and Dividend Equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the applicable Award Notice provides otherwise. Subject to Sections 11.3 and 17.3, the Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute retirement or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of such Participant’s death, Disability, retirement or termination for an approved reason.

14.5. CHANGE IN OWNERSHIP.

(a) Vesting and Lapse of Restrictions.    Upon a Change in Ownership, (i) the terms of this Section 14.5 shall immediately become operative, without further action or consent by any person or entity, (ii) all of the conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid and/or deferred Awards, or any other outstanding Award, shall immediately lapse as of effective date of the Change in Ownership; (iii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any Awards on or after such date, and in no event shall an Award be forfeited on or after such date; and (iv) subject to Section 14.5(c) below, all unexercised, unvested, unearned and/or unpaid Awards, or any other outstanding Awards, shall automatically become one hundred percent (100%) vested as of the effective date of the Change in Ownership. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Notice. To the extent that this provision causes Incentive Stock Options to exceed the Limitation Amount (as set forth in Section 7.2, the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Dividends and Dividend Equivalents.    Upon a Change in Ownership, all unpaid dividends and Dividend Equivalents and all interest accrued thereon, if any, shall be treated and paid under this Section 14.5 in the identical manner and time as the Award with respect to which such dividends or dividend equivalents have been credited. For example, if upon a Change in Ownership, an Award under this Section 14.5 is to be paid in a prorated fashion, all unpaid dividends and Dividend Equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

(c) Treatment of Performance Awards.    If a Change in Ownership occurs during the term of one or more performance periods under outstanding Performance Awards (“current performance periods”) the term of each current performance period shall be treated as terminating upon the date of the Change in Ownership, and for each such current performance period and each completed performance period for which the Committee has not on or before such date made a determination as to whether and to what degree the performance objectives for such period have been attained (hereinafter a “completed performance period”), the payout opportunities shall be deemed to have been met as of the Change in Ownership based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Ownership occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, calculated as of the end of the last calendar quarter prior to the Change in Ownership, if the Change in Ownership occurs during the second half of the applicable performance period. If a Participant is participating in one or more performance periods, he or she shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Performance Awards for each such performance period, calculated as set forth above. Such prorated portion shall be determined based on the total number of whole and partial months (with each partial month being treated as a whole month that have elapsed as of the Change in Ownership since the beginning of the performance period, divided by the total number of months in such performance period.

(d) Valuation and Payment of Awards.    Upon a Change in Ownership, each Participant, whether or not still employed by the Company or an Affiliate, shall be paid, in a single lump-sum cash payment, as soon as practicable but not later than seventy-five (75) days after the effective date of the Change in Ownership (unless a later date is required by Section 17.3 hereof)), the value of all of such Participant’s outstanding and/or deferred Awards (including those earned as a result of the application of Section 14.5(c) above). The cash-out value of Awards for purposes of this Section 14.5 shall be determined based on the Fair Market Value of the Shares as of the date of the Change in Ownership of the Shares subject to such Awards.

(e) Legal Fees.    The Company shall pay all reasonable legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right such Participant may be entitled to under the Plan after a Change in Ownership; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

(f) Adjustment to Provisions.    Notwithstanding that a Change in Ownership has occurred, the Committee may elect to deal with Awards in a manner different from that contained in this Section 14.5, in which case the provisions of this Section 14.5 shall not apply and such alternate terms shall apply. Such Committee action shall be effective only if it is made by the Committee prior to the occurrence of an event that is a Change in Ownership or after such event if made by the Committee a majority of which is composed of directors who were members of the Board immediately prior to the event that is a Change in Ownership.

14.6. CHANGE IN CONTROL.

(a) Eligibility.    All Participants shall be eligible for the treatment afforded by this Section 14.6 if their employment or directorship terminates within two years following a Change in Control, unless the termination is due to (i) death, (ii) Disability, (iii) Cause, (iv) resignation other than (A) resignation from a declined reassignment to a job that is not reasonably equivalent in responsibility or compensation (as defined in the Company’s termination allowance plan, if any), or that is not in the same geographic area (as defined in the Company’s termination allowance plan, if any), or (B) resignation within thirty (30) days following a reduction in base pay, or (v) retirement entitling the Participant to benefits under his or her employer’s retirement plan.

(b) Vesting and Lapse of Restrictions.    If a Participant is eligible for treatment under this Section 14.6, (i) all of the conditions, restrictions, and limitations in effect on any of such Participant’s unexercised, unearned, unpaid and/or deferred Awards (or any other of such Participant’s outstanding Awards) shall immediately lapse as of the date of termination of employment or directorship; (ii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any of such Participant’s Awards on or after such date, and in no event shall any of such Participant’s Awards be forfeited on or after such date; and (iii) subject to Section 14.6(c) below, all of such Participant’s unexercised, unvested, unearned and/or unpaid Awards (or any other of such Participant’s outstanding Awards) shall automatically become one hundred percent (100%) vested immediately upon termination of employment or directorship. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Notice. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.

(c) Dividends and Dividend Equivalents.    All unpaid dividends and Dividend Equivalents and all interest accrued thereon, if any, shall be treated and paid under this Section 14.6 in the identical manner and time as the Award with respect to which such dividends or dividend equivalents have been credited. For example, if an Award is to be paid under this Section 14.6 in a prorated fashion, all unpaid dividends and Dividend Equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

(d) Treatment of Performance Awards.    If a Participant holding Performance Awards is terminated under the conditions above, the provisions of this Section 14.6 shall determine the manner in which such Performance Awards shall be paid to such Participant. For purposes of making such payment, each current performance period shall be treated as terminating upon the date of the Participant’s termination, and for each such current performance period and each completed performance period for which the Committee has not on or before such date made a determination as to whether and to what degree the performance objectives for such period have been attained, the payout opportunities shall be deemed to have been met as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, calculated as of the end of the last calendar quarter prior to the date of termination, if the termination occurs during the second half of the applicable performance period. If a Participant is participating in one or more performance periods, he or she shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Performance Awards for each such performance period, calculated as set forth above. Such prorated portion shall be determined based on the total number of whole and partial months (with each partial month being treated as a whole month) that have elapsed as of the date of termination since the beginning of the performance period, divided by the total number of months in such performance period.

(e) Valuation and Payment of Awards.    If a Participant is eligible for treatment under this Section 14.6, such Participant shall be paid, in a single lump-sum cash payment, as soon as practicable but not later than seventy-five (75) days after the date of such Participant’s termination (unless a later date is required by

Section 17.3 hereof), the value of all of such Participant’s outstanding and/or deferred Awards (including those earned as a result of the application of Section 14.6(c) above). The cash-out value of Awards for purposes of this Section 14.6 shall be determined based on the Fair Market Value of the Shares as of the date of termination of the Shares subject to such Awards.

(f) Legal Fees.    The Company shall pay all reasonable legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right such Participant may be entitled to under the Plan after a Change in Control; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

(g) Adjustment to Provisions.    Notwithstanding that a Change in Control has occurred, the Committee may elect to deal with Awards in a manner different from that contained in this Section 14.6, in which case the provisions of this Section 14.6 shall not apply and such alternate terms shall apply. Such Committee action shall be effective only if it is made by the Committee prior to the occurrence of an event that is a Change in Control or after such event if made by the Committee a majority of which is composed of directors who were members of the Board immediately prior to the event that is a Change in Control.

14.7. FORFEITURE EVENTS.

(a) The Committee may specify in an Award Notice that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for Cause, violation of material Company or Affiliate policies, breach of non-competition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

(b) Awards granted under the Plan are subject to any applicable law or Company policy requiring reimbursement to the Company of certain incentive-based compensation following an accounting restatement due to material non-compliance by the Company with any financial reporting requirement or due to other events or conditions.

14.8. SUBSTITUTE AWARDS.    The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. MANDATORY ADJUSTMENTS.    In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Share authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of Shares that may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each

Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2 DISCRETIONARY ADJUSTMENTS.    Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock in accordance with Section 14.1, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Section 162(m) of the Code where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3 GENERAL.    Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION.    The Board may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of the Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. AWARDS PREVIOUSLY GRANTED.    At any time and from time to time, the Board may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Notice, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Article 15, the exercise price of an Option or SAR may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3. COMPLIANCE AMENDMENTS.    Notwithstanding anything in the Plan or in any Award Notice to the contrary, the Board may amend the Plan or an Award Notice, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Notice to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17

GENERAL PROVISIONS

17.1. RIGHTS OF PARTICIPANTS.

(a) No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b) Nothing in the Plan, any Award Notice or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

(d) No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2. WITHHOLDING.    The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a) This Plan and the individual Awards granted under the Plan are intended to comply with any applicable requirements of Section 409A of the Code and shall be interpreted in accordance with such requirements. If any provision of the Plan conflicts with any applicable requirement of Section 409A of the Code, then that provision of the Plan shall be void and of no effect.

(b) Notwithstanding anything in the Plan or in any Award Notice to the contrary, to the extent that any amount or benefit that would constitute “nonqualified deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Notice by reason of the occurrence of a Change in Control, Change in Ownership, or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change in Control, Change in Ownership, Disability or separation from service meet the description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code. This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under the Plan or any Award Notice.

(c) Notwithstanding anything in Plan or in any Award Notice to the contrary, if any amount or benefit that would constitute “nonqualified deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Notice by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then if and to the extent necessary to comply with Section 409A of the Code:

(i) if the payment or distribution is payable in a lump sum, the Participant’s right to receive payment or distribution of such non-exempt deferred compensation will be delayed until earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service (subject to exceptions specified Section 409A of the Code); and

(ii) if the payment or distribution is payable over time, the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated and the Participant’s right to receive payment or distribution of such accumulated amount will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service (subject to exceptions specified in Section 409A of the Code), whereupon the accumulated amount will be paid or distributed to the Participant and the normal payment or distribution schedule for any remaining payments or distributions will resume.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Section 409A of the Code, provided, however, that, as permitted under Section 409A of the Code, the Company’s Specified Employees and its application of the six-month delay rule of Section 409A(a)(2)(B)(i) of the Code shall be determined in accordance with rules adopted by the Board, which shall be applied consistently with respect to all “nonqualified deferred compensation plans” of the Company, including this Plan.

17.4. UNFUNDED STATUS OF AWARDS.    The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Notice shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual.

17.5. RELATIONSHIP TO OTHER BENEFIT PLANS.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Furthermore, nothing contained in the Plan will be deemed in any way to limit or restrict the Company or any Affiliate from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

17.6. EXPENSES.    The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.7. TITLES AND HEADINGS.    The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8. GENDER AND NUMBER.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9. FRACTIONAL SHARES.    No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10. UNCERTIFICATED SHARES.    To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any Exchange.

17.11. CONTINUING SECURITIES LAW COMPLIANCE.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such

17.12. GOVERNING LAW.    To the extent not governed by federal law, the Plan and all Award Notices shall be construed in accordance with and governed by the laws of the State of Delaware.

17.13. ADDITIONAL PROVISIONS.    Each Award Notice may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.14. NO LIMITATIONS ON RIGHTS OF COMPANY.    The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.15. INDEMNIFICATION.    Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, by contract, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

APPENDIX B

TEXT OF PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION AND

BYLAWS (NEW TEXT BOLD AND UNDERLINED; DELETED TEXT STRUCK THROUGH)

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EASTMAN CHEMICAL COMPANY

ARTICLE V

Board of Directors

Section 5.5. Removal of Directors. Except as may be provided in a resolution or resolutions providing for any class or series of Preferred Stock pursuant to Article IV hereof with respect to any directors elected by the holders of such class or series, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause (except that Continuing Classified Directors may be removed only for cause),~~. Continuing Classified Directors may be removed from office only for cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, and other directors may be removed from office~~ by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

. . .

ARTICLE IX

[Reserved.]

~~Compromise~~

~~Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or the class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.~~

B-1

. . .

ARTICLE X

Amendment of Bylaws

The Board of Directors shall have power to adopt, amend, alter, change or repeal any Bylaws of the Corporation. In addition to any requirements of the Delaware General Corporation Law (and notwithstanding the fact that a lesser percentage may be specified by the Delaware General Corporation Law), the affirmative vote of the holders of a majority ~~at least 66 2/3% of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class,~~ of the votes cast with respect to the adoption, amendment, alteration, change or repeal of any Bylaws of the Corporation shall be required for the stockholders of the Corporation to adopt, amend, alter, change or repeal any Bylaws of the Corporation.

EASTMAN CHEMICAL COMPANY BYLAWS

SECTION VIII

Amendment of Bylaws

Section 8.2. Approval of Amendments. Notwithstanding the foregoing and anything contained in these bylaws to the contrary, these bylaws may not be amended, supplemented, or repealed by the stockholders, and no provision inconsistent in intent, operation, or effect therewith may be adopted by the stockholders, without the affirmative vote of the holders of a majority ~~at least 66-2/3%~~ of the ~~stock of the Corporation of any class or series entitled to vote generally in the election of the directors of the Board of Directors, voting together as a single class. Notwithstanding anything contained in these bylaws to the contrary, the affirmative vote of the holders of at least 66-2/3% of the stock of the Corporation of any class or series entitled to vote generally in the election of the directors of the Board of Directors, voting together as a single class, is required to amend, supplement or repeal, or to adopt any provisions inconsistent with, this section~~ votes cast with respect to adoption, supplementing, or repeal of these bylaws.

B-2

EASTMAN

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EASTMAN CHEMICAL COMPANY ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2012

Notice of Annual Meeting of Stockholders

WHEN AND WHERE IS THE STOCKHOLDERS MEETING?

WHAT IS BEING VOTED ON AT THE STOCKHOLDERS MEETING?

- The election of directors: Stephen R. Demeritt, Robert M. Hernandez, Julie F. Holder, Lewis M. Kling, and David W. Raisbeck.
- Advisory approval of executive compensation.
- A proposal to approve the 2012 Omnibus Stock Compensation Plan.
- The ratification of appointment of PricewaterhouseCoopers LLP as independent auditors.
- A proposal to amend the Certificate of Incorporation to eliminate certain supermajority stockholder voting provisions.
- Advisory vote on stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent.
- The consideration of any other business that is properly brought before the meeting or any adjournment of the meeting.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following proxy materials can be viewed at www.ViewMaterial.com/EMN:

- **2012 Proxy Statement**
- **2011 Annual Report**

If you want to receive a paper or e-mail copy of those documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 19, 2012 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below).

1. Call the toll-free telephone number, 1-800-516-1564, and follow the instructions provided, or
2. Access the website www.SendMaterial.com and follow the instructions provided, or
3. Send us an e-mail at papercopy@SendMaterial.com with your control number (located by the arrow in the box below) in the Subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for this annual meeting only.

➔

To vote your Eastman Chemical Company shares, you can attend the Annual Meeting of Stockholders and vote in person, or you can:

1. **Go to www.ViewMaterial.com/EMN**
2. **Click on the icon to vote your shares.**
3. **Enter the 11 digit control number (located by the arrow in the box above).**
4. **Follow the simple instructions to record your vote.**

You are able to vote by Internet until 6:00 a.m. on May 3, 2012.

[FORM OF LETTER TO EMPLOYEE STOCKHOLDERS WHO HOLD SHARES THROUGH COMPANY PLANS

David A. Golden

Vice President, Associate General Counsel

and Corporate Secretary

Phone: (423)229-8329

FAX: (423) 229-4137

dgolden@eastman.comMarch [_], 2012

Re: 2012 Annual Meeting Materials

Dear Fellow Eastman Employee and Stockholder: Our 2012 Annual Meeting of Stockholders will be held on May 3, and it is important that your shares be represented. Again this year, all employees who own Eastman shares through the ESOP or Eastman Investment Plan will access the Notice and Proxy Statement for the Annual Meeting and Eastman’ s Annual Report to Stockholders electronically on the Internet. Making these materials available to you electronically rather than by sending printed material in the mail significantly reduces the Company’ s printing and postage expenses and reflects our continuing efforts to increase efficiency and reduce costs through the expanded use of technology.

To access the 2011 Annual Report and the Notice and Proxy Statement for the 2012 Annual Meeting, please go to www.ViewMaterial.com/EMN and click on the icon for each document. (If you like, you may use your Eastman employee account to access the Internet website and review the materials.) The business to be considered and voted upon at the Annual Meeting is explained in the Proxy Statement. Please review the Proxy Statement, and the Annual Report, before voting your shares. If you wish to receive a paper copy of the Annual Report and Proxy Statement, select “SendMaterial” and enter the 11-digit number in the box by the arrow on your proxy card.

It is important that your shares be represented and voted at the Annual Meeting. As explained on the enclosed proxy card, you can vote by proxy by Internet, by telephone, or by marking, signing, dating, and mailing your proxy card in the enclosed postage-paid envelope. Whether you choose to vote by computer, telephone, or proxy card, please vote as soon as possible. Your vote is important, regardless of the number of shares you own.

Thank you. Yours very truly,

/s/ David A. Golden

David A. Golden

Vice President, Associate General Counsel and Corporate Secretary

[FORM OF NOTICE TO BE SENT TO CERTAIN STOCKHOLDERS OF RECORD

IN LIEU OF PAPER PROXY MATERIALS – PG.2]

EXPLANATION OF NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with federal securities laws, Eastman has elected to make its proxy materials relating to its 2012 Annual Meeting of Stockholders available on the Internet to stockholders receiving the accompanying notice (the “Notice”). The purpose of Internet availability of proxy materials is to promote the use of the Internet as a reliable and cost-effective means of making proxy materials available to stockholders. The Company expects that it may realize significant cost savings related to the printing and distribution of proxy materials to stockholders by the use of the Internet.

The purpose of the Notice is to provide you with important instructions for obtaining the Company’s proxy materials. The Notice is NOT a form for voting. We encourage you to review all of the important information contained in the proxy materials before voting.

Although you have received the Notice and may access and review the proxy materials via the Internet, you may also elect to receive a paper or e-mail copy of the proxy materials. In order to receive a paper or e-mail copy of the proxy materials, you must specifically request a copy by following the instructions contained in the Notice.

If you choose to vote via the Internet, you must follow the instructions on the Notice regarding accessing the Company’s proxy materials via the Internet.

You may also attend the Annual Meeting and vote in person. If you choose to vote in person, you must obtain the admission ticket that is included with the electronic form of proxy (accessible through the Internet site contained in the Notice), and bring it with you to the Annual Meeting of Stockholders.

[FORM OF PAPER PROXY - PG. 1]

EASTMAN
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh PA 15230-1150

➔

☎ Vote by Telephone or Internet 💻

Quick ★ ★ ★ Easy ★ ★ ★ Immediate

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To Vote by Phone:	Call anytime toll free **1-888-693-8683** There is no charge for this call. Follow the simple instructions to record your vote.
To Vote by Internet or Review the Proxy Statement	Access **www.cesvote.com** Follow the simple instructions presented to record your vote.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL THE PROXY CARD.

PROXY — ***EASTMAN CHEMICAL COMPANY*** — PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2012.

The undersigned hereby appoints Curtis E. Espeland and Theresa K. Lee as proxies with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side of this proxy card, all the shares of stock of Eastman Chemical Company held of record as of March 9, 2012 by the undersigned with all the powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 3, 2012 or any adjournment or postponement thereof.

SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THE REVERSE SIDE OF THIS CARD AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE FOR EACH OF THE NOMINEES IN ITEM 1, FOR ITEM 2, FOR ITEM 3, FOR ITEM 4, FOR ITEM 5, AND AGAINST ITEM 6.

____
Signature(s)

____
Signature(s)

Date: ______________________

Please sign exactly as your name(s) appears on this proxy. If shares are held jointly, all joint owners should sign. If signing as executor, administrator, attorney, trustee, guardian, or in any other representative capacity, please also give your full title.

MARK (ON THE OTHER SIDE), SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The undersigned hereby appoints Curtis E Espeiandanrj Theresa K Lee as proxies wiin power 10 act withoullheotherand with sbtatllLrtlon, and hereby g uinon zes i hem lo represent arid 1, a i des ig riated on the other sid e of mis proxy ca rd, al I ine shares of slock of Eastman Chemital Company held of recurd as of March 9, 2012 by (hjg undarsigne-d with all the powers that |ne undersigned would pussaui- if U!.un| ;A The Annual Mealing Of Stockholders of the Company id be neld Muy 3. 2012 or any adjOAirnmant or pcstponamunt (hereof. SAID PROXIES WILL VOTE OH THE PROPOSALS SET FORTH IN THE NOTICE OF AMhlJAL MEETING AND PROXV 5T JT AS SPECIFIED OH THE REVERSE SIDE DF THIS r,ARD AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ftNY OTHER BUSINESS THAT MAV PROPERLY GOI/E DCFDRC THCMCCTING. IF A VOTE IS NOT SPECIFIED. SAID PROXIES WILL VOTE FOR EACH DF THE NOMINEES IN ITEM 1. FOF! ITEM 1. FDR ITEM 3, FOFr ITFM 4. FOR ITFM, AJH AAANQT TFh

[FORM OF PAPER PROXY - PG. 2]

ADMISSION TICKET

Please bring this ticket if you choose to attend the Annual Meeting.
It will expedite your admittance when presented upon your arrival.

EASTMAN CHEMICAL COMPANY

Annual Meeting of Stockholders

Thursday, May 3, 2012
11:30 a.m.
Toy F. Reid Employee Center
400 South Wilcox Drive
Kingsport, Tennessee 37662

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 3, 2012: the proxy materials, Including the 2012 Proxy Statement and 2011 Annual Report, are available at www.ReadMaterial.com/EMN.

If you need directions to the 2012 Annual Meeting of Stockholders, please call 1-423-229-4647.

↑ **Please fold and detach card at perforation.** ↑

↓ **Please fold and detach card at perforation before mailing.** ↓

EASTMAN CHEMICAL COMPANY — PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR EACH OF THE NOMINEES IN ITEM 1, FOR ITEMS 2, 3, 4 AND 5, AND AGAINST ITEM 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN ITEM 1.

1. Election of Directors:

(1) STEPHEN R. DEMERITT	☐ FOR	☐ AGAINST	☐ ABSTAIN
(2) ROBERT M. HERNANDEZ	☐ FOR	☐ AGAINST	☐ ABSTAIN
(3) JULIE F. HOLDER	☐ FOR	☐ AGAINST	☐ ABSTAIN
(4) LEWIS M. KLING	☐ FOR	☐ AGAINST	☐ ABSTAIN
(5) DAVID W. RAISBECK	☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 2, 3, 4 AND 5.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Approval of 2012 Omnibus Stock Compensation Plan.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 6.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

(CONTINUED, AND TO BE SIGNED AND DATED, ON THE OTHER SIDE.)

[FORM OF LETTER TO EMPLOYEE STOCKHOLDERS WHO HOLD SHARES THROUGH COMPANY PLANS]

Eastman Chemical Company

P.O. Box 431

Kingsport, Tennessee 37662-5280

David A. Golden

Vice President, Associate General Counsel

and Corporate Secretary

Phone: (423) 229-8329

FAX: (423) 229-4137

dgolden@eastman.com

March [    ], 2012

Re:    2012 Annual Meeting Materials

Dear Fellow Eastman Employee and Stockholder:

Our 2012 Annual Meeting of Stockholders will be held on May 3, and it is important that your shares be represented. Again this year, all employees who own Eastman shares through the ESOP or Eastman Investment Plan will access the Notice and Proxy Statement for the Annual Meeting and Eastman’s Annual Report to Stockholders electronically on the Internet. Making these materials available to you electronically rather than by sending printed material in the mail significantly reduces the Company’s printing and postage expenses and reflects our continuing efforts to increase efficiency and reduce costs through the expanded use of technology.

To access the 2011 Annual Report and the Notice and Proxy Statement for the 2012 Annual Meeting, please go to www.ViewMaterial.com/EMN and click on the icon for each document. (If you like, you may use your Eastman employee account to access the Internet website and review the materials.) The business to be considered and voted upon at the Annual Meeting is explained in the Proxy Statement. Please review the Proxy Statement, and the Annual Report, before voting your shares. If you wish to receive a paper copy of the Annual Report and Proxy Statement, select “SendMaterial” and enter the 11-digit number in the box by the arrow on your proxy card.

It is important that your shares be represented and voted at the Annual Meeting. As explained on the enclosed proxy card, you can vote by proxy by Internet, by telephone, or by marking, signing, dating, and mailing your proxy card in the enclosed postage-paid envelope. Whether you choose to vote by computer, telephone, or proxy card, please vote as soon as possible. Your vote is important, regardless of the number of shares you own.

Thank you.

Yours very truly,

/s/ David A. Golden

David A. Golden

Vice President, Associate General Counsel and Corporate Secretary